Filed Pursuant to Rule 497(b)
Registration Nos. 333-109818
333-112915
333-111201

TAX EXEMPT

SECURITIES TRUST

Intermediate Term Trust 73

National Trust 392 (Insured)

California Trust 212

Unit Investment Trusts

❖

The Tax Exempt Securities Trust is sponsored by Citigroup Global Markets Inc. and consists of three separate unit investment trusts: Intermediate Term Trust 73, National Trust 392 (Insured) and California Trust 212.

Each trust contains a fixed portfolio of municipal bonds. The interest income of these bonds is generally exempt from federal income tax and, for state designated trusts, state and local income tax in the state for which the trust is named.

❖

The initial public offering of Units in the Trusts has been completed. The Units offered hereby are issued and outstanding Units which have been acquired by the Sponsor either by purchase from the Trustee of Units tendered for redemption or in the secondary market. The price at which the Units offered hereby were acquired was not less than the Redemption Price determined as described in Part B.

Read and retain this Prospectus for future reference.

The Securities and Exchange Commission has not approved or disapproved these Securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Prospectus dated August 5, 2005

Note:    Part A may not be distributed unless accompanied by Part B.

TAX EXEMPT SECURITIES TRUST

INVESTMENT SUMMARY AS OF AUGUST 5, 2005

Use this Investment Summary to help you decide whether the portfolios comprising the Tax Exempt Securities Trust are right for you. More detailed information can be found in Part B in this prospectus.

Investment Objective

Each of the trusts seeks to pay investors monthly distributions of tax exempt interest income while conserving their capital. The Sponsor has selected a fixed portfolio of municipal bonds intended to achieve these goals. There is, of course, no guarantee that the Trust’s objectives will be achieved.

Investment Strategy

All of the bonds in the National Trust (Insured) were insured by AAA-rated insurance companies that guarantee timely payments of principal and interest on the bonds (but not the value of the bonds before they mature). As a result, all of the bonds in the National Trust (Insured) were rated AAA by Standard & Poor’s or Fitch Ratings or Aaa by Moody’s.

All of the bonds the Intermediate Term and California Trusts were rated A or better by Standard & Poor’s, Moody’s or Fitch at the time of deposit. State designated trusts primarily contain bonds issued by the state for which the trust is named or counties, municipalities, authorities or political subdivisions of that state.

Taxes

Interest on all of the bonds in each of the trusts is generally exempt from regular federal income taxes. Interest on all of the bonds in each state trust is generally exempt from certain state and local personal income taxes of the state for which the trust is named. Each of the bonds in the trusts received an opinion from bond counsel rendered on the date of issuance confirming its tax exempt status.

Risk Factors

Holders can lose money by investing in these trusts. The value of the units and the bonds held in the portfolio can each decline in value. An investment in units of a trust should be made with an understanding of the following risks:

•	Municipal bonds are fixed rate debt obligations that decline in value with increases in interest rates, an issuer’s worsening financial condition or a drop in bond ratings.

•	Investors will receive early returns or principal when bonds are called or sold before they mature. Investors may not be able to reinvest the money they receive at as high a yield or as long a maturity.

•	The municipal bonds could lose their tax-exempt status either due to future legislation or due to the failure of a public issuer of a bond (or private guarantor) to meet certain conditions imposed by various tax laws.

•	The default of an issuer of a municipal bond in making its payment obligation could result in the loss of interest income and/or principal to investors of an uninsured trust. Investors of an insured trust could lose interest income and/or principal if the issuer and the insurer of a municipal bond both default in making their payment obligations.

•	Since the portfolio of each of the trusts is fixed and “not managed,” in general the Sponsor can only sell bonds at a trust’s termination or in order to meet redemptions. As a result, the price at which a bond is sold may not be the highest price it attained during the life of a trust.

•	Under certain circumstances an investor may recognize taxable income from his or her investment in a trust due to, for example, original issue discount, market discount or capital gains.

The Public Offering Price

The Public Offering Price per unit is calculated by:

•	dividing the aggregate bid price of the underlying bonds in a trust by the number of units outstanding

•	adding a sales charge of 3.70% (3.842% of the aggregate offering price of the bonds per unit) for the Intermediate Term Trust and 4.70% (4.932% of the aggregate bid price of the bonds per unit) for the National (Insured) and California Trusts.

Market for Units

The Sponsor currently intends to repurchase units from holders at prices based upon the aggregate bid price of the underlying bonds. The Sponsor is not obligated to maintain a market and may stop doing so without prior notice for any business reason. If the Sponsor stops repurchasing units, a unit holder may dispose of its units by redemption. The price received from the Trustee by the unit holder for units being redeemed is also based upon the aggregate bid price of the underlying bonds. Units can be sold at any time to the Sponsor or the Trustee without fee or penalty.

TAX EXEMPT SECURITIES TRUST

FEE TABLE FOR INTERMEDIATE TERM TRUST 73 (UNAUDITED)

This Fee Table is intended to help you to understand the costs and expenses that you will bear directly or indirectly. See Public Sale of Units and Expenses and Charges. Although each Trust is a unit investment trust rather than a mutual fund, this information is presented to permit a comparison of fees.

August 5, 2005

Unitholder Transaction Expenses

	As a % of Public Offering Price	Amounts per Unit
Maximum Sales Charge Imposed on Purchase (as a percentage of offering price)	3.70%	$38.97

Estimated Annual Trust Operating Expenses (as a percentage of average net assets)

	As a % of Net Assets	Amounts per Unit
Trustee’s Fee	.113%	$1.15
Other Operating Expenses	.150%	$1.52
Maximum Portfolio Supervision, Bookkeeping and Administrative Fees	.025%	$.25

Total	.288%	$2.92

TAX EXEMPT SECURITIES TRUST

FEE TABLE FOR NATIONAL TRUST 392 (INSURED) (UNAUDITED)

This Fee Table is intended to help you to understand the costs and expenses that you will bear directly or indirectly. See Public Sale of Units and Expenses and Charges. Although each Trust is a unit investment trust rather than a mutual fund, this information is presented to permit a comparison of fees.

August 5, 2005

Unitholder Transaction Expenses

	As a % of Public Offering Price	Amounts per Unit
Maximum Sales Charge Imposed on Purchase (as a percentage of offering price)	4.70%	$49.00

Estimated Annual Trust Operating Expenses (as a percentage of average net assets)

	As a % of Net Assets	Amounts per Unit
Trustee’s Fee	.118%	$1.17
Other Operating Expenses	.149%	$1.47
Maximum Portfolio Supervision, Bookkeeping and Administrative Fees	.025%	$.25

Total	.292%	$2.89

TAX EXEMPT SECURITIES TRUST

FEE TABLE FOR CALIFORNIA TRUST 212 (UNAUDITED)

This Fee Table is intended to help you to understand the costs and expenses that you will bear directly or indirectly. See Public Sale of Units and Expenses and Charges. Although each Trust is a unit investment trust rather than a mutual fund, this information is presented to permit a comparison of fees.

August 5, 2005

Unitholder Transaction Expenses

	As a % of Public Offering Price	Amounts per Unit
Maximum Sales Charge Imposed on Purchase (as a percentage of offering price)	4.70%	$49.82

Estimated Annual Trust Operating Expenses (as a percentage of average net assets)

	As a % of Net Assets	Amounts per Unit
Trustee’s Fee	.117%	$1.18
Other Operating Expenses	.147%	$1.50
Maximum Portfolio Supervision, Bookkeeping and Administrative Fees	.025%	$.25

Total	.289%	$2.93

TAX EXEMPT SECURITIES TRUST

SUMMARY OF ESSENTIAL INFORMATION AS OF AUGUST 5, 2005 (UNAUDITED)

Sponsor:    CITIGROUP GLOBAL MARKETS INC.

Trustee:    THE BANK OF NEW YORK

Evaluator:    STANDARD & POOR’S SECURITIES EVALUATIONS, INC.

	Intermediate Term Trust 73	National Trust 392 (Insured)	California Trust 212
Principal Amount of Securities in Trust	$2,945,000	$4,970,000	$3,000,000
Number of Units	2,946	4,974	3,000
Fractional Undivided Interest in Trust per Unit	1/2,946	1/4,974	1/3,000
Minimum Value of Trust:
Trust may be terminated if Principal Amount is less than	$1,500,000	$2,500,000	$1,500,000
Principal Amount of Securities in Trust per Unit	$999.66	$1,000.17	$1,000.00
Public Offering Price per Unit#*	$1,053.35	$1,036.52	$1,061.98
Sales Charge (3.70% for the Intermediate Term Trust and 4.70% for the National (Insured) Trust and California Trust of the Public Offering Price)#	38.97	49.00	49.82

Approximate Redemption and Sponsor’s Repurchase Price per Unit (per Unit Bid Price of Securities)#**	$1,014.38	$987.52	$1,012.16

Calculation of Estimated Net Annual Income per Unit:
Estimated Annual Income per Unit	$43.80	$46.27	$47.46
Less Estimated Annual Expenses per Unit	2.92	2.89	2.93

Estimated Net Annual Income per Unit	$40.88	$43.38	$44.53

Monthly Income Distribution per Unit	$3.41	$3.62	$3.71
Daily Rate (360-day basis) of Income Accrual per Unit	$.114	$.121	$.124
Estimated Current Return Based on Public Offering Price#	3.61%	4.08%	4.06%
Estimated Long-Term Return#	3.19%	3.94%	3.92%

#	Subject to changes in the prices of the underlying securities. The aggregate bid price of the securities is determined on each business day as of the Evaluation Time.
*	Plus $.47, $.49 and $.54 per Unit, representing accrued interest and the net cash on hand, accrued expenses and amounts distributable to Unit holders, attributable to the Units of Intermediate Term Trust 73, National Trust 392 (Insured) and California Trust 212, respectively, through the expected date of settlement (three business days after August 5, 2005).
**	Plus $3.98, $4.21 and $4.59 per Unit, representing accrued interest and the net cash on hand, accrued expenses and amounts distributable to Unit holders, attributable to the Units of Intermediate Term Trust 73, National Trust 392 (Insured) and California Trust 212, respectively, as of August 2, 2005, on a pro rata basis. (See “Redemption of Units—Computation of Redemption Price per Unit”.)

TAX EXEMPT SECURITIES TRUST

SUMMARY OF ESSENTIAL INFORMATION

AS OF AUGUST 5, 2005 (UNAUDITED)

Sponsor

Citigroup Global Markets Inc.

Trustee

The Bank of New York

Evaluator

Standard & Poor’s Securities Evaluations, Inc.

Date of DepositÙ and of Trust Agreement

March 30, 2004

Mandatory Termination Date*

Each Trust will terminate on the date of maturity, redemption, sale or other disposition of the last Bond held in the Trust.

Record Dates

The sixth day of each month.

Distribution Dates

The fifteenth day of each month.

Evaluation Time

As of 4:00 P.M. Eastern Time (or earlier on days where the Bond Market Association recommends an early bond market close).

Evaluator’s Fee

The Evaluator will receive a fee of $.29 per bond per evaluation.

Sponsor’s Annual Portfolio Supervision Fee**

Maximum of $.25 per $1,000 face amount of the underlying Bonds.

Ù	The Date of Deposit is the date on which the Trust Agreement was signed and the deposit with the Trustee was made.
*	The actual date of termination of each Trust may be considerably earlier (see Part B, “Amendment and Termination of the Trust Agreement – Termination”).
**	In addition to this amount, the Sponsor may be reimbursed for bookkeeping and other administrative expenses not exceeding its actual costs.

TAX EXEMPT SECURITIES TRUST

PORTFOLIO SUMMARY AS OF AUGUST 5, 2005 (UNAUDITED)

	Intermediate Term Trust 73		National Trust 392 (Insured)	California Trust 212
• Number of municipal bonds (from 8 states for the Intermediate Term Trust, from 13 states for the National Trust (Insured) and from California for the California Trust)	11		17	11
• Number of bonds issued with “original issue discount”	7		16	9
• Average life to maturity of the Bonds in the Trust (in years)	8.4		28.7	24.0

	Percentages†		Percentages†	Percentages†
General obligation bonds backed by the taxing power of that issuer	25.6%		11.2%	16.1%
Bonds not supported by the issuer’s power to levy tax	74.4%		88.8%	83.9%
The bonds derived their income from the following primary sources:
• educational facilities	7.5%		21.3%	12.8%
• gas works facilities	—%		7.5%	—%
• hospital and health care facilities	25.8%	*	5.4%	3.5%
• lease rental payments	—%		—%	16.7%
• public improvement facilities	—%		—%	8.4%
• power facilities	—%		9.6%	—%
• resource recovery facilities	17.2%		—%	—%
• sales tax	—%		5.3%	—%
• tax allocation	—%		—%	9.3%
• tobacco settlement	—%		—%	9.8%
• transportation facilities	6.6%		22.8%	—%
• water and sewer facilities	17.3%		16.9%	23.4%
The bonds in the trust are rated as follows:
• Standard & Poor’s
AAA	24.2%		90.5%	83.5%
AA	20.7%		—%	8.4%
A+	8.7%		—%	—%
A	21.4%		—%	—%
A–	5.1%		—%	—%

Total	80.1%		90.5%	91.9%

• Moody’s
Aaa	—%		9.5%	8.1%
A2	9.9%		—%	—%
A3	10.0%		—%	—%

Total	19.9%		9.5%	8.1%

The following insurance companies have insured the bonds in the trust as to timely payment of principal and interest:
• ACA	—%		—%	—%
• AMBAC	—%		25.4%	46.8%
• FGIC	17.3%		26.9%	—%
• FSA	7.0%		4.9%	3.5%
• MBIA	—%		42.8%	37.1%
• Radian	—%		—%	8.4%
• XLCA	—%		—%	4.2%

Total	24.3%		100.0%	100.0%

†	Percentage based on the aggregate bid price of the bonds in the trust.
*	The trust is considered to be “concentrated” in a particular category when bonds of that type make up 25% or more of the portfolio.

TAX EXEMPT SECURITIES TRUST

INTERMEDIATE TERM TRUST 73—PORTFOLIO OF SECURITIES

AS OF DECEMBER 31, 2004

	Principal Amount	Security Description	Ratings (1)	Redemption Provisions (2)	Market Value
1.	$100,000	Alaska Industrial Development & Export Authority Revenue Bonds, Providence Health System, 4.625% Due 10/1/2014	AA	10/1/13 @ 100	$104,985
2.	250,000	San Francisco, California, Ellis-O’Farrell Parking Corporation, Parking Revenue Bonds, 4.10% Due 4/1/2011	A3*	4/1/10 @ 102	255,873
3.	500,000	Stockton—East Water District, California, Certificates of Participation, FGIC Insured, 4.25% Due 4/1/2013	AAA	4/1/12 @ 101	526,465
4.	500,000	Broward County, Florida, Resource Recovery Revenue Bonds, Wheelabrator South, 4.50% Due 6/1/2011	AA	12/1/08 @ 101	521,590
5.	500,000	Tampa, Florida, Revenue Bonds, Capital Improvement, H. Lee Moffit, 4.875% Due 7/1/2013	A	7/1/09 @ 101	521,830
6.	280,000	Coralville, Iowa, General Obligation Capital Loan Notes, 5.00% Due 6/1/2018	A2*	6/1/11 @ 100 SF 6/1/13 @ 100	282,128
7.	250,000	Sedgwick County, Kansas, Unified School District #259, General Obligation Bonds, Wichita, Kansas, FSA Insured, 2.50% Due 10/1/2017	AAA	10/1/12 @ 100	211,475
8.	100,000	Massachusetts State Health & Educational Facilities Authority Revenue Bonds, Stonehill College, 4.375% Due 7/1/2015	A3*	7/1/13 @ 100	103,739
9.	250,000	New York City, New York, General Obligation Bonds, 4.50% Due 8/1/2012	A	—	263,535
10.	125,000	Hempstead Town, New York, Industrial Development Agency, Civic Facilities Revenue Bonds, Hofstra University Civic Facilities, 4.125% Due 7/1/2015	A	7/1/13 @ 100	126,026
11.	145,000	Oklahoma Development Finance Authority, Hospital Revenue Bonds, Duncan Regional Hospital Project, 5.00% Due 12/1/2014	A–	12/1/13 @ 102	153,155

	$3,000,000				$3,070,801

The accompanying Notes are an integral part of this Portfolio.

TAX EXEMPT SECURITIES TRUST

NATIONAL TRUST 392 (INSURED)—PORTFOLIO OF SECURITIES

AS OF DECEMBER 31, 2004

	Principal Amount	Security Description	Ratings (1)	Redemption Provisions (2)	Market Value

1.	$105,000	Los Angeles, California, Department of Water and Power, Waterworks Revenue Bonds, FGIC Insured, 5.125% Due 7/1/2041	AAA	7/1/11 @ 100 SF 7/1/33 @ 100	$107,121

2.	250,000	Jacksonville, Florida, Excise Taxes Revenue Bonds, FGIC Insured, 5.125% Due 10/1/2032	AAA	10/1/12 @ 100 SF 10/1/28 @ 100	258,260

3.	125,000	Illinois Development Authority Gas Supply Revenue Bonds, Peoples Gas Light & Coke, AMBAC Insured, 5.00% Due 2/1/2033	AAA	2/1/13 @ 100	127,156

4.	260,000	Chicago, Illinois, O’Hare International Airport Revenue Bonds, Second Lien Passenger Facility, AMBAC Insured, 5.125% Due 1/1/2032	AAA	1/1/11 @ 101 SF 1/1/31 @ 100	267,228

5.	515,000	City of Chicago, Illinois, Neighborhoods Alive 21 Program, General Obligation Bonds, FGIC Insured, 5.00% Due 1/1/2041	AAA	1/1/11 @ 100 SF 1/1/37 @ 100	520,047

6.	260,000	Indiana Health Facilities Finance Authority, Hospital Revenue Bonds, Sisters of St. Francis Health, MBIA Insured, 5.00% Due 11/1/2029	Aaa*	5/1/09 @ 101 SF 11/1/20 @ 100	263,786

7.	500,000	University of Maine System Revenue Bonds, MBIA Insured, 4.25% Due 3/1/2034	AAA	3/1/14 @ 100 SF 3/1/30 @ 100	452,680

8.	250,000	Massachusetts State Turnpike Authority, Metropolitan Highway System Revenue Bonds, AMBAC Insured, 4.75% Due 1/1/2034	AAA	1/1/09 @ 101 SF 1/1/30 @ 100	247,668

9.	500,000	Reno, Nevada, Transportation Revenue Bonds Project, AMBAC Insured, 5.25% Due 6/1/2041	AAA	6/1/12 @ 100 SF 6/1/38 @ 100	517,030

10.	285,000	Passaic Valley, New Jersey, Sewer Commissioners, Sewer System Revenue Bonds, FGIC Insured, 2.50% Due 12/1/2032	Aaa*	12/1/13 @ 100 SF 12/1/26 @ 100	188,761

TAX EXEMPT SECURITIES TRUST

NATIONAL TRUST 392 (INSURED)—PORTFOLIO OF SECURITIES

AS OF DECEMBER 31, 2004

	Principal Amount	Security Description	Ratings (1)	Redemption Provisions (2)	Market Value

11.	$100,000	Pennsylvania Turnpike Commission Registration Fee Revenue Bonds, AMBAC Insured, 5.00% Due 7/15/2041	AAA	7/15/11 @ 101 SF 7/15/34 @ 100	$101,736

12.	300,000	Rhode Island Clean Water Finance Agency Revenue Bonds, MBIA Insured, 5.00% Due 10/1/2035	AAA	10/1/13 @ 100 SF 10/1/29 @ 100	305,793

13.	350,000	South Carolina Jobs, Economic Development Authority Revenue Bonds, Student Housing Revenue Bonds, Francis Marion University Project, MBIA Insured, 4.50% Due 8/1/2032	AAA	8/1/14 @ 100	335,990

14.	250,000	Tennessee State School Board Authority Revenue Bonds, Higher Educational Facilities Second Program, FSA Insured, 4.375% Due 5/1/2034	AAA	5/1/12 @ 101 SF 5/1/30 @ 100	232,132

15.	250,000	Knoxville, Tennessee, Gas Revenue Bonds, MBIA Insured, 4.25% Due 3/1/2029	AAA	3/1/12 @ 100 SF 3/1/25 @ 100	235,805

16.	500,000	City of Austin, Texas, Subordinate Lien Revenue Refunding Bonds, MBIA Insured, 4.25% Due 5/15/2028	AAA	5/15/08 @ 101 SF 5/15/21 @ 100	466,920

17.	200,000	North Harris County, Texas, Regional Water Authority Revenue Bonds, FGIC Insured, 5.00% Due 12/15/2028	AAA	12/15/13 @ 100 SF 12/15/26 @ 100	205,370

	$5,000,000				$4,833,483

The accompanying Notes are an integral part of this Portfolio.

TAX EXEMPT SECURITIES TRUST

CALIFORNIA TRUST 212—PORTFOLIO OF SECURITIES

AS OF DECEMBER 31, 2004

	Principal Amount	Security Description	Ratings (1)	Redemption Provisions (2)	Market Value
1.	$500,000	State of California General Obligation Bonds, AMBAC Insured, 4.50% Due 2/1/2029	AAA	2/1/14 @ 100	$489,895
2.	105,000	California Health Facilities Financing Authority, Health Facility Revenue Bonds, Sutter Health, FSA Insured, 5.00% Due 8/15/2037	AAA	8/15/08 @ 101 SF 8/15/31 @ 100	106,168
3.	375,000	California State University Revenue & Colleges Systemwide Bonds, AMBAC Insured, 5.00% Due 11/1/2033	AAA	11/1/12 @ 100 SF 11/1/27 @ 100	384,008
4.	250,000	Commerce, California, Joint Powers Finance Authority Revenue Bonds, Redevelopment Projects, Radian Insured, 5.00% Due 8/1/2028	AA	8/1/13 @ 100 SF 8/1/24 @ 100	253,545
5.	100,000	East Bay, California, Municipal Utility District, Water System Revenue Bonds, MBIA Insured, 5.00% Due 6/1/2038	AAA	6/1/08 @ 101 SF 6/1/35 @ 100	101,559
6.	275,000	Golden State, California, Tobacco Securitization Corporation, Enhanced Tobacco Settlement Asset-Backed Bonds, AMBAC Insured, 5.00% Due 6/1/2043	AAA	6/1/13 @ 100 SF 6/1/39 @ 100	278,951
7.	270,000	Guadalupe, California, Redevelopment Agency, Tax Allocation Bonds, MBIA Insured, 5.125% Due 8/1/2035	AAA	8/1/11 @ 101 SF 8/1/28 @ 100	278,924
8.	500,000	Los Angeles, California, Department of Water and Power, Waterworks Revenue Bonds, MBIA Insured, 4.25% Due 10/15/2034	AAA	10/15/08 @ 101 SF 10/15/31 @ 100	464,095
9.	250,000	Monterey, California, Joint Power Finance Authority Lease Revenue Bonds, MBIA Insured, 5.00% Due 5/1/2032	AAA	5/1/12 @ 102 SF 5/1/28 @ 100	257,115
10.	250,000	Stanislaus County, California, Certificates of Participation, Capital Improvement, AMBAC Insured, 4.375% Due 9/1/2025	Aaa*	9/1/12 @ 101	245,810
11.	125,000	Tulare, California, Sewer Revenue Bonds, XLCA Insured, 4.875% Due 11/15/2033	AAA	11/15/11 @ 101 SF 11/15/29 @ 100	126,172

	$3,000,000				$2,986,242

The accompanying Notes are an integral part of this Portfolio.

TAX EXEMPT SECURITIES TRUST

PORTFOLIO OF SECURITIES—DECEMBER 31, 2004

(Continued)

NOTES TO PORTFOLIO OF SECURITIES:

(1)	Ratings are unaudited. All ratings are by Standard & Poor’s Rating Service, except those which are identified by an asterisk (*) are rated by Moody’s Investors Service, Inc., those identified by a double asterisk (**) are rated by Fitch Ratings and those indicated as NR which are not rated by either service. For a description of the meaning of the applicable rating symbols, see Part B of the prospectus, “Bond Ratings.” Ratings are as of the Summary of Essential Information date (August 5, 2005).
(2)	There is shown under this heading the year in which each issue of bonds initially or currently is redeemable and the redemption price for that year; unless otherwise indicated, each issue continues to be redeemable at declining prices thereafter, but not below par. “S.F.” indicates a sinking fund has been or will be established with respect to an issue of bonds. The prices at which bonds may be redeemed or called prior to maturity may or may not include a premium and, in certain cases, may be less than the cost of the bonds to the Trust. Certain bonds in the portfolio, including bonds not listed as being subject to redemption provisions, may be redeemed in whole or in part other than by operation of the stated redemption or sinking fund provisions under certain unusual or extraordinary circumstances specified in the instruments setting forth the terms and provisions of such bonds. For example, see discussion of obligations of municipal housing authorities under “Tax Exempt Securities Trust–Portfolio” in Part B of this prospectus.

INTERMEDIATE TERM TRUST 73 SUMMARY OF MUNICIPAL BONDS BY STATE*
Alaska	3.4%
California	25.4
Florida	34.0
Iowa	9.2
Kansas	6.9
Massachusetts	3.4
New York	12.7
Oklahoma	5.0
Total	100.0%
*	As a percentage of total market value of investments. Please note that trust holdings are subject to change.

NATIONAL TRUST 392 (INSURED) SUMMARY OF MUNICIPAL BONDS BY STATE*
California	2.2%
Florida	5.3
Illinois	18.9
Indiana	5.4
Massachusetts	5.1
Maine	9.4
New Jersey	3.9
Nevada	10.7
Pennsylvania	2.1
Rhode Island	6.3
South Carolina	7.0
Tennessee	9.7
Texas	14.0
Total	100.0%
*	As a percentage of total market value of investments. Please note that trust holdings are subject to change.

TAX EXEMPT SECURITIES TRUST

FINANCIAL AND STATISTICAL INFORMATION

Selected data for each Unit outstanding

Period Ended		Units Outstanding	Net Asset Value Per Unit	Income Distributions Per Unit	Principal Distributions Per Unit
December 31, 2004	Intermediate Term Trust	3,000	$1,025.87	$28.18	$—

	National Trust (Insured)	5,000	$969.19	$29.87	$—

	California Trust	3,000	$997.91	$30.67	$—

TAX EXEMPT SECURITIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2004

	Intermediate Term Trust 73	National Trust 392 (Insured)	California Trust 212
Assets:
Investments in securities, at market value (amortized cost $3,087,434, $4,969,934, and $3,051,289, respectively) (Note 1)	$3,070,801	$4,833,483	$2,986,242
Accrued interest	35,881	67,147	38,014

Total Assets	3,106,682	4,900,630	3,024,256

Liabilities:
Accrued expenses	3,873	6,416	3,873
Overdraft payable	25,199	48,271	26,648

Total Liabilities	29,072	54,687	30,521

Total Net Assets	$3,077,610	$4,845,943	$2,993,735

Net Assets:
Balance applicable to 3,000, 5,000, and 3,000 units, respectively of fractional undivided interest outstanding
Cost to investors (Note 3)	$3,224,160	$5,226,800	$3,210,660
Less initial underwriting commission (sales charge) (Note 3)	(119,025)	(245,026)	(150,555)
Less organization costs (Note 1)	(7,500)	(12,500)	(7,500)

Total cost to investors	3,097,635	4,969,274	3,052,605
Net unrealized appreciation/(depreciation) of investments (Note 5)	(16,633)	(136,451)	(65,047)
Undistributed/(overdistributed) net investment income	(3,392)	13,120	6,177

Total Net Assets	$3,077,610	$4,845,943	$2,993,735

Net asset value per unit	$1,025.87	$969.19	$997.91

The accompanying Notes to Financial Statements are an integral part of these statements.

TAX EXEMPT SECURITIES TRUST

INTERMEDIATE TERM TRUST 73

STATEMENT OF OPERATIONS

For the period ended December 31, 2004*
Investment Income (Note 1):
Interest	$88,554

Expenses:
Organization cost	7,500
Trustee’s fee (Note 1)	2,597
Evaluator’s fee	606
Sponsor’s fee (Note 1)	564
Other expenses	3,639

Total expenses	14,906

Net investment income	73,648

Realized and unrealized gain (loss) on investments:
Net change in unrealized appreciation/(depreciation) of investments	(16,633)

Net loss on investments	(16,633)

Net increase in net assets resulting from operations	$57,015

STATEMENT OF CHANGES IN NET ASSETS
For the period ended December 31, 2004*
Operations:
Net investment income	$73,648
Net change in unrealized appreciation/(depreciation) of investments	(16,633)

Net increase in net assets resulting from operations	57,015

Distributions to Unit Holders From (Note 2):
Net investment income	(84,540)

Decrease in net assets from distributions to unit holders	(84,540)

Decrease in net assets	(27,525)
Net Assets:
Beginning of period**	3,105,135

End of period (including overdistributed net investment income of $3,392)	$3,077,610

*	For the period March 30, 2004 (initial date of deposit) through December 31, 2004.
**	Net assets at beginning of period exclude $7,500 of organization costs incurred on the date of deposit, which is reflected in net investment income above.

The accompanying Notes to Financial Statements are an integral part of these statements.

TAX EXEMPT SECURITIES TRUST

NATIONAL TRUST 392 (INSURED)

STATEMENT OF OPERATIONS

For the period ended December 31, 2004*
Investment Income (Note 1):
Interest	$174,989

Expenses:
Organization cost	12,500
Trustee’s fee (Note 1)	4,616
Sponsor’s fee (Note 1)	940
Evaluator’s fee	936
Other expenses	6,027

Total expenses	25,019

Net investment income	149,970

Realized and unrealized gain (loss) on investments:
Net change in unrealized appreciation/(depreciation) of investments	(136,451)

Net loss on investments	(136,451)

Net increase in net assets resulting from operations	$13,519

STATEMENT OF CHANGES IN NET ASSETS
For the period ended December 31, 2004*
Operations:
Net investment income	$149,970
Net change in unrealized appreciation/(depreciation) of investments	(136,451)

Net increase in net assets resulting from operations	13,519

Distributions to Unit Holders From (Note 2):
Net investment income	(149,350)

Decrease in net assets from distributions to unit holders	(149,350)

Decrease in net assets	(135,831)
Net Assets:
Beginning of period**	4,981,774

End of period (including undistributed net investment income of $13,120)	$4,845,943

*	For the period March 30, 2004 (initial date of deposit) through December 31, 2004.
**	Net assets at beginning of period exclude $12,500 of organization costs incurred on the date of deposit, which is reflected in net investment income above.

The accompanying Notes to Financial Statements are an integral part of these statements.

TAX EXEMPT SECURITIES TRUST

CALIFORNIA TRUST 212

STATEMENT OF OPERATIONS

For the period ended December 31, 2004*
Investment Income (Note 1):
Interest	$105,674

Expenses:
Organization cost	7,500
Trustee’s fee (Note 1)	2,676
Evaluator’s fee	606
Sponsor’s fee (Note 1)	565
Other expenses	3,640

Total expenses	14,987

Net investment income	90,687

Realized and unrealized gain (loss) on investments:
Net change in unrealized appreciation/(depreciation) of investments	(65,047)

Net loss on investments	(65,047)

Net increase in net assets resulting from operations	$25,640

STATEMENT OF CHANGES IN NET ASSETS
For the period ended December 31, 2004*
Operations:
Net investment income	$90,687
Net change in unrealized appreciation/(depreciation) of investments	(65,047)

Net increase in net assets resulting from operations	25,640

Distributions to Unit Holders From (Note 2):
Net investment income	(92,010)

Decrease in net assets from distributions to unit holders	(92,010)

Decrease in net assets	(66,370)
Net Assets:
Beginning of period**	3,060,105

End of period (including undistributed net investment income of $6,177)	$2,993,735

*	For the period March 30, 2004 (initial date of deposit) through December 31, 2004.
**	Net assets at beginning of period exclude $7,500 of organization costs incurred on the date of deposit, which is reflected in net investment income above.

The accompanying Notes to Financial Statements are an integral part of these statements.

TAX EXEMPT SECURITIES TRUST

DECEMBER 31, 2004

NOTES TO FINANCIAL STATEMENTS

1.    Significant Accounting Policies

Tax Exempt Securities Trust is comprised of Intermediate Term Trust 73, National Trust 392 (Insured) and California Trust 212 (the “Trusts”) and was organized on March 30, 2004 (initial date of deposit) by a Trust Indenture and Agreement and related Reference Trust Agreement dated March 30, 2004, by Citigroup Global Markets Inc., as sponsor (the “Sponsor”), The Bank of New York, as trustee (the “Trustee”), and Standard & Poor’s Securities Evaluations, Inc., as evaluator (the “Evaluator”). As of June 21, 2004, The Bank of New York replaced JPMorgan Chase as trustee. The Trust is registered under the Investment Company Act of 1940 as a unit investment trust. The significant accounting policies of the Trust include the following:

Basis of Presentation. The financial statements are presented on the accrual basis of accounting in conformity with U.S. generally accepted accounting principles.

Investments in Marketable Securities. Security transactions are recorded on a trade date basis. Investments owned are carried at fair value as determined by the Evaluator, which is the closing bid price on the last day of trading during the period. The aggregate bid price of the bonds (which is used to calculate the price at which the Sponsor repurchases and sells Units in the secondary market and the redemption price at which Units may be redeemed) will be determined by the Evaluator (1) on the basis of the current bid prices for the bonds, (obligations underlying such deposited Units), (2) if bid prices are not available for any bonds, on the basis of current bid prices of comparable securities, (3) by appraisal, or (4) by any combination of the above. The difference between cost and fair value is reflected as unrealized appreciation (depreciation) of investments. Realized gains (losses) from securities transactions are determined for federal income tax and for financial reporting purposes on the identified cost basis.

Income Taxes. No provision for federal income taxes has been made in the accompanying financial statements because the Trust has elected and intends to continue to qualify for the tax treatment applicable to grantor trusts under the Internal Revenue Code. Under existing law, if the Trust so qualifies it will not be subject to federal income tax on net investment income and capital gains distributed to unit holders. Interest income on the Trust’s portfolio that is excludable from the federal gross income will be excludable from the federal gross income of the Unit holders. Unit holders must recognize taxable gains or losses when all or part of its pro rata portion of a bond is disposed of by the Trust for an amount greater or less than its adjusted tax basis, respectively.

Investment Income and Expenses. Investment income is recorded on the accrual basis and represents interest earned on the Trust’s portfolios, adjusted for amortization of premium and accretion of discount, accrued daily. The Trust pays a fee for trustee services that is based on $1.15/unit for Intermediate Term Trust 73, $1.17/unit for National Trust 392 (Insured) and $1.18/unit for California Trust 212 per $1,000 of outstanding investment principal. The Trust must also pay an evaluator fee of $.29 per bond per evaluation and a sponsor’s annual portfolio supervision fee of a maximum of $.25 per $1,000 face amount of the underlying bonds.

Accounting and Reporting. The Trustee has custody of and responsibility for all accounting and financial books and records. The Sponsor is responsible for preparation of the financial statements in conformity with U.S. generally accepted accounting principles based upon the books and records provided by the Trustee. The Evaluator determines the price for each underlying Bond included in each Trust’s Portfolio of Securities on the basis set forth in “Investments in Marketable Securities” above.

Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported therein. Actual results could differ from those estimates.

Organization Costs. A portion of the Public Offering Price consists of cash in an amount sufficient to reimburse the Sponsor for the per Unit portion of all or part of the organization costs of establishing a Trust. These costs have been

TAX EXEMPT SECURITIES TRUST

DECEMBER 31, 2004

NOTES TO FINANCIAL STATEMENTS (Continued)

estimated at $2.50 per Unit for each of the Trusts. A payment was made as of the close of the initial public offering period to an account maintained by the Trustee from which the obligation of the investors to the Sponsor will be satisfied.

2.    Distributions of Income and Redemption of Units

The Trust Agreement requires that the net investment income and net realized capital gains (if any) of the Trust, and also the proceeds from the sale, redemption, or maturity of securities (to the extent that the proceeds are not used to redeem units), be distributed to unit holders monthly. Interest received by the Trust is distributed to Unit holders on the fifteenth day of each month, after deducting applicable expenses.

The Agreement also requires the Trust to redeem units tendered for redemption, to the extent that such units are not purchased by the Sponsor, at a price determined based on bid prices of the securities of the Trust. No units were redeemed by the Trustee during the period from March 30, 2003 (initial date of deposit) to December 31, 2004.

3.    Original Cost to Investors

The original cost to investors represents the aggregate initial public offering price as of the initial date of deposit (March 30, 2003), exclusive of accrued interest. The initial underwriting commission (sales charge) was 3.70% of the aggregate Public Offering Price (3.842% of the aggregate offering price of the securities) for the Intermediate Term Trust and 4.70% of the aggregate public offering price (4.932% of the aggregate offering price of the Securities) for the National (Insured) and California Trusts.

4.    Concentration of Credit Risk

Since California Trust 212 invests primarily in obligations of issuers within California, it is subject to possible concentration risk associated with economic, political or legal developments or industrial or regional matters specifically affecting California.

5.    Investments

At December 31, 2004, the net unrealized market appreciation (depreciation) of all tax exempt bonds was comprised of the following:

	Intermediate Term Trust 73	National Trust 392 (Insured)	California Trust 212
Gross unrealized market appreciation	$1,513	$—	$—
Gross unrealized market (depreciation)	(18,146)	(136,451)	(65,047)

Net unrealized market appreciation/(depreciation)	$(16,633)	$(136,451)	$(65,047)

TAX EXEMPT SECURITIES TRUST

DECEMBER 31, 2004

NOTES TO FINANCIAL STATEMENTS (Continued)

6.    Financial Highlights

	INTERMEDIATE TERM TRUST 73
	2004(1)(2)
Per Share Operating Performance:
Net asset value, beginning of period*	$1,035.05

Income from investment operations:
Net investment income	24.55
Net realized and unrealized gain (loss) on investment transactions	(5.55)

Total income from investment operations	19.00

Less distributions from net investment income	(28.18)

Net asset value, end of period	$1,025.87

Net assets, end of period	$3,077,610
Ratios to Average Net Assets
Expenses**	.65	%(3)
Net Investment Income	3.23	%(3)
Total Return	1.86	%(4)(5)

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	For the period from March 30, 2004 (initial date of deposit) to December 31, 2004.
(3)	Annualized.
(4)	Total return is not annualized, as it may not be representative of the total return for the year. Past performance is no guarantee of future results.
(5)	Does not include sales charge.
*	Net asset value, beginning of period excludes $2.50 of organization costs incurred on the date of deposit, which is reflected in net investment income per share.
**	Includes organization costs incurred during the initial period of operations of the Trust and are not expected to be incurred by the Trust in future periods. These organization costs are the primary reason for the variance between the expense ratio disclosed in the Financial Highlights and the estimated expense ratio disclosed in the Fee Table.

TAX EXEMPT SECURITIES TRUST

DECEMBER 31, 2004

NOTES TO FINANCIAL STATEMENTS (Continued)

6.    Financial Highlights (Cont’d)

	NATIONAL TRUST 392 (INSURED)
	2004(1)(2)
Per Share Operating Performance:
Net asset value, beginning of period*	$996.35

Income from investment operations:
Net investment income	29.99
Net realized and unrealized gain (loss) on investment transactions	(27.28)

Total income from investment operations	2.71

Less distributions from net investment income	(29.87)

Net asset value, end of period	$969.19

Net assets, end of period	$4,845,943
Ratios to Average Net Assets
Expenses**	.70	%(3)
Net Investment Income	4.21	%(3)
Total Return	.34	%(4)(5)

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	For the period from March 30, 2004 (initial date of deposit) to December 31, 2004.
(3)	Annualized.
(4)	Total return is not annualized, as it may not be representative of the total return for the year. Past performance is no guarantee of future results.
(5)	Does not include sales charge.
*	Net asset value, beginning of period excludes $2.50 of organization costs incurred on the date of deposit, which is reflected in net investment income per share.
**	Includes organization costs incurred during the initial period of operations of the Trust and are not expected to be incurred by the Trust in future periods. These organization costs are the primary reason for the variance between the expense ratio disclosed in the Financial Highlights and the estimated expense ratio disclosed in the Fee Table.

TAX EXEMPT SECURITIES TRUST

DECEMBER 31, 2004

NOTES TO FINANCIAL STATEMENTS (Continued)

6.    Financial Highlights (Cont’d)

	CALIFORNIA TRUST 212
	2004(1)(2)
Per Share Operating Performance:
Net asset value, beginning of period*	$1,020.04

Income from investment operations:
Net investment income	30.23
Net realized and unrealized gain (loss) on investment transactions	(21.69)

Total income from investment operations	8.54

Less distributions from net investment income	(30.67)

Net asset value, end of period	$997.91

Net assets, end of period	$2,993,735
Ratios to Average Net Assets
Expenses**	.68	%(3)
Net Investment Income	4.13	%(3)
Total Return	.91	%(4)(5)

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	For the period from March 30, 2004 (initial date of deposit) to December 31, 2004.
(3)	Annualized.
(4)	Total return is not annualized, as it may not be representative of the total return for the year. Past performance is no guarantee of future results.
(5)	Does not include sales charge.
*	Net asset value, beginning of period excludes $2.50 of organization costs incurred on the date of deposit, which is reflected in net investment income per share.
**	Includes organization costs incurred during the initial period of operations of the Trust and are not expected to be incurred by the Trust in future periods. These organization costs are the primary reason for the variance between the expense ratio disclosed in the Financial Highlights and the estimated expense ratio disclosed in the Fee Table.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Unit Holders, Sponsor and Trustee of Tax Exempt Securities Trust:

We have audited the accompanying statements of assets and liabilities of Tax Exempt Securities Trust (comprised of Intermediate Term Trust 73, National Trust 392 (Insured) and California Trust 212, collectively, the “Trusts”), including the portfolios of securities, as of December 31, 2004, and the related statements of operations and changes in net assets for the period from March 30, 2004 (initial date of deposit) to December 31, 2004. These financial statements are the responsibility of the Sponsor (see Note 1). Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the Trusts constituting Tax Exempt Securities Trust as of December 31, 2004, and the results of their operations and changes in their net assets for the period from March 30, 2004 to December 31, 2004, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

New York, New York

September 21, 2005

PROSPECTUS-PART B

Note: Part B of this Prospectus may not be distributed unless accompanied by Part A

TAX EXEMPT SECURITIES TRUST

The Trusts

For over 20 years, Tax Exempt Securities Trust has specialized in quality municipal bond investments designed to meet a variety of investment objectives and tax situations. Tax Exempt Securities Trust is a convenient and cost effective alternative to individual bond purchases. Each Trust is one of a series of similar but separate unit investment trusts. A unit investment trust provides many of the same benefits as individual bond purchases. However, while receiving many of the benefits, the holder of Units (the “Holder”) avoids the complexity of analyzing, selecting and monitoring a multi-bond portfolio. Each Trust is also created under the laws of the State of New York by a Trust Indenture and Agreement and related Reference Trust Agreement dated the Date of Deposit (collectively, the “Trust Agreement”), of Citigroup Global Markets Inc., as Sponsor, The Bank of New York, as Trustee, and Standard & Poor’s Securities Evaluations, Inc., as Evaluator. Each Trust containing Bonds of a state for which such Trust is named (a “State Trust”) and each National or Intermediate Term Trust is referred to herein as a “Trust” and together they are referred to as “Trusts.” On the Date of Deposit, the Sponsor deposited contracts and funds (represented by a certified check or checks and/or an irrevocable letter or letters of credit, issued by a major commercial bank) for the purchase of certain interest-bearing obligations (the “Bonds”) and/or Units of preceding Series of Tax Exempt Securities Trust (the “Deposited Units”). The Bonds and Deposited Units are referred to herein collectively as the “Securities.” After the deposit of the Securities and the creation of the Trusts, the Trustee delivered to the Sponsor registered certificates of beneficial interest (the “Certificates”) representing the units (the “Units”) comprising the entire ownership of each Trust. The initial public offering of Units in each Trust has been completed. The Units are issued and outstanding and were acquired by the Sponsor either by purchasing Units from the Trustee which were tendered for redemption or in the secondary market. References to multiple Trusts in Part B herein should be read as references to a single Trust if Part A indicates the creation of only one Trust.

Objectives

The objectives of each Trust are tax-exempt income and conservation of capital through an investment in a diversified portfolio of municipal bonds. There is no guarantee that a Trust’s objectives will be achieved.

Portfolio

The Sponsor’s investment professionals select Bonds for the Trust portfolios from among the 200,000 municipal bond issues that vary according to bond purpose, credit quality and years to maturity. The following factors, among others, were considered in selecting the Bonds for each Trust:

•	whether the interest on the Bonds selected would be exempt from federal and/or state income taxes imposed on the Holders;

•	for an uninsured Trust, whether the Bonds were rated “A” or better by a major bond rating agency;

•	for an insured Trust, whether the Bonds were rated “AAA” or its equivalent by a major bond rating agency;

•	the maturity dates of the Bonds (including whether such Bonds may be called or redeemed prior to their stated maturity);

•	the diversity of the types of Bonds; and

•	the cost of the Bonds relative to what the Sponsor believes is their value.

An Intermediate Term Trust will have a dollar-weighted average portfolio maturity of more than three years but no more than eleven years from the Date of Deposit. An Intermediate Term Trust (Limited Term) will have a dollar-weighted portfolio maturity of more than three years but no more than eight years from the Date of Deposit. A National Trust (Intermediate/Long Series) will have a dollar-weighted maturity of more than eleven years but no more than fifteen years from the Date of Deposit. A National or State Trust not specified as to term will have a dollar weighted average portfolio maturity of more than ten years from the Date of Deposit.

The Units

Each Unit in a Trust represents a fractional undivided interest in the principal and net income of such Trust. If any Units are redeemed after the date of this Prospectus, the principal amount of Bonds in the Trust will be reduced by an amount allocable to redeemed Units. Also, the fractional undivided interest in the Trust represented by each unredeemed Unit will be increased. Units will remain outstanding until redeemed or until the termination of the Trust.

RISK FACTORS

An investment in Units is subject to the following risks.

Failure of Issuers to Pay Interest and/or Principal

The primary risk associated with an investment in Bonds is that the issuer of the Bond will default on principal and/or interest payments when due on the Bond. Such a default would have the effect of lessening the income generated by the Trust and/or the value of the Trust’s Units. The bond ratings assigned by major rating organizations are an indication of the issuer’s ability to make interest and principal payments when due on its bonds. Subsequent to the Date of Deposit the rating assigned to a bond may decline. Neither the Sponsor nor the Trustee shall be liable in any way for any default, failure or defect in any bond.

Original Issue Discount Bonds and Zero Coupon Bonds

Certain of the Bonds in the Trust may be original issue discount bonds and/or zero coupon bonds. Original issue discount bonds are bonds originally issued at less than the market interest rate. Zero coupon bonds are original issue discount bonds that do not provide for the payment of current interest. For federal income tax purposes, original issue discount on such bonds must be accrued over the terms of such bonds. On sale or redemption, the difference between (i) the amount realized (other than amounts treated as tax-exempt income), and (ii) the tax basis of such bonds (properly adjusted for the accrual of original issue discount) will be treated as taxable income, gain or loss. See “Taxes” herein.

“When Issued” and “Delayed Delivery” Bonds

Certain Bonds in a Trust may have been purchased by the Sponsor on a “when issued” basis. Bonds purchased on a “when issued” basis have not yet been issued by their governmental entity on the Date of Deposit (although such governmental entity had committed to issue such Bonds). In the case of these and/or certain other Bonds, the delivery of the Bonds may be delayed (“delayed delivery”) or may not occur. The effect of a Trust containing “delayed delivery” or “when issued” Bonds is that Holders who purchased their Units prior to the date such Bonds are actually delivered to the Trustee may have to make a downward adjustment in the tax basis of their Units. Such downward adjustment may be necessary to account for interest accruing on such “when issued” or “delayed delivery” Bonds during the time between the Holders purchase of Units and delivery of such Bonds to a Trust.

Redemption or Sale Prior to Maturity

Most of the Bonds in the Portfolio of a Trust are subject to redemption prior to their stated maturity date pursuant to sinking fund or call provisions. A call or redemption provision is more likely to be exercised when the offering price valuation of a bond is higher than its call or redemption price. Such price valuation is likely to be higher in periods of declining interest rates. The Bonds may also be subject to special or extraordinary call provisions. Certain of the Bonds may be sold or redeemed or otherwise mature. In such cases, the proceeds from such events will be distributed to Holders and will not be reinvested. Thus, no assurance can be given that a Trust will retain for any length of time its present size and composition. To the extent that a Bond was deposited in a Trust at a price higher than the price at which it is redeemable, or at a price higher than the price at which it is sold, a sale or redemption will result in a loss in the value of Units. Monthly distributions will generally be reduced by the amount of the income which would otherwise have been paid with respect to sold or redeemed bonds. The Estimated Current Return and Estimated Long-Term Return of the Units may be adversely affected by such sales or redemptions.

Market Discount

The Portfolio of the Trust may consist of some Bonds whose current market values were below face value on the Date of Deposit. A primary reason for the market value of such Bonds being less than face value at maturity is that the interest coupons of such Bonds are at lower rates than the current market interest rate for comparably rated Bonds. Bonds selling at market discounts tend to increase in market value as they approach maturity. A market discount tax-exempt Bond will have a larger portion of its total return in the form of taxable ordinary income (because market discount income is taxable ordinary income) and less in the form of tax-exempt income than a comparable Bond bearing interest at current market rates. See “Taxes” herein.

Risks Inherent in an Investment in Different Types of Bonds

The Trust may contain or be concentrated in one or more of the classifications of Bonds referred to below. The two principal classifications of Bonds are “general obligation” and “revenue” bonds. General obligation bonds are secured by the issuer’s pledge of its faith, credit and taxing power for the payment of principal and interest. The principal and interest on revenue bonds are payable from the income of specific projects or authorities, such as hospital facilities or transit authorities, and generally are not supported by the issuer’s taxing power. In addition, certain kinds of “private activity bonds” are issued by public authorities to provide funding for various privately operated industrial facilities (“industrial development revenue bonds”). A Trust is considered to be “concentrated” in a particular category when the Bonds in that category constitute 25% or more of the aggregate value of the Portfolio. An investment in Units of the Trust should be made with an understanding of the risks that these investments may entail, certain of which are described below.

General Obligation Bonds. Certain of the Bonds in the Portfolio may be general obligations of a governmental entity that are secured by the taxing power of the entity. General obligation bonds are backed by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. However, the taxing power of any governmental entity may be limited by provisions of state constitutions or laws and an entity’s credit will depend on many factors. Some such factors are the entity’s tax base, the extent to which the entity relies on federal or state aid and other factors which are beyond the entity’s control.

Industrial Development Revenue Bonds (“IDRs”). IDRs, including pollution control revenue bonds, are tax-exempt securities issued by states, municipalities, public authorities or similar entities to finance the cost of acquiring, constructing or improving various projects. These projects are usually operated by corporate entities. IDRs are not general obligations of governmental entities backed by their taxing power. Issuers are only obligated to pay amounts due on the IDRs to the extent that funds are available from the unexpended proceeds of the IDRs or receipts or revenues of the issuer. Payments of IDRs are solely dependent upon the creditworthiness of the corporate operator of the project or corporate guarantor. Such corporate operators or guarantors that are industrial companies may be affected by many factors which may have an adverse impact on the credit quality of the particular company or industry.

Hospital and Health Care Facility Bonds. The ability of hospitals and other health care facilities to meet their obligations with respect to revenue bonds issued on their behalf is dependent on various factors. Some such factors are the level of payments received from private third-party payors and government programs and the cost of providing health care services. There can be no assurance that payments under governmental programs will remain at levels comparable to present levels or will be sufficient to cover the costs associated with their bonds. It also may be necessary for a hospital or other health care facility to incur substantial capital expenditures or increased operating expenses to effect changes in its facilities, equipment, personnel and services. Hospitals and other health care facilities are additionally subject to claims and legal actions by patients and others in the ordinary course of business. There can be no assurance that a claim will not exceed the insurance coverage of a health care facility or that insurance coverage will be available to a facility.

Single Family and Multi-Family Housing Bonds. Multi-family housing revenue bonds and single family mortgage revenue bonds are state and local housing issues that have been issued to provide financing for various housing projects. Multi-family housing revenue bonds are payable primarily from mortgage loans to housing projects for low to moderate income families. Single-family mortgage revenue bonds are issued for the purpose of acquiring notes secured by mortgages on residences. The ability of housing issuers to make debt service payments on their obligations may be affected by various economic and non-economic factors. Such factors include: occupancy levels, adequate rental income in multi-family projects, the rate of default on mortgage loans underlying single family issues and the ability of mortgage insurers to pay claims. All single family mortgage revenue bonds and certain multi-family housing revenue bonds are prepayable over the life of the underlying mortgage or mortgage pool. Therefore, the average life of housing obligations cannot be determined. However, the average life of these obligations will ordinarily be less than their stated maturities. Mortgage loans are frequently partially or completely prepaid prior to their final stated maturities. To the extent that these obligations were valued at a premium when a Holder purchased Units, any prepayment at par would result in a loss of capital to the Holder and reduce the amount of income that would otherwise have been paid to Holders.

Power Facility Bonds. The ability of utilities to meet their obligations with respect to bonds they issue is dependent on various factors. These factors include the rates they may charge their customers, the demand for a utility’s services and the cost of providing those services. Utilities are also subject to extensive regulations relating to the rates which they may charge customers. Utilities can experience regulatory, political and consumer resistance to rate increases. Utilities engaged in long-term capital projects are especially sensitive to regulatory lags in granting rate increases. Utilities are additionally subject to increased costs due to governmental environmental regulation and decreased profits due to increasing competition. Any difficulty in obtaining timely and adequate rate increases could adversely affect a utility’s results of operations. The Sponsor cannot predict at this time the ultimate effect of such factors on the ability of any issuers to meet their obligations with respect to Bonds.

Water and Sewer Revenue Bonds. Water and sewer bonds are generally payable from user fees. The ability of state and local water and sewer authorities to meet their obligations may be affected by a number of factors. Some such factors are the failure of municipalities to utilize fully the facilities constructed by these authorities, declines in revenue from user charges, rising construction and maintenance costs, impact of environmental requirements, the difficulty of obtaining or discovering new supplies of fresh water, the effect of conservation programs, the impact of “no growth” zoning ordinances and the continued availability of federal and state financial assistance and of municipal bond insurance for future bond issues.

University and College Bonds. The ability of universities and colleges to meet their obligations is dependent upon various factors. Some of these factors, of which an investor should be aware, are the size and diversity of their sources of revenues, enrollment, reputation, management expertise, the availability and restrictions on the use of endowments and other funds, the quality and maintenance costs of campus facilities. Also, in the case of public institutions, the financial condition of the relevant state or other governmental entity and its policies with respect to education may affect an institution’s ability to make payments on its own.

Lease Rental Bonds.  Lease rental bonds are predominantly issued by governmental authorities that have no taxing power or other means of directly raising revenues. Rather, the authorities are financing vehicles created solely for the construction of buildings or the purchase of equipment that will be used by a state or local government. Thus, the bonds are subject to the ability and willingness of the lessee government to meet its lease rental payments which include debt service on the bonds. Lease rental bonds are subject to the risk that the lessee government is not legally obligated to budget and appropriate for the rental payments beyond the current fiscal year. These bonds are also subject to the risk of abatement in many states as rental bonds cease in the event that damage, destruction or condemnation of the project prevents its use by the lessee. Also, in the event of default by the lessee government, there may be significant legal and/or practical difficulties involved in the reletting or sale of the project.

Capital Improvement Facility Bonds. The Portfolio of a Trust may contain Bonds which are in the capital improvement facilities category. Capital improvement bonds are bonds issued to provide funds to assist political subdivisions or agencies of a state through acquisition of the underlying debt of a state or local political subdivision or agency. The risks of an investment in such bonds include the risk of possible prepayment or failure of payment of proceeds on and default of the underlying debt.

Solid Waste Disposal Bonds. Bonds issued for solid waste disposal facilities are generally payable from tipping fees and from revenues that may be earned by the facility on the sale of electrical energy generated in the combustion of waste products. The ability of solid waste disposal facilities to meet their obligations depends upon the continued use of the facility, the successful and efficient operation of the facility and, in the case of waste-to-energy facilities, the continued ability of the facility to generate electricity on a commercial basis. Also, increasing environmental regulation on the federal, state and local level has a significant impact on waste disposal facilities. While regulation requires more waste producers to use waste disposal facilities, it also imposes significant costs on the facilities.

Moral Obligation Bonds. The Trust may also include “moral obligation” bonds. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of the bonds becomes a moral commitment but not a legal obligation of the state or municipality in question. Thus, such a commitment generally requires appropriation by the state legislature and accordingly does not constitute a legally enforceable obligation or debt of the state. The agencies or authorities generally have no taxing power.

Refunded Bonds. Refunded Bonds are typically secured by direct obligations of the U.S. Government, or in some cases obligations guaranteed by the U.S. Government, placed in an escrow account maintained by an independent trustee until maturity or a predetermined redemption date. These obligations are generally noncallable prior to maturity or the predetermined redemption date. In a few isolated instances to date, however, bonds which were thought to be escrowed to maturity have been called for redemption prior to maturity.

Airport, Port and Highway Revenue Bonds. Certain facility revenue bonds are payable from and secured by the revenues from the ownership and operation of particular facilities, such as airports, highways and port authorities. Airport operating income may be affected by the ability of airlines to meet their obligations under the agreements with airports. Similarly, payment on bonds related to other facilities is dependent on revenues from the projects, such as use fees from ports, tolls on turnpikes and bridges and rents from buildings. Therefore, payment may be adversely affected by reduction in revenues due to such factors and increased cost of maintenance or decreased use of a facility. The Sponsor cannot predict what effect conditions may have on revenues which are dependent for payment on these bonds.

Special Tax Bonds. Special tax bonds are payable from and secured by the revenues derived by a municipality from a particular tax. Examples of such special taxes are a tax on the rental of a hotel room, on the purchase of food and beverages, on the rental of automobiles or on the consumption of liquor. Special tax bonds are not secured by the general tax revenues of the municipality, and they do not represent general obligations of the municipality. Therefore, payment on special tax bonds may be adversely affected by a reduction in revenues realized from the underlying special tax. Also, should spending on the particular goods or services that are subject to the special tax decline, the municipality may be under no obligation to increase the rate of the special tax to ensure that sufficient revenues are raised from the shrinking taxable base.

Tax Allocation Bonds. Tax allocation bonds are typically secured by incremental tax revenues collected on property within the areas where redevelopment projects, financed by bond proceeds are located. Such payments are expected to be made from projected increases in tax revenues derived from higher assessed values of property resulting from development in the particular project area and not from an increase in tax rates. Special risk considerations include: reduction of, or a less than anticipated increase in, taxable values of property in the project area; successful appeals by property owners of assessed valuations; substantial delinquencies in the payment of property taxes; or imposition of any constitutional or legislative property tax rate decrease.

Tobacco Settlement Revenue Bonds. Tobacco Settlement Revenue Bonds are secured by a state or local government’s proportionate share in the Master Settlement Agreement (“MSA”). The MSA is an agreement, reached out of court in November 1998 between the attorneys general of 46 states (Florida, Minnesota, Mississippi and Texas all settled independently) and six other U.S. jurisdictions (including the District of Columbia, Puerto Rico and Guam), and the four largest U.S. tobacco manufacturers (Philip Morris, RJ Reynolds, Brown & Williamson, and Lorillard). Subsequently 34 smaller tobacco manufacturers signed on to the MSA, bringing the current combined market share of participating tobacco manufacturers to approximately 99%. The MSA basically provides for payments annually by the manufacturers to the states and jurisdictions in perpetuity, in exchange for releasing all claims against the manufacturers and a pledge of no further litigation. The MSA established a base payment schedule and a formula for adjusting payments each year. Manufacturers pay into a master escrow trust based on their market share, and each state receives a fixed percentage of the payment as set forth in the MSA. Annual payments are highly dependent on annual domestic cigarette shipments and inflation, as well as several other factors. As a result, payments made by tobacco manufacturers could be negatively impacted by a decrease in tobacco consumption over time. A market share loss by the MSA companies to non-MSA participating manufacturers would also cause a downward adjustment in the payment amounts. A participating manufacturer filing for bankruptcy could cause delays or reductions in bond payments.

Certain Tobacco Settlement Revenue Bonds are issued with “turbo” redemption features. Under the turbo structure, all available excess revenues are applied as an early redemption to the designated first turbo maturity until it is completely repaid, and then to the next turbo maturity until paid in full, and so on. The result is that the returned principal creates an average maturity that could be much shorter than the legal final maturity.

Transit Authority Bonds. Mass transit is generally not self-supporting from fare revenues. Therefore, additional financial resources must be made available to ensure operation of mass transit systems as well as the timely payment of debt service. Often such financial resources include federal and state subsidies, lease rentals paid by funds of the state or local government or a pledge of a special tax. If fare revenues or the additional financial resources do not increase appropriately to pay for rising operating expenses, the ability of the issuer to adequately service the debt may be adversely affected.

Convention Facility Bonds. The Portfolio of a Trust may contain Bonds of issuers in the convention facilities category. Bonds in the convention facilities category include special limited obligation securities issued to finance convention and sports facilities payable from rental payments and annual governmental appropriations. The governmental agency is not obligated to make payments in any year in which the monies have not been appropriated to make such payments. In addition, these facilities are limited use facilities that may not be used for purposes other than as convention centers or sports facilities.

Correctional Facility Bonds. The Portfolio of a Trust may contain Bonds of issuers in the correctional facilities category. Bonds in the correctional facilities category include special limited obligation securities issued to construct, rehabilitate and purchase correctional facilities payable from governmental rental payments and/or appropriations.

Puerto Rico Bonds. Certain of the Bonds in the Trust may be general obligations and/or revenue bonds of issuers located in the Commonwealth of Puerto Rico (“Puerto Rico” or the “Commonwealth”). These Bonds will be affected by general economic conditions in Puerto Rico. The economy of Puerto Rico is closely linked to the United States economy. Factors affecting the United States economy usually have a significant impact on the performance of the Puerto Rico economy. These include exports, direct investment, the amount of federal transfer payments, the level of interest rates, the level of oil prices, the rate of inflation, and tourist expenditures. Consequently, the economic slowdown in the United States in 2001 and 2002 and the subsequent recovery in 2003, which continued in 2004, have also been reflected in the Puerto Rico economy. During fiscal year 2003 (July 2002 through June 2003), approximately 86% of Puerto Rico’s exports went to the United States mainland, which was also the source of approximately 49% of Puerto Rico’s imports. In fiscal year 2003, Puerto Rico experienced a $21.4 billion positive merchandise trade balance.

Fiscal Year 2003. Puerto Rico has a diversified economy with manufacturing and services comprising its principal sectors. Gross product was $47.4 billion in fiscal year 2003 ($42.7 billion in 2000 prices) compared to $45.0 billion in fiscal year 2002 ($41.9 billion in 2000 prices). This represents an increase in nominal gross product of 5.2%. Aggregate personal income increased from $42.2 billion in fiscal year 2002 ($40.8 billion in 2000 prices) to $43.6 billion in fiscal year 2003 ($41.7 billion in 2000 prices), and personal income per capita increased from $10,969 in fiscal year 2002 ($10,603 in 2000 prices) to $11,279 in fiscal year 2003 ($10,784 in 2000 prices). Total monthly employment averaged 1,210,800 in fiscal year 2003 compared to 1,169,600 in fiscal year 2002, an increase of 3.5%. Notwithstanding this increase in average monthly employment, the unemployment rate increased from 12.0% during fiscal year 2002 to 12.1% during fiscal year 2003 due to a higher labor participation rate and a significant increase in the civilian population aged 16 years and over.

Fiscal Year 2004. The current real gross product forecast for fiscal year 2004, released in February 2004, projected an increase of 2.9%, slightly higher than the original forecast of 2.5%. Total monthly seasonally adjusted employment for fiscal year 2004 averaged 1,251,900, an increase of 2.1% compared to 1,226,000 for fiscal year 2003. The seasonally adjusted unemployment rate for fiscal year 2004 was 11.1%, a decrease from 11.9% for fiscal year 2003. As in the past, the economy of Puerto Rico followed the performance of the United States economy.

Fiscal Year 2005. The General Fund budget for fiscal year 2005, which commenced on July 1, 2004, provides for total net revenues of $8.309 billion, which represents an increase of $324 million, or 4.1%, over the budget for fiscal year 2004. Total budgeted net revenues and actual net revenues of the General Fund for fiscal year 2004, which ended on June 30, 2004, were $7.925 billion and $7.985 billion, respectively. The major changes in budgeted revenues for fiscal year 2005 compared to actual revenues for fiscal year 2004 are expected to be (i) projected increases in total income taxes of $239 million; (ii) projected increases in total excise taxes of $85 million; and (iii) projected decreases in non-tax revenues of $5 million. The current real gross product forecast for fiscal year 2005, released in February 2004, projected an increase of 2.7%. The major short-term risks that could have an adverse effect on the economy of Puerto Rico include continuation of the high price of oil resulting from the conflict in Iraq, the possibility of further terrorist attacks to the United States, the upward turn of interest rates, and the devaluation of the American dollar, which affects the value of imports to Puerto Rico. Although the level of interest rates began to increase slightly at the end of fiscal year 2004, interest rates still remain at historically low levels, a factor which could stimulate economic activity in Puerto Rico for the short and medium-term.

Ratings. On May 30, 2002, Standard & Poor’s lowered the Commonwealth’s debt rating from “A” to “A-.” Standard & Poor’s stated that the downgrade reflected five years of deficit operations and the use of deficit financing and back loading of debt to eliminate a large accumulated operating deficit. On May 24, 2005, Standard & Poor’s revised its rating from A- to BBB and reaffirmed its negative outlook on the Commonwealth’s outstanding debt.

The preceding discussion provides only a brief summary of economic factors that may affect the market values of Puerto Rico municipal obligations. There can be no assurance that current or future economic difficulties in the United States or Puerto Rico and the resulting impact on Puerto Rico will not adversely affect the market value of Puerto Rico municipal obligations held by the Trust or the ability of particular issuers to make timely payments of debt service on these obligations. The information provided in this section is largely based on information drawn from Official Statements relating to securities offerings of Puerto Rico municipal obligations as of the date of this Prospectus. The Sponsor has not independently verified the accuracy and completeness of the information contained in such Official Statements.

Insurance. All of the bonds in an insured Trust are, and certain bonds in an uninsured Trust (the “Insured Bonds”) may be, insured or guaranteed by American Capital Access Corporation (“ACA”), Ambac Assurance Corporation (“AMBAC”), Assured Guaranty Corp. (“AGC”), CIFG Group (“CIFG”), Financial Guaranty Insurance Company (“FGIC”), Financial Security Assurance Inc. (“FSA”), MBIA Insurance Corporation (“MBIA”), Radian Asset Assurance Inc. (“Radian”) or XL Capital Assurance Inc. (“XLCA”) (collectively, the “Insurance Companies”). Insurance policies generally make payments only according to a bond’s original payment schedule and do not make early payments when a bond defaults or becomes taxable. Although the federal government does not regulate the insurance business, various state laws and federal initiatives and tax law changes could significantly affect the insurance business. The claims-paying ability of each of these companies, unless otherwise indicated, is rated AAA by Standard & Poor’s or another acceptable national rating service. Standard & Poor’s has assigned an A claims-paying ability to ACA and an AA claims-paying ability to Radian. All of the bonds in an insured Trust will be insured or guaranteed by a AAA-rated insurer as of the Date of Deposit. The ratings are subject to change at any time at the discretion of the rating agencies.

The cost of this insurance is borne either by the issuers or previous owners of the bonds. The Sponsor does not insure the bonds in conjunction with their deposit in a Trust and makes no representations with regard to the adequacy of the insurance covering any of the Insured Bonds. The insurance policies are non-cancellable and will continue in force so long as the bonds are outstanding and the insurers remain in business. The insurance policies guarantee the timely payment of principal and interest on the Insured Bonds. However, the insurance policies do not guarantee the market value of the Insured Bonds or the value of the Units. The above information relating to the Insurance Companies has been obtained from publicly available information. No representation is made as to the accuracy or adequacy of the information or as to the absence of material adverse changes since the information was made available to the public.

Litigation and Legislation. To the best knowledge of the Sponsor, there is no litigation pending as of the Date of Deposit in respect of any Bonds which might reasonably be expected to have a material adverse effect upon the Trust. At any time after the Date of Deposit, litigation may be initiated on a variety of grounds, or legislation may be enacted, with respect to Bonds in the Trust. Litigation, for example, challenging the issuance of pollution control revenue bonds under environmental protection statutes may affect the validity of Bonds or the tax-free nature of their interest. While the outcome of litigation of this nature can never be entirely predicted, opinions of bond counsel are delivered on the date of issuance of each Bond to the effect that the Bond has been validly issued and that the interest thereon is exempt from regular federal income tax. In addition, other factors may arise from time to time which potentially may impair the ability of issuers to make payments due on the Bonds.

Tax Exemption. From time to time Congress considers proposals to tax the interest on state and local obligations, such as the Bonds. The Supreme Court has concluded that the U.S. Constitution does not prohibit Congress from passing a nondiscriminatory tax on interest on state and local obligations. This type of legislation, if enacted into law, could adversely affect an investment in Units. See “Taxes” herein for a more detailed discussion concerning the tax consequences of an investment in Units. Holders are urged to consult their own tax advisers.

Estimated Current Return and Estimated Long-Term Return. The Estimated Current Return is calculated by dividing the Estimated Net Annual Interest Income per Unit by the Public Offering Price per Unit. The Estimated Net Annual Interest Income per Unit will vary with changes in fees and expenses of the Trustee and the Evaluator and with the principal prepayment, redemption, maturity, exchange or sale of Bonds while the Public Offering Price will vary with changes in the offering price of the underlying Bonds; therefore, there is no assurance that the Estimated Current Return quoted for a Trust will be realized in the future. The Estimated Long-Term Return is calculated using a formula which (1) takes into consideration, and factors in the relative weightings of, the market values, yields (which takes into account the amortization of premiums and the accretion of discounts) and estimated retirements of all of the Bonds in the Trust and (2) takes into account the expenses and sales charge associated with each Unit. Since the market values and estimated retirements of the Bonds and the expenses of the Trust will change, there is no assurance that the Estimated Long-Term Return quoted for a Trust will be realized in the future. The Estimated Current Return and Estimated Long Term Return are expected to differ because the calculation of the Estimated Long-Term Return reflects the estimated date and amount of principal returned while the Estimated Current Return calculations include only Net Annual Interest Income and Public Offering Price as of the date set forth in Part A “Summary of Essential Information.”

STATE TRUST RISK FACTORS

Potential purchasers of the Units of a Trust should consider the fact that the Trust’s Portfolio consists primarily of Bonds issued by the state for which such State Trust is named or its municipalities or authorities and realize the substantial risks associated with an investment in such Bonds. Each State Trust is subject to certain additional state risk factors. The Sponsor believes the discussions of risk factors summarized below describe some of the more significant aspects of the State Trusts. The sources of such information are the official statements of issuers as well as other publicly available documents. While the Sponsor have not independently verified this information, they have no reason to believe that such information is not correct in all material respects. Investments in a Trust should be made with an understanding that the value of the underlying Portfolio may decline with increases in interest rates.

California Trust

Risk Factors—Because the Sponsor focuses its investments primarily on California municipal securities, the value of its portfolio investments will be highly sensitive to events affecting the fiscal stability of the State of California (sometimes referred to in this section as the “State”) and its municipalities, authorities and other instrumentalities that issue securities. The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information available as of the date of this Prospectus primarily from official statements and prospectuses relating to securities offerings of the State, the latest of which is dated August 30, 2005. Other factors will affect issuers. While the Sponsor has not independently verified such information, it has no reason to believe that such information is not correct in all material respects. The creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State, and the State has no responsibility to make payment on such local obligations.

There have been a number of political developments, voter initiatives, state constitutional amendments and legislation in California in recent years that may affect the ability of the State government and municipal governments to pay interest and repay principal on the securities they have issued. In addition, in recent years, the State has derived a significant portion of its revenues from personal income and sales taxes. Because the amount collected from these taxes is particularly sensitive to economic conditions, the State’s revenues have been volatile.

It is not possible to predict the future impact of the legislation and economic considerations described below on the long-term ability of the State of California municipal issuers to pay interest or repay principal on their obligations. In part that is because of possible inconsistencies in the terms of the various laws and Propositions and the applicability of other statutes to these issues. The budgets of California counties and local governments may be significantly affected by state budget decisions beyond their control. The information below about these conditions is only a brief summary, based upon information the Sponsor has drawn from sources that it believes are reliable.

General Economic Conditions

The economy of the State is the largest among the 50 states and one of the largest in the world. This diversified economy has major components in high technology, trade, entertainment, agriculture, tourism, construction and services. The State’s rate of economic growth could be adversely affected by developments in these or other sectors of its economy.

A significant downturn in U.S. stock market prices could adversely affect California’s economy by reducing household spending and business investment, particularly in the important high technology sector. Moreover, a large and increasing share of the State’s General Fund revenue in the form of income and capital gains taxes is directly related to, and would be adversely affected by, a significant downturn in the performance of the stock markets. For example, the State estimated that stock market related personal income tax revenue declined from $17.6 billion in fiscal year 2000-01 to $5.2 billion in 2002-03.

Since early 2001, the State has faced severe financial challenges, which may continue for several years. The State experienced an economic recession in 2001 and a sluggish recovery in 2002 and 2003; weakened exports; and most particularly, large stock market declines. These adverse fiscal and economic factors resulted in a serious erosion of General Fund tax revenues. The three largest General Fund tax sources (personal income, sales and use, and corporate taxes) totaled $72.8 billion in fiscal year 2000-01, were $59.7 billion in 2001-02, were $61.9 billion in 2002-03, were $67.0 billion in 2003-04 and as of July 2005, were projected to be $74.3 billion in 2004-05 and $79.0 billion in 2005-06.

It is impossible to predict the time, magnitude or location of a major earthquake or its effect on the California economy. In January 1994, a major earthquake struck the Los Angeles area, causing significant damage in a four county area. The possibility exists that another such earthquake could create a major dislocation of the California economy and significantly affect State and local government budgets.

Prior Years’ Financial Results. Following a severe recession beginning in 1990, the State’s financial condition improved markedly during the fiscal years starting in 1995-96, due to a combination of better than expected revenues, a slowdown in growth of social welfare programs, and continued spending restraint based on actions taken in earlier years. The State’s cash position also improved, and no external deficit borrowing occurred during the five fiscal years prior to 2001-02. In 2001-02, revenues dropped by an unprecedented amount compared to the prior year. Recovery from the three largest tax sources were $59.7 billion, a drop of over $13 billion from 2000-01. Consequently, the Department of Finance estimates that, on a budgetary basis, the General Fund had a $2.1 billion deficit at June 30, 2002.

2002 Budget Act. The 2002 Budget Act initially forecast $79.2 billion in General Fund revenues and transfers and $76.7 billion in expenditures. These revenue estimates proved to be substantially overstated, as expected economic recovery did not occur. Despite mid-year budget adjustment legislation, totaling about $10.1 billion in spending reductions, deferrals and funding transfers the State’s fiscal condition continued to deteriorate and it ended fiscal year 2002-03 with a $7.5 billion negative fund balance.

2003 Budget Act. The 2003 Budget Act forecasted $73.4 billion in General Fund revenues and transfers and $71.1 billion in expenditures. However, the budget assumed the issuance of $10.7 billion in fiscal recovery bonds as part of its revenues and transfers forecast.

In November 2003, the Governor of the State, Gray Davis, was recalled and replaced by Arnold Schwarzenegger, who proposed an alternative economic recovery bond measure to address the budget deficit. In March 2004, California voters approved both the issuance of up to $15 billion in economic recovery bonds and a related balanced budget amendment described under “Economic Recovery Bonds” below.

According to the 2004 Budget Act, revenues and transfers for 2003-04 were estimated to be $74.6 billion with $75.6 billion in expenditures. As a result of the sale of the Economic Recovery Bonds and the use of the deficit recovery fund (see below), California ended the fiscal year with a reserve of $1.7 billion.

2004 Budget Act. The 2004 Budget Act forecasted $77.3 billion in General Fund revenues and transfers and $80.7 billion in expenditures. The June 30, 2005 reserve is now projected to be $784 million.

In a September 2004 report, the Legislative Analyst’s Office (LAO) concluded that while the 2004 Budget Act “includes significant ongoing savings” and “makes some progress toward resolving the State’s ongoing structural budget shortfall,” the 2004 Budget Act, like the 2002 Budget Act and 2003 Budget Act, contains a “significant number of one-time or limited-term solutions” and “obligates additional spending in future years.” The LAO stated that a combination of these factors will likely add to the projected shortfall contained in the LAO May Report, and “that substantial additional actions will be needed to bring future budgets into balance.”

One-time savings measures contained in the 2004 Budget Act and highlighted in the LAO September Report include, among others, the use of approximately $2 billion in Economic Recovery Bonds authorized by Proposition 57, the proposed issuance of $929 million in pension obligation bonds, the deferral of $1.2 billion in Proposition 42 transportation spending, the postponement of approximately $200 million of local government mandate payments, and the diversion of property tax revenue from local governments ($1.3 billion for each of fiscal years 2004-05 and 2005-06). The out-year spending highlighted by the LAO September Report includes the repayment of $1.3 billion of the vehicle license fee “gap” loan to local governments due in fiscal year 2006-07, as well as the repayment of Proposition 98 deferrals and certain transportation loans.

According to the 2005 Budget Act, as of July 2005, General Fund revenues and transfers for fiscal year 2004-05 were projected to be $79.9 billion while expenditures were projected to be $81.7 billion.

2005 Budget Act. The 2005-06 Governor’s Budget, released in January 2005, reported that, in the absence of corrective actions to change existing policies, operating deficits, estimated at $9.1 billion for 2005-06 would continue to be incurred. This budget projected General Fund revenues and transfers for 2005-06 of $83.8 billion, an increase of $3.9 billion compared with revised estimates for 2004-05. General Fund expenditures were projected at $85.7 billion, an increase of $4.0 billion compared with revised estimates for 2004-05. The budget projected to end fiscal year 2005-06 with a $641 million reserve.

The 2005-06 Budget included $7.0 billion in program reductions and related cost savings in 2005-06. In addition, the budget proposed the issuance of an additional $1.7 billion in Economic Recovery Bonds and a variety of proposals to increase tax revenues by $409 million without tax increases.

The 2005-06 Budget also proposed several major budget reforms, including modifying Proposition 98 (the State’s minimum funding requirement for education), imposing across-the-board budget reductions in the event of fiscal imbalance, consolidating certain outstanding obligations, terminating the State’s right to suspend the automatic transfer of gas tax revenues to special transportation funds, prohibiting the borrowing of special funds to cover General Fund imbalances and terminating the State’s and local government’s sponsorship of defined benefit retirement plans. In early April 2005, the Governor announced that he would not seek, before June 2006, to terminate the State’s and local government’s sponsorship of defined benefit retirement plans.

In its January 12, 2005 report, the LAO observed that while the budget’s proposals would address the 2005-06 shortfall, they fall well short of fully addressing the State’s ongoing structural imbalances and the budget reform proposals would dramatically reduce the ability of future policy makers to establish budget priorities when addressing future budget shortfalls.

In February 2005, the LAO released a more expansive analysis of the budget and the Governor’s reform proposals. Based on newer data, the LAO projected that revenues would exceed the 2005-06 Governor’s Budget forecast by $1.4 billion in 2004-05 and by $800 million in 2005-06. Based on these increased revenue projections, and assuming all the Governor’s budget proposals were adopted and nearly all the savings were realized, the LAO projected that the State would end 2005-06 with a general reserve of $2.9 billion ($2.4 billion more than that assumed in the budget estimate).

The LAO warned that some of the projected savings in the budget were subject to considerable risk, including the assumed sale of $765 million in pension obligation bonds, which is subject to court challenge, $408 million in public employee compensation savings which are dependent on collective bargaining negotiations, and savings from unallocated reductions in State operations in most program areas. The LAO also highlighted other factors that would perpetuate the State’s structural deficit, such as the use of $1.7 billion of Economic Recovery Bond proceeds and the end, in fiscal year 2006-07, of the two year diversion of local property taxes under Senate Amendment No. 4. (see below). In the report, the LAO continued to warn of budget shortfalls in the range of $4 to $4.5 billion, assuming all the Governor’s proposals (or alternative proposals of equal magnitude) were adopted, or of budget deficits in the range of twice that magnitude if such proposals were not adopted.

In May 2005, the Governor released his revision to the budget proposed in January 2005. This May Revision projected the State will receive about $4.2 billion in additional revenues (for 2004-05 and 2005-06) from revenues projected in January. The Governor proposed to use these increased resources almost exclusively for one-time purposes. The May Revision would reduce the amount of budgetary debt by $2.5 billion by not issuing the $1.7 billion in Economic Recovery Bonds proposed by the January budget and by repaying approximately $581 million to local governments related to the reduction in Vehicle License Fee revenue that would have been due in full in 2006-07. In addition, the May Revision would increase funding of current programs by a net amount of $1.7 billion by restoring the Proposition 42 transfer of General Fund sales taxes to transportation special funds (which the Governor had proposed suspending in the January budget), restoring funding for the senior citizens’ property tax and renters’ tax relief programs, and restoring one-time funds for K-14 education (primarily related to borrowings made in 1995-1996 and 1996-1997).

The Governor signed the 2005 Budget Act on July 11, 2005 which was substantially in line with the Governor’s proposals in the May Revision. The 2005 Budget Act forecasts $84.5 billion in General Fund revenues and transfers and $90.0 billion in expenditures. The 2005 Budget Act projects that by utilizing the prior year’s $7.5 billion General Fund balance, the General Fund will end the year with a positive balance of $1.9 billion. The June 30, 2006 reserve is projected to be $641 million. The 2005 Budget Act assumes that the State will not issue Economic Recovery Bonds or raise taxes.

Constraints on the Budget Process

Approved in March 2004 with the State’s Economic Recovery Bonds, Proposition 58 requires the State to enact a balanced budget and establish a special reserve in the General Fund and restricts future borrowing to cover budget deficits. As a result of the provisions requiring the enactment of a balanced budget and restricting borrowing, the State would, in some cases, have to take more immediate actions to correct budgetary shortfalls. Beginning with the budget for fiscal year 2004-05, Proposition 58 requires the Legislature to pass a balanced budget and provides for mid-year adjustments in the event that the budget falls out of balance. The balanced budget determination is made by subtracting expenditures from all available resources, including prior-year balances.

If the Governor determines that the State is facing substantial revenue shortfalls or spending deficiencies, the Governor is authorized to declare a fiscal emergency. He or she would then be required to propose legislation to address the emergency, and call the Legislature into special session to consider that legislation. If the Legislature fails to pass and send to the Governor legislation to address the budget fiscal emergency within 45 days, the Legislature would be prohibited from acting on any other bills or adjourning in joint recess until such legislation is passed.

Proposition 58 also requires that a special reserve (the Budget Stabilization Account) be established in the State’s General Fund. Beginning with fiscal year 2006-07, a specified portion of estimated annual General Fund revenues would be transferred by the Controller into the Budget Stabilization Account no later than September 30 of each fiscal year. These transfers would continue until the balance in the Budget Stabilization Account reaches $8 billion or 5 percent of the estimated General Fund revenues for that fiscal year, whichever is greater. The annual transfer requirement would be in effect whenever the balance falls below the $8 billion or 5 percent target. The annual transfers could be suspended or reduced for a fiscal year by an executive order issued by the Governor no later than June 1 of the preceding fiscal year.

Proposition 58 will also prohibit certain future borrowing to cover budget deficits. This restriction applies to general obligation bonds, revenue bonds, and certain other forms of long-term borrowing. The restriction does not apply to certain other types of borrowing, such as (i) short-term borrowing to cover cash shortfalls in the General Fund (including revenue anticipation notes or revenue anticipation warrants currently used by the State), or (ii) inter-fund borrowings.

Future Budgets. It cannot be predicted what actions will be taken in the future by the State Legislature and the Governor to deal with changing State revenues and expenditures. The State budget will be affected by national and State economic conditions and other factors.

State Indebtedness

General Obligation Bonds. As of July 1, 2005, the State had approximately $47.5 billion aggregate amount of its general obligation bonds outstanding. General obligation bond authorizations in an aggregate amount of approximately $35.2 billion remained unissued as of that date.

Initiative measures to issue $3 billion in bonds (California Stem Cell Research and Cures Act) and to issue $750 million in bonds (Children’s Hospital Projects Bond Act) were approved by the voters in the November 2004 election.

The Legislature has approved approximately $600 million of new bond authorization, the California Reading and Literacy Improvement and Public Library Construction and Renovation Bond Act of 2006, to be placed on the June 2006 primary election ballot. A $9.95 billion bond measure for high speed rail projects has been placed on the November 2006 general election ballot. Additional bond proposals may also be added to the 2006 primary or general election ballots.

Ratings. As of September 12, 2005, the State’s general obligation bonds were rated A2 by Moody’s, A by Standard & Poor’s, and A by Fitch Ratings.

Upon the Governor’s approval of the 2005 Budget Act, Fitch Ratings raised the rating on the State’s outstanding general obligation bonds to A from A-. Also upgraded, to A- from BBB+, were the ratings on bonds issued by several State agencies but supported by State resources. At the same time, Moody’s upgraded the State’s general obligation bonds to A2 from A3, while maintaining the State’s positive rating outlook. The upgrade reflects a continuing favorable trend of recovery in the State’s economy and tax revenues, better than expected financial performance in 2004-05, and a moderately improved financial outlook for 2005-06 and beyond. The July 2005 rating action by Fitch Ratings and Moody’s affects $36.5 billion of outstanding general obligation bonds, $5.7 billion of General Fund-supported lease revenue bonds, and $2.5 billion of General Fund-enhanced tobacco settlement bonds.

It is not presently possible to determine whether, or the extent to which, Moody’s, Standard & Poor’s or Fitch Ratings will change such ratings in the future. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

Economic Recovery Bonds. The California Economic Recovery Bond Act (“Proposition 57”) was approved by voters in March 2004. Proposition 57 authorized the issuance of up to $15 billion in Economic Recovery Bonds to finance the negative General Fund reserve balance as of June 30, 2004, and other General Fund obligations undertaken prior to June 30, 2004.

Repayment of the Economic Recovery Bonds is secured by a pledge of revenues from a one-quarter cent increase in the State’s sales and use tax starting July 1, 2004. Fifty percent, or up to $5 billion of future deposits in the reserve fund created by the Balanced Budget Amendment approved by Proposition 58, may be used to repay the Economic Recovery Bonds. In addition, as voter-approved general obligation bonds, the payment of the Economic Recovery Bonds are secured by the State’s full faith and credit in the event the dedicated revenue is insufficient to repay the bonds.

In May and June 2004, the State issued $10.9 billion of Economic Recovery Bonds, which resulted (due to the sale of bonds at a premium) in the deposit of net proceeds in the General Fund of approximately $11.3 billion. The State may issue the remainder of authorized Economic Recovery Bonds in the current or future fiscal years.

Commercial Paper Program. Pursuant to the terms of the bank credit agreement presently in effect supporting the State’s general obligation commercial paper program, up to $1.5 billion of general obligation commercial paper notes may be outstanding at any time; this amount may be increased or decreased in the future. As of July 1, 2005, the legislative finance committees had authorized the issuance of up to approximately $20.0 billion of commercial paper notes; as of that date approximately $94 million aggregate principal amount of general obligation commercial paper notes was outstanding.

Lease-Purchase Debt. In addition to general obligation bonds, the State builds and acquires capital facilities through the use of lease-purchase borrowing. As of July 1, 2005, the State had approximately $7.8 billion of outstanding lease purchase debt.

Non-Recourse Debt. Certain State agencies and authorities issue revenue obligations for which the General Fund has no liability. Revenue bonds represent obligations payable from State revenue-producing enterprises and projects, which are not payable for the General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by the revenue bonds. State agencies and authorities had $47.3 billion aggregate principal amount of revenue bonds and notes which are non-recourse to the General Fund outstanding as of July 30, 2005.

Cash Flow Borrowings. As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs. The State has issued Revenue Anticipation Notes (“RANs”) in 19 of the last 20 fiscal years to partially fund timing differences between receipts and disbursements, as the majority of General Fund revenues are received in the last part of the fiscal year. The State expects to issue approximately $3 billion in RANs for the 2005-06 fiscal year.

Repayment of Energy Loans. The Department of Water Resources (“DWR”) borrowed money from the General Fund for DWR’s power supply program between January and June 2001. DWR has issued approximately $11.25 billion in revenue bonds in several series and in the fall of 2002 used the net proceeds of the revenue bonds to repay outstanding loans from banks and commercial lenders in the amount of approximately $3.5 billion and a loan from the General Fund in the amount of $6.1 billion plus accrued interest of approximately $500 million.

The loans from the General Fund and the banks and commercial lenders financed DWR’s power supply program costs during 2001 that exceeded DWR’s revenues from the sale of electricity. The general purpose of the power supply program has been to provide to customers of the three major investor-owned electric utilities in the State (the “IOUs”) the portion of their power not provided by the IOUs. The power supply program has become self-supporting and no additional loans from the General Fund are authorized. As of January 1, 2003, the DWR’s authority to enter into new power purchase contracts terminated, and the IOUs resumed responsibility for obtaining electricity for their customers.

The primary source of money to pay debt service on the DWR revenue bonds will be revenues derived from customers of the IOUs resulting from charges set by the California Public Utilities Commission. The DWR revenue bonds are not a debt or liability of the State or directly or indirectly or contingently obligate the State to levy or to pledge any form of taxation whatever therefor or to make any appropriation for their payment.

Enhanced Tobacco Settlement Revenue Bonds. In 1998, the State (together with 45 other states and certain U.S. jurisdictions) signed a settlement agreement with the four major cigarette manufacturers. The State agreed to drop its lawsuit and not to sue in the future for monetary damages. Tobacco manufacturers agreed to billions of dollars in payments and restrictions on marketing activities. Under the settlement, the companies agreed to pay California governments approximately $25 billion (subject to adjustments) over a period of 25 years. Payments continue in perpetuity, with current projections of $1.2 billion in 2025, steadily increasing each year to $1.6 billion in 2045. Under a separate Memorandum of Understanding, half of the money will be paid to the State and half to local governments (all counties and the cities of San Diego, Los Angeles, San Francisco and San Jose).

An initial sale of 57.6% of the State’s tobacco settlement revenues from July 1, 2003, onward, producing $2.5 billion in revenue was completed in January 2003. A second sale of the remaining 43.4% of the State’s tobacco settlement revenues, which produced $2.3 billion in revenue, was completed in September 2003 (Series 2003B). In August 2005, the Series 2003B bonds were refinanced, retaining all of the covenants of the original issue. In return the State was paid a credit enhancement fee of $535 million. The 2003 Budget Act authorized the Director of Finance to make allocations with legislative notification if tobacco settlement revenues are insufficient to cover the cost of the tobacco securitization program. The Legislature is not obligated to make any such requested appropriation in the future.

Tobacco settlement revenue bonds are neither general nor legal obligations of the State or any of its political subdivisions and neither the faith and credit nor the taxing power nor any other assets or revenues of the State or of any political subdivision is or shall be pledged to the payment of any such bonds.

Local Government

The primary units of local government in California are the counties, ranging in population from 1,200 (Alpine) to approximately 10 million (Los Angeles). Counties are responsible for the provision of many basic services, including indigent healthcare, welfare, courts, jails and public safety in unincorporated areas. There are also 478 incorporated cities and thousands of other special districts formed for education, utility and other services. The fiscal condition of local governments has been constrained since the enactment of “Proposition 13” in 1978 and later constitutional amendments, which reduced and limited the future growth of property taxes and limited the ability of local governments to impose “special taxes” (those devoted to a specific purpose) without two-thirds voter approval. Proposition 218, another initiative constitutional amendment enacted in 1996, further limited the ability of local governments to impose or raise various taxes, fees, charges and assessments without voter approval. Counties, in particular, have had fewer options to raise revenues than many other local government entities, and have been required to maintain many services.

Some local governments in California have experienced notable financial difficulties, including Los Angeles County and Orange County, and there is no assurance that any California issuer will make full or timely payments of principal or interest or remain solvent.

According to the State, the 2004 Budget Act, related legislation and the enactment of Senate Constitutional Amendment No. 4 (described below) will dramatically change the State-local fiscal relationship. These constitutional and statutory changes implement an agreement negotiated between the Governor and local governments officials (the “State-local agreement”) in connection with the 2004 Budget Act. One change relates to the reduction of the vehicle license fee (“VLF”) rate from 2 percent to 0.65 percent of the market value of the vehicle. In order to protect local governments, the reduction in VLF revenue to cities and counties from this rate change will be replaced by an increase in the amount of property tax they receive. Under the State-local agreement and implementing legislation, for fiscal years 2004-05 and 2005-06 only, the replacement property taxes that cities and counties receive will be reduced by $700 million. In future years, local governments will receive the full value of the VLF revenue. Also for these two fiscal years, redevelopment agencies will be required to shift $250 million to schools, and special districts to shift $350 million, in property tax revenues they would otherwise receive.

As part of the State-local agreement, Senate Constitutional Amendment No. 4 was enacted by the Legislature and subsequently approved by the voters at the November 2004 election. Senate Constitutional Amendment No. 4 amends the State Constitution to, among other things, reduce the Legislature’s authority over local government revenue sources by placing restrictions on the State’s access to local governments’ property, sales, and vehicle license fee revenues as of November 3, 2004. Beginning with fiscal year 2008-09, the State will be able to borrow up to 8 percent of local property tax revenues, but only if the Governor proclaims such action is necessary due to a severe State fiscal hardship, two-thirds of both houses of the Legislature approves the borrowing and the amount borrowed is required to be paid back within three years. The State also will not be able to borrow from local property tax revenues for more than two fiscal years within a period of 10 fiscal years. In addition, the State cannot reduce the local sales tax rate or restrict the authority of the local governments to impose or change the distribution of the statewide local sales tax. Senate Constitutional Amendment No. 4 also prohibits the State from mandating activities on cities, counties or special districts without providing for the funding needed to comply with the mandates. Beginning in fiscal year 2005-06, if the State does not provide funding for the activity that has been determined to be mandated, the requirement on cities, counties or special districts to abide by the mandate would be suspended. In addition, Senate Constitutional Amendment No. 4 expands the definition of what constitutes a mandate to encompass State action that transfers to cities, counties and special districts financial responsibility for a required program for which the State previously had partial or complete responsibility. The State mandate provisions of Senate Constitutional Amendment No. 4 do not apply to schools or community colleges or to mandates relating to employee rights.

Constitutional and Statutory Limitations; Recent Initiatives; Pending Legislation

The State is subject to an annual appropriations limit imposed by Article XIII B of the State Constitution (the “Appropriations Limit”). The Appropriations Limit does not restrict appropriations to pay debt service on voter-authorized bonds.

Article XIII B prohibits the State from spending “appropriations subject to limitation” in excess of the Appropriations Limit. “Appropriations subject to limitation,” are authorizations to spend “proceeds of taxes,” which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed “the cost reasonably borne by that entity in providing the regulation, product or service,” but “proceeds of taxes” exclude most State subventions to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not “proceeds of taxes,” such as reasonable user charges or fees and certain other non-tax funds. Various types of appropriations are excluded from the Appropriations Limit.

The State’s Appropriations Limit in each year is based on the Limit for the prior year, adjusted annually for changes in State per capita personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility for providing services to or from another unit of government or any transfer of the financial source for the provisions of services from tax proceeds to non-tax proceeds.

The Legislature has enacted legislation to implement Article XIII B which defines certain terms used in Article XIII B and sets forth the methods for determining the Appropriations Limit. California Government code Section 7912 requires an estimate of the Appropriations Limit to be included in the Governor’s Budget, and thereafter to be subject to the budget process and established in the Budget Act.

In 1988, voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute called the “Classroom Instructional Improvement and Accountability Act.” Proposition 98 changed State funding of public education below the university level and the operation of the State appropriations funding, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Proposition 98 permits the Legislature by two-thirds vote of both houses, with the Governor’s concurrence, to suspend the K-14 schools’ minimum funding formula for a one-year period. Proposition 98 also contains provisions transferring certain State tax revenues in excess of the Article XIII B limit to K-14 schools.

Because of the complexities of Article XIII B, the ambiguities and possible inconsistencies in its terms, the applicability of its exceptions and exemptions and the impossibility of predicting future appropriations, it is not possible to cannot predict the impact of this or related legislation on the Bonds in the Sponsor’s portfolio.

Other Constitutional amendments affecting State and local taxes and appropriations have been proposed from time to time. If any such initiatives were adopted, the State could be pressured to provide additional financial assistance to local governments or appropriate revenues as mandated by such initiatives. Propositions such as Proposition 98 and others that may be adopted in the future, may place increasing pressure on the State’s budget over future years, potentially reducing resources available for other State programs, especially to the extent the Article XIII B spending limit would restrain the State’s ability to fund such other programs by raising taxes.

Future Initiatives. Articles XIII A, XIII B, XIII C and XIII D were each adopted as measures that qualified for the ballot pursuant to the State’s initiative process. From time to time, other initiative measures could be adopted that could affect revenues of the State or public agencies within the State.

Effect of other State Laws on Bond Obligations.

Some of the tax-exempt securities that the Sponsor can invest in may be obligations payable solely from the revenues of a specific institution or secured by specific properties. These are subject to provisions of California law that could adversely affect the holders of such obligations. For example, the revenues of California health care institutions may be adversely affected by State laws, and California law limits the remedies of a creditor secured by a mortgage or deed of trust on real property. Debt obligations payable solely from revenues of health care institutions may also be insured by the State but no guarantee exists that adequate reserve funds will be appropriated by the State legislature for such purpose.

Pending Litigation

The State of California is a party to numerous legal proceedings, many of which normally occur in governmental operations. In addition, the State is involved in certain other legal proceedings that, if decided against the State might require the State to make significant future expenditures or impair future revenue sources. Because of the prospective nature of these proceedings, it is not presently possible to predict the outcome of such litigation or estimate the potential impact on the ability of the State to pay debt service costs on its obligations.

On July 15, 2005, Enron Corp., the energy trader that filed for bankruptcy protection, agreed to a settlement with the State to end claims of market manipulation during the California energy crisis of 2000 and 2001. After bankruptcy related adjustments, the State will receive a payment of over $300 million.

On August 8, 2005, a lawsuit titled California Teachers Association et al. v. Arnold Schwarzenegger et al. was filed. Plaintiffs—California Teachers Association, California Superintendent of Public Instruction Jack O’Connell, and various other individuals—allege that the California Constitution’s minimum school funding guarantee was not followed for the 2004-2005 fiscal year and the 2005-06 fiscal year in the aggregate amount of approximately $3.1 billion. Plaintiffs seek a writ of mandate requiring the State to recalculate the minimum-funding guarantee in compliance with the California Constitution.

Florida Trust

Population

In 1980, Florida was the seventh most populous state in the U.S. Florida has grown dramatically since then and as of April 1, 2004, ranks fourth with an estimated population of 17.425 million. Florida’s population growth continues to be a major factor in Florida’s sustained economic expansion, causing an increased demand for housing, durable and non-durable goods, and other services.

•	The U.S. average population increase from 1993 to 2003 was about 1.0% annually, while Florida’s average increase was about 2.2% annually.

•	From 1993 to 2003, 88% of Florida’s population growth was due to more people moving into Florida than moved out. The remaining 12% was due to the excess of births over deaths.

•	Approximately 39% of the population increase due to the net in-migration from 2000 to 2003 was due to people moving to Florida from foreign countries, and the other two-thirds was due to people moving from other states.

•	The working age population (18-64), which grew by approximately 23.8% from 1990 to 2000, represented 59.6% of Florida’s total population in 2000. This share is expected to increase slightly in the next decade, to become 60.5% by 2010.

•	The percentage of Florida residents aged 65 and older increased by 19.2% between 1990 and 2000 and constituted 17.6% of Florida’s total population on April 1, 2000. This share is projected to increase to 17.7% by 2010.

•	Florida’s population increased by 2.17% from 2003 to 2004, and is expected to increase by 353,200 from 2004 to 2005.

Income

•	Personal income in Florida has been growing steadily the last decade.

•	Florida’s real income per person has tracked closely with the U.S. average and has tracked above the southeast.

•	Since 1992, however, Florida’s real income per person has been consistently slightly below that of the U.S.

Florida has a proportionately greater retirement age population than most states. As a result, property income (dividends, interest, and rent), and transfer payments (for example, Social Security and pension benefits) are relatively more important sources of income to persons residing in Florida. Transfer payments are typically less sensitive to the ups and downs of the economy than wages and salaries and other employment income, and, therefore, act as a stabilizing force in weak economic periods.

The personal income of residents of the various states in the U.S. is frequently used to make comparisons among the various states. However, using personal income to compare Florida to other states can be misleading. Florida’s personal income is systematically underestimated. Contributions by employers to employees’ pension, profit sharing, and other retirement plans are included in personal income of that employee while the employee is working and earning wages and salary. When those same employees retire, to avoid double accounting, retirement payments to them from those retirement plans are excluded in computing personal income. Florida retirees are more likely to be collecting retirement benefits that they earned in a state other than Florida. As a result, Florida personal income is underestimated.

•	Florida has no personal income tax.

•	Florida’s real income per person in 2003 was $29,972.

•	The U.S. average real income per person in 2003 was slightly higher at $31,459.

•	Real income per person in the southeast United States in 2003 was slightly lower at $28,436.

•	Florida real income per person increased 1.6% from 2002 to 2003, and total Florida personal income increased 3.6% from 2002 to 2003.

Employment

•	Between 1990 and 2000, Florida’s working age population (age 18-64) increased by approximately 23.8% and the number of employed persons in Florida increased approximately 20.2%.

•	Florida is gradually becoming less dependent on employment related to construction, agriculture, or manufacturing, and more dependent on employment related to trade, finance, insurance, real estate, and services.

•	In 1998, 13 of the 20 public companies in Florida generating the most revenue were Fortune 500 companies with headquarters in Florida.

In 2003, services constituted 45% and wholesale and retail trade constituted 16.9% of Florida’s total non-farm jobs. The U.S., however, continues to have a greater percentage of manufacturing jobs than Florida. Manufacturing jobs tend to pay higher wages, but service jobs can also pay well and tend to be less sensitive to swings in the business cycle. Florida has a concentration of manufacturing jobs in high-tech and high value-added sectors, such as electrical and electronic equipment, as well as printing and publishing. These types of manufacturing jobs tend to be less cyclical than manufacturing jobs.

•	During the 1990’s, Florida became a leader in high-tech industrial employment, ranking first in the southeast U.S. and fifth in the U.S.

•	Florida’s top exports for 2003 were machinery, electrical machinery, vehicles, optical and medical instruments, fertilizer, and aircraft and spacecraft.

•	Florida’s primary areas of high-tech employment are in communication services, software and computer-related services, data processing and information services, and communication equipment manufacturing.

•	Computer and electronic products comprised 29% of Florida’s export sales in 2002.

•	From 1990 to 1994, Florida’s unemployment rate was consistently slightly higher than that of the U.S.

•	From 1995 to 1997, Florida’s unemployment rate was generally below that of the U.S.

•	In 1998, Florida’s unemployment rate was again very slightly above that of the U.S.

•	From 1999 to 2003, Florida’s unemployment rate once again fell below the U.S. unemployment rate.

Florida’s economy has continued to show its strength and resilience despite the damage done during 2004, when Florida was hit by 4 major hurricanes, which destroyed thousands of homes and businesses. Significant reconstruction activities are in progress to rebuild homes, businesses, and public infrastructures affected by the hurricanes. The federal government, the State of Florida, and insurance claims are combining to provide billions of dollars to fund the reconstruction.

•	In 2003, trade and services, the two largest employment sectors, accounted for more than half of the total non-farm employment in Florida.

•	In 2003, the service sector was Florida’s largest non-farm employment category.

•	From 1998 to 2003, the total number of non-farm jobs increased 6.7% and service jobs increased 11.6%.

Construction

In the past, Florida’s economy has been highly dependent on the construction industry and construction related manufacturing. This dependency has declined in recent years as a result of continued diversification of

Florida’s economy. For example, in 1973, total contract construction employment as a share of total non-farm employment was about 10%, in the late 1980’s, the share had edged downward to 7.5%, and in 2003, the share was only 5.2%. This trend is expected to continue as Florida’s economy continues to diversify.

Even though the economy as a whole was weakened in the fiscal year ended June 30, 2002, housing starts sharply increased due to low interest rates. In fiscal year ended June 30, 2003, single-family housing starts continued to increase while multi-family housing starts slightly decreased. In fiscal year ended June 30, 2004, housing starts continued to increase.

•	There were 184,500 single and multi-family housing starts in fiscal year ended June 30, 2002, 201,000 housing starts in fiscal year ended June 30, 2003, and 230,800 housing starts in fiscal year ended June 30, 2004.

Tourism

Tourism is one of Florida’s most important industries. Approximately 74.6 million tourists visited Florida in 2003, a 1.0% increase from 2002. Florida’s tourist industry over the years has become more sophisticated, attracting visitors year-round and, to a degree, reducing its seasonality. Due in large part to the fact that Florida does not have a state individual income tax, tourists in Florida are, in essence, additional residents for purposes of determining Florida tax revenues.

Revenues and Expenses

Estimated General Revenue plus Working Capital Funds available to Florida for the fiscal year ending June 30, 2005, total $24,512.4 million. Of the total General Revenue plus Working Capital Funds available to Florida, $23,617.5 million of that is Estimated Revenues. With effective General Revenues plus Working Capital Funds appropriations at $24,166.6 million, including $32.8 million transferred to the Budget Stabilization Fund, unencumbered reserves for the fiscal year ending June 30, 2005, are $2,515.1 million. Estimated General Revenue plus Working Capital Funds available to Florida for the fiscal year ending June 30, 2006, total $27,106.4 million. The Estimated Revenues for the fiscal year ending June 30, 2006, are $24,478.4 million.

General Revenues and Expenses. The large majority of Florida General Revenue Funds available to Florida for the fiscal year ended June 30, 2004, were made up of the following taxes:

•	Sales and use tax – 72%

•	Corporate income tax – 6%

•	Documentary stamp tax – 5%

•	Intangible personal property tax – 4%

•	Estate tax – 2%

During the same fiscal year ended June 30, 2004, the large majority of expenditures by the State of Florida were as follows:

•	Human Services – 44%

•	Education – 34%

•	General Government – 9%

Florida Sales and Use Tax. Florida’s sales and use tax (6%) currently accounts for Florida’s single largest source of tax receipts. In fiscal year ended June 30, 2004, approximately 11.5% of Florida’s sales and use tax was designated for local governments and school districts. In addition to this money from the State of Florida, local governments may (by a vote of the residents) assess a 0.5% or a 1.0% discretionary sales surtax within their county.

•	With the exception of the tax on gasoline and special fuels, the receipts from the sales and use tax are credited to either the General Revenue Fund, the Solid Waste Management Trust Fund, or to local governments. Legislation was enacted in 2000 which provides that 2.25% of sales tax receipts are to be deposited in the Revenue Sharing Trust Fund for Counties in lieu of intangible personal property taxes which were so distributed under prior law.

•	For the fiscal year ended June 30, 2004, Florida sales and use tax receipts (exclusive of the tax on gasoline and special fuels) credited to the General Revenue Fund totaled $15,753.8 million, an increase of 8.7% over the fiscal year ended June 30, 2003 collections.

•	For the fiscal year ended June 30, 2004, Florida sales and use tax receipts (exclusive of the tax on gasoline and special fuels) credited to the Solid Waste Management Trust Fund totaled $55 million, an increase of 5.4% over the fiscal year ended June 30, 2003 collections.

•	For the fiscal year ended June 30, 2004, Florida sales and use tax receipts (exclusive of the tax on gasoline and special fuels) credited to local governments and school districts totaled $2,057.9 million, an increase of 8.8% over the fiscal year ended June 30, 2003 collections.

Alcoholic Beverage Tax. Florida imposes an alcoholic beverage, wholesale tax (excise tax) on beer, wine, and liquor. This tax is one of Florida’s major tax sources. Approximately 88% of the revenues collected from this tax are deposited into Florida’s General Revenue Fund.

•	Receipts from the alcoholic beverage tax and liquor license fees that were credited to the General Revenue Fund totaled $572.5 million for the fiscal year ended June 30, 2004, an increase of 6.2% from the fiscal year ended June 30, 2003.

Corporate Income Tax. Florida imposes an income tax on corporations. All receipts of the corporate income tax are credited to the General Revenue Fund.

•	For the fiscal year ended June 30, 2004, corporate income tax totaled $1,344.8 million, a increase of 9.5% from the fiscal year ended June 30, 2003.

Documentary Stamp Tax. Florida imposes a documentary stamp tax on deeds and other documents relating to realty, bonds, certificates of indebtedness, promissory notes, wage assignments, and retail charge accounts. The receipts from the documentary stamp tax are credited mainly to various trust funds. Only 7.56% of these taxes are deposited to the General Revenue Fund.

•	For the fiscal year ended June 30, 2004, receipts from documentary stamp tax collections that were credited to the General Revenue Fund totaled $1,181 million, an increase of 40.4% from the fiscal year ended June 30, 2003.

Intangible Personal Property Tax. Florida imposes an annual intangible personal property tax on stocks, bonds, including bonds secured by liens on Florida real property, notes, governmental leaseholds, interests in limited partnerships registered with the Securities and Exchange Commission, and certain other intangibles not secured by a lien on Florida real property. The annual rate of tax is currently 1 mill (a mill is $1.00 of tax per $1,000.00 of property tax value). Florida also imposes a non-recurring 2 mill tax on mortgages and other obligation secured by liens on Florida real property. After reduction for administrative costs incurred by the Florida Department of Revenue, 66.5% of the receipts from the intangible personal property tax are distributed to the General Revenue Fund and the remaining 33.5% are distributed to the County Revenue Sharing Trust Fund.

•	For the fiscal year ended June 30, 2004, receipts from intangible personal property tax collections that were credited to the General Revenue Fund totaled $795 million, an increase of 3.9% from the fiscal year ended June 30, 2003.

Estate Tax. Florida imposes an estate tax on the estate of a decedent for the privilege of transferring property at death. The estate tax is limited by the Florida Constitution to an amount equal to the aggregate credit or deduction allowable against an estate’s federal or other state tax liability. Therefore, an elimination or reduction of the federal estate tax could significantly reduce the revenue from the Florida estate tax. All receipts of the estate tax are credited to the General Revenue Fund.

•	For the fiscal year ended June 30, 2004, receipts from this tax were $382.7 million, a decrease of 31.5% over the fiscal year ended June 30, 2003.

Communications Services Tax. On October 1, 2001, a unified tax on communications services became effective. The new communications services tax replaces previous gross receipts and municipal utilities taxes and franchise fees and was designed to be revenue neutral.

Lottery. Florida began its own lottery in 1988. Florida law requires that lottery revenues be distributed to the public in prizes, for use in enhancing education, and for costs of administering the lottery.

•	Lottery ticket sales for the fiscal year ended June 30, 2004 provided education with approximately $970.7 million.

Tobacco Litigation Award to Florida

Florida’s 1997 tobacco litigation settlement, as amended in 1998, is expected to exceed $11 billion over a 25 year period. The settlement anticipates that Florida will use the proceeds for children’s healthcare coverage and other health-related services, to reimburse Florida for medical expenses it has incurred, for mandated improvements in enforcement efforts against the sale of tobacco products to minors, and to promote production of reduced risk tobacco products. A portion of the settlement funds have been deposited in the Lawton Chiles Endowment Fund as a continuing source of funding for services to children and elders, and for biomedical research. As of June 30, 2004, the market value of the Lawton Chiles Endowment Fund was $1,739,242,442.

Debt-Balanced Budget Requirement

At the end of the fiscal year ended June 30, 2004, Florida had outstanding approximately $16,891.8 million in principal amount of net tax-supported debt. Since then, the State has issued approximately $676 million in principal amount of net tax-supported bonds.

Florida’s Constitution and statutes require that Florida not run a deficit in its budget, as a whole, or in any separate fund within its budget. Rather, its budget and funds must be kept in balance from currently available revenues each fiscal year. The Governor and Chief Financial Officer are responsible for ensuring that a deficit will not occur in any state fund. After consultation with the revenue estimating conference, either the Governor or the Chief Financial Officer can determine that a deficit has occurred or will occur. If the Chief Financial Officer determines that a deficit has occurred or will occur, he reports his determination to the Governor and then to the Legislative Budget Commission for further action if the Governor does not certify the existence of a deficit within 10 days after the Chief Financial Officer’s report. The Governor is required to develop a plan of action to eliminate the budget shortfall for the executive branch and the Chief Justice of the Florida Supreme Court is required to develop a plan of action to eliminate the budget shortfall for the judicial branch within 30 days after the determination that a deficit exits. If the budget shortfall is less than 1.5% of the money appropriated from the General Revenue Fund during a fiscal year, then such deficits are resolved for the executive branch by the Legislative Budget Commission and for the judicial branch by the Chief Justice of the Florida Supreme Court. If the budget shortfall is more than 1.5% of the money appropriated from the General Revenue Fund during a fiscal year, then the budget shortfall is resolved by the legislature.

Litigation

Currently under litigation are several issues relating to Florida actions or Florida taxes that put at risk a portion of General Revenue Fund monies. There is no assurance that any of such matters, individually or in the aggregate, will not have a material adverse affect on Florida’s financial position. A brief summary of these matters follows.

Rendon v. Florida Department of Transportation

The Plaintiffs seek a declaratory judgment that the surtax charged for a disabled parking permit is illegal and violates the Americans with Disabilities Act of 1990. On November 14, 2001, the trial court granted plaintiffs’ motion for summary judgment. On February 25, 2002, the Department of Transportation appealed the decision to the Third District Court of Appeal. On October 30, 2002, the Third District Court of Appeal reversed the decision and granted summary judgment in favor of the Department of Transportation. Plaintiffs petitioned the Florida Supreme Court, which denied review, but granted a writ of certiorari. The Florida Supreme Court vacated the lower court’s judgment and remanded the case to the Third District Court of Appeal for further consideration. Oral arguments were held in the Third District Court of Appeal on November 22, 2004. The estimated loss to the State could be in excess of $35 million.

Traylor Brothers, Inc. v. Department of Transportation

The Department of Transportation contracted with Plaintiff to construct a ‘signature’ bascule bridge over the Intercoastal Waterway in Fort Lauderdale, Florida. Plaintiff has sued the Department for breach of contract alleging, among other things, that the contract documents contained errors, defects, and omissions and failed to disclose the complexity of the project, that the Department failed to properly administer and coordinate the construction activities under the contract, and that there were differing site conditions. The Court dismissed the Department’s Motion to Dismiss. Discovery has been undertaken by both parties and is ongoing. A trial date has been set for the fall of 2005. Potential loss to the State could reach $37 million.

Smith & Company, Inc. v. Florida Department of Transportation

Plaintiff has sued the Department of Transportation for breach of contract seeking compensatory damages, return of assessments for late completion, lost profits from lost bonding ability and prejudgment interest on the foregoing. On January 21, 2004, the case was dismissed by stipulated order. The Department subsequently filed suit for liquidated damages and Plaintiff filed a counterclaim seeking the same damages set forth in its prior case. Potential loss to the State could reach $50 million.

ContractPoint Florida Parks, L.L.C. v. Florida Department of Environmental Protection

Plaintiff has sued the Department of Environmental Protection for breach of contract with the Department that would have permitted Plaintiff to build, manage, and receive income from cabins in 8 State parks for 30 years. Discovery is proceeding. Mediation was unsuccessful. The Department had a Motion to Dismiss set for hearing on February 15, 2005. Plaintiff claims damages of $50 million to $250 million.

Kevin Rabin, Ruth Sinreich and Michael Roberts v. Department of Revenue

Plaintiff has sued the Department of Revenue and asked that a class be certified in challenging that the Florida sales and use tax is facially unconstitutional with respect to its imposition of tax liability on transactions involving communication of information or recipients of information as an infringement on free speech. Venue has been transferred to Leon County. Plaintiffs have sought discretionary review of the case by the Florida Supreme Court. Potential loss to the State could be in excess of $25 million.

American Habilitation Services, Inc., et al v. Agency for Health Care Administration and Department of Children and Families

Twenty-eight providers of services for Medicaid recipients seek declaratory and injunctive relief regarding unilaterally imposed rate reductions. Discovery is proceeding. No hearing date has been set. Plaintiff claims damages in excess of $25 million.

Kindred Pharmacy Services East, L.L.C., et al v. Agency for Health Care Administration

Eight pharmacies sued the Agency for Health Care Administration in a breach of contract and declaratory judgment action claiming that the Agency did not properly reimburse providers for prescription drugs provided under Medicaid. Plaintiff is seeking compensatory damages, declaratory relief, and attorney’s fees. Discovery is proceeding. No hearing date has been set. The estimated loss to the State could be up to $50 million.

Collier v. State of Florida

Plaintiff has sued the State of Florida claiming that the State’s practice of releasing driver’s license information to bulk mailers is prohibited by Federal law. Plaintiffs have asked for class certification and class damages. A Motion to Dismiss was argued in October 2004 and the Court took the matter under advisement. As of January 31, 2005, there had been no ruling on the Motion to Dismiss. Plaintiffs have also filed a companion case, Collier v. Dickinson, in Federal court. Plaintiff claims damages in excess of $25 million.

Deficit Fund Equity

The State School Trust Fund has a deficit fund balance of approximately $123.3 million. This deficit is the result of establishing an advance for potential future claims on a portion of cash advanced by the Unclaimed Property Trust Fund. Due to the long-term nature of the claims, the Department of Education plans to pay claims as they are made rather than funding the entire amounts payable.

The State Employees Health Insurance Trust Fund has a deficit of approximately $94 million. The deficit is a result of insurance claims exceeding insurance premiums. Amounts were appropriated for the fiscal year ended June 30, 2003 to address this deficit. The deficit decreased by $12.4 million. Additional legislation has been enacted to provide relief for this deficit for the fiscal years ending June 30, 2005 and June 30, 2006.

Bond Ratings

Florida maintains a bond rating of Aa1, AA+, and AAA from Moody’s Investors Service, Fitch, Inc., and Standard & Poor’s Corporation, respectively, on all of its general obligation bonds. While these ratings and some of the information presented above indicate that Florida is in satisfactory economic health, there can be no assurance that there will not be a decline in economic conditions or that particular Florida Municipal Obligations purchased by the Fund will not be adversely affected by any such changes.

Information

The sources for the information presented above include official statements and financial statements of the State of Florida. While the Sponsor has not independently verified this information, the Sponsor has no reason to believe that the information is not correct in all material respects.

Maryland Trust

The Public indebtedness of the State of Maryland (the “State”) and its instrumentalities is divided into three general types. The State issues general obligation bonds for capital improvements and for various State projects to the payment of which the State ad valorem property tax is exclusively pledged. In addition, the Maryland Department of Transportation issues for transportation purposes its limited, special obligation bonds payable primarily from specific, fixed-rate excise taxes and other revenues related mainly to highway use. Certain authorities issue obligations payable solely from specific non-tax, enterprise fund revenues and for which the State has no liability and has given no moral obligation assurance.

General obligation bonds of the State are authorized and issued primarily to provide funds for State-owned capital improvements, including institutions of higher learning, and the construction of locally owned public schools. Bonds have also been issued for local government improvements, including grants and loans for water quality improvement projects and correctional facilities, to provide funds for repayable loans or outright grants to private, non-profit cultural or educational institutions, and to fund certain loan and grant programs.

The Maryland Constitution prohibits the contracting of State debt unless it is authorized by a law levying an annual tax or taxes sufficient to pay the debt service within 15 years and prohibiting the repeal of the tax or taxes or their use for another purpose until the debt is paid. As a uniform practice, each separate enabling act which authorizes the issuance of general obligation bonds for a given object or purpose has specifically levied and directed the collection of an ad valorem property tax on all taxable property in the State. The Board of Public Works is directed by law to fix by May 1 of each year the precise rate of such tax necessary to produce revenue sufficient for debt services requirements of the next fiscal year, which begins July 1. However, the taxes levied need not be collected if or to the extent that funds sufficient for debt services requirements in the next fiscal year have been appropriated in the annual State budget. Accordingly, the Board in annually fixing the rate of property tax after the end of the regular legislative session in April, takes account of appropriations of general funds for debt service.

In the opinion of counsel, the courts of Maryland have jurisdiction to entertain proceedings and power to grant mandatory injunctive relief to (i) require the Governor to include in the annual budget a sufficient appropriation to pay all general obligation bond debt service for the ensuing fiscal year; (ii) prohibit the General Assembly from taking action to reduce any such appropriation below the level required for that debt service; (iii) require the Board of Public Works to fix and collect a tax on all property in the State subject to assessment for State tax purposes at a rate and in an amount sufficient to make such payments to the extent that adequate funds are not provided in the annual budget; and (iv) provide such other relief as might be necessary to enforce the collection of such taxes and payment of the proceeds of the tax collection to the holders of general obligation bonds, pari passu, subject to the inherent constitutional limitations referred to below.

It is also the opinion of counsel that, while the mandatory injunctive remedies would be available and while the general obligation bonds of the State are entitled to constitutional protection against the impairment of the obligation of contracts, such constitutional protection and the enforcement of such remedies would not be absolute. Enforcement of a claim for payment of the principal of or interest on the bonds would be subject to the provisions of any statutes that may be constitutionally enacted by the United States Congress or the Maryland General Assembly extending the time for payment or imposing other constraints upon the enforcement.

There is no general debt limit imposed by the Maryland Constitution or public general laws, but a special committee created by statute annually submits to the Governor an estimate of the maximum amount of new general obligation debt that prudently may be authorized. Although the committee’s responsibilities are advisory only, the Governor is required to give due consideration to the committee’s findings in preparing a preliminary allocation of new general debt authorization for the next ensuing fiscal year.

Consolidated Transportation Bonds are limited obligations issued by the Maryland Department of Transportation, the principal of which must be paid within 15 years from the date of issue, for highway, port, transit, rail or aviation facilities or any combination of such facilities. Debt service on Consolidated Transportation Bonds is payable from those portions of the excise tax on each gallon of motor vehicle fuel and the motor vehicle titling tax, all mandatory motor vehicle registration fees, monitor carrier fees, and the corporate income tax as are credited to the Maryland Department of Transportation, plus all departmental operating revenues and receipts. Holders of such bonds are not entitled to look to other sources for payment.

The Maryland Department of Transportation also issues its bonds to provide financing of local road construction and various other county transportation projects and facilities. Debt service on these bonds is payable from the subdivisions’ share of highway user revenues held to their credit in a special State fund.

The Maryland Transportation Authority operates certain highway, bridge and tunnel toll facilities in the State. The tolls and other revenues received from these facilities are pledged as security for revenue bonds of the Authority issued under and secured by a trust agreement between the Authority and a corporate trustee.

Certain other instrumentalities of the State government are authorized to borrow money under legislation which expressly provides that the loan obligations shall not be deemed to constitute a debt or a pledge of the faith and credit of the State. The Community Development Administration of the Department of Housing and Community Development, the Board of Trustees of St. Mary’s College of Maryland, the Maryland Environmental Service, the Board of Regents of the University of Maryland System, the Board of Regents of Morgan State University, and the Maryland Food Center Authority have issued and have outstanding bonds of this type. The principal of and interest on bonds issued by these bodies are payable solely from various sources, principally fees generated from use of the facilities or enterprises financed by the bonds.

Under a Comprehensive Plan of Financing, as amended, of the Maryland Stadium Authority, the Authority is authorized to finance the acquisition and construction of sports facilities at a site within the City of Baltimore. Currently, the Stadium Authority operates Oriole Park at Camden Yards which opened in 1992. The Authority’s financings are lease-backed revenue obligations, payment of which is secured by, among other things, an assignment of revenues to be received under a lease of the sports facilities from the Authority to the State of Maryland; rental payments due from the State under that lease will be subject to annual appropriation by the Maryland General Assembly. In October 1993, the Stadium Authority entered into an agreement to implement a synthetic fixed rate refinancing of the Sports Facility Bonds using a combination of variable rate refunding obligations and forward interest rate exchange agreements. In accordance with that agreement, the Stadium Authority issued its $17,850,000 Sports Facilities Lease Revenue Bonds, Series 1989C, and issued its $121,000,000 Sports Facilities Lease Revenue Refunding Bonds in December 1999, to refund its Sports Facilities Lease Revenue Bond Series 1989D.

The Stadium Authority currently operates PSINET Stadium, which opened in 1998. In connection with construction of that facility, the Stadium Authority sold $87.565 million in lease-backed revenue bonds on May 1, 1996. The proceeds from the bonds, along with cash available from State lottery proceeds, investment earnings, and other sources will be used to pay project design and construction expenses of approximately $229 million. The bonds are solely secured by an assignment of revenues received under a lease of the project from the Stadium Authority to the State. In June 1998, the Stadium Authority entered into an agreement to implement a synthetic fixed rate refinancing of the Football Lease-Back Revenue Bonds using a combination of variable rate refunding obligations and forward interest rate exchange agreements. On December 15, 1997, the Stadium Authority issued $4,640,000 in Sports Facilities Lease Revenue Bonds, Series 1997. The proceeds from these Bonds were used toward the construction of the Ravens Football Stadium.

The Stadium Authority has also been assigned responsibility for constructing an expansion of the Convention Centers in Baltimore City and Ocean City and construction of a conference center in Montgomery County. The Baltimore Convention Center expansion cost $167 million and is being financed through a combination of funding from Baltimore City, Stadium Authority revenue bonds, and State general obligation bonds. The Ocean City Convention Center expansion cost $33.2 million and is being financed through a matching grant from the State to Ocean City and a combination of funding from Ocean City and the Stadium Authority. The Montgomery County Conference Center cost $33.5 million and was financed through a combination of funding from Montgomery County and the Stadium Authority.

The Stadium Authority is also authorized to provide development and construction of the Hippodrome Theatre as part of Baltimore City’s West Side Development. The cost of renovating the theatre is projected to be $56,000,000 and is being financed by various sources.

The Water Quality Revolving Loan Fund is administered by the Water Quality Financing Administration in the Department of the Environment. The Fund may be used to provide loans, subsidies and other forms of financial assistance to local government units for wastewater treatment projects as contemplated by the 1987 amendments to the federal Water Pollution Control Act. The Administration is authorized to issue bonds secured by revenues of the Fund, including loan repayments, federal capitalization grants, and matching State grants.

The University of Maryland System, Morgan State University, and St. Mary’s College of Maryland are authorized to issue revenue bonds for the purpose of financing academic and auxiliary facilities. Auxiliary facilities are any facilities that furnish a service to students, faculty, or staff, and that generate income. Auxiliary facilities include housing, eating, recreational, campus, infirmary, parking, athletic, student union or activity, research laboratory, testing and any related facilities.

Although the State has authority to make short-term borrowings in anticipation of taxes and other receipts up to a maximum of $100 million, in the past it has not issued short-term borrowings. However, the State has issued certain obligations in the nature of bond anticipation notes for the purpose of assisting several savings and loan associations in qualifying for federal insurance and in connection with the assumption by a bank of the deposit liabilities of an insolvent savings and loan association.

The State has financed the construction and acquisition of various facilities through conditional purchase, sale-leaseback, and similar transactions. All of the lease payments under these arrangements are subject to annual appropriation by the Maryland General Assembly. In the event that appropriations are not made, the State may not be held contractually liable for the payments.

Local Subdivision Debt. The counties and incorporated municipalities in Maryland issue general obligation debt for general governmental purposes. The general obligation debt of the counties and incorporated municipalities is generally supported by ad valorem taxes on real estate, tangible personal property and intangible personal property subject to taxation. The issuer typically pledges its full faith and credit and unlimited taxing power to the prompt payment of the maturing principal and interest on the general obligation debt and to the levy and collection of the ad valorem taxes as and when such taxes become necessary in order to provide sufficient funds to meet the debt service requirements. The amount of debt which may be authorized may in some cases be limited by the requirements that it not exceed a stated percentage of the assessable base upon which taxes are levied.

In the opinion of counsel, the issuer may be sued in the event that it fails to perform its obligations under the general obligation debt to the holders of the debt, and any judgments resulting from such suits would be enforceable against the issuer. Nevertheless, a holder of the debt who has obtained any such judgment may be required to seek additional relief to compel the issuer to levy and collect such taxes as may be necessary to provide the Funds from which a judgment may be paid. Although there is no Maryland law on this point, it is the opinion of counsel that the appropriate courts of Maryland have jurisdiction to entertain proceedings and power to grant additional relief, such as a mandatory injunction, if necessary, to enforce the levy and collection of such taxes and payment of the proceeds of the collection of the taxes to the holders of general obligation debt, pari passu, subject to the same constitutional limitations on enforcement, as described above, as apply to the enforcement of judgments against the State.

Local subdivisions, including counties and municipal corporations, are also authorized by law to issue special and limited obligation debt for certain purposes other than general governmental purposes. The source of payment of that debt is limited to certain revenues of the issuer derived from commercial activities operated by the issuer, payment made with respect to certain facilities or loans and any funds pledged for the benefit of the holders of the debt. That special and limited obligation debt does not constitute a debt of the State, the issuer or any other political subdivision of either within the meaning of any constitutional or statutory limitation. Neither the State nor the issuer or any other political subdivision of either is obligated to pay the debt or the interest on the debt except from the revenues of the issuer specifically pledged to the payment of the debt. Neither the faith and credit nor the taxing power of the State, the issuer or any other political subdivision of either is pledged to the payment of the debt. The issuance of the debt is not directly or indirectly or contingently an obligation, moral or other, of the State, the issuer or any other political subdivision of either to levy any tax for its payment.

Special Authority Debt. The State and local governments have created several special authorities with the power to issue debt on behalf of the State or local government for specific purposes, such as providing facilities for non-profit healthcare and higher educational institutions, facilities for the disposal of solid waste, funds to finance single family and low-to-moderate income housing, and similar purposes. The Maryland Health and Higher Educational Facilities Authority, the Northeast Maryland Waste Disposal Authority, the Housing Opportunities Commission of Montgomery County, and the Housing Authority of Prince George’s County are some of the special authorities which have issued and have outstanding debt of this type.

The debts of the authorities issuing debt on behalf of the State and the local governments are limited obligations of the authorities payable solely from and secured by a pledge of the revenues derived from the facilities or loans financed with the proceeds of the debt and from any other funds and receipts pledged under an indenture with a corporate trustee. The debt does not constitute a debt, liability or pledge of the faith and credit of the State or of any political subdivision or of the authorities. Neither the State nor any political subdivision thereof nor the authorities shall be obligated to pay the debt or the interest on the debt except from such revenues, funds and receipts. Neither the faith and credit nor the taxing power of the State or of any political subdivision of the State or the authorities is pledged to the payment of the principal of or the interest on such debt. The issuance of the debt is not directly or indirectly an obligation, moral or other, of the State or of any political subdivision of the State or of the authority to levy or to pledge any form of taxation whatsoever, or to make any appropriation, for their payment. The authorities have no taxing power.

Massachusetts Trust

Risk Factors-General. The following description highlights some of the more significant financial information regarding the Commonwealth of Massachusetts.

State Budget and Revenues. The Commonwealth’s operating fund structure satisfies the requirements of state finance law and is in accordance with GAAP, as defined by the Government Accounting Standards Board (“GASB”). The General Fund and those special revenue funds which are appropriated in the annual state budget receive most of the non-bond and non-federal grant revenues of the Commonwealth. They do not include the capital projects funds, into which the proceeds of Commonwealth bonds are deposited. Prior to the fiscal 2004 General Appropriation Act, the three principal budgeted operating funds were the General Fund, the Highway Fund and the Local Aid Fund. Expenditures from these three funds generally accounted for approximately 93% of total expenditures of the budgeted operating funds of the Commonwealth. The remaining approximately 7% of expenditures were to be found in several dedicated operating funds not included in the calculation of the consolidated net surplus. State finance law also provided for a Stabilization Fund, a Capital Projects Fund and a Tax Reduction Fund, which funds related to the use of any aggregate fiscal year-end surplus in the Commonwealth’s three principal budgeted operating funds.

The fiscal 2004 General Appropriations Act repealed the Local Aid Fund and many of these unconsolidated operating funds. As of June 30, 2003, the remaining funds were the General Fund, Highway Fund, Stabilization Fund, Tax Reduction Fund, Workforce Training Fund, Massachusetts Tourism Fund, and Children’s and Senior’s Health Care Assistance Fund. On repeal, the negative $1.802 billion fund balance in the Local Aid Fund was transferred to the General Fund, and the net balances in all of the other repealed operating funds were transferred to the Stabilization Fund. Beginning July 1, 2003, the General Fund, Highway Fund, Stabilization Fund, Tax Reduction Fund, Workforce Training Fund, Massachusetts Tourism Fund, and Children’s and Senior’s Health Care Assistance Fund are to be included in the calculation of the consolidated net surplus.

Generally, funds for the Commonwealth’s programs and services must be appropriated by the Legislature. The Commonwealth’s fiscal year ends June 30. The Massachusetts Constitution requires that the Governor recommend to the Legislature a budget which contains a statement of all proposed expenditures of the Commonwealth for the fiscal year, including those already authorized by law, and of all taxes, revenues, loans and other means by which such expenditures are to be defrayed. By statute, the Legislature and the Governor must approve a balanced budget for each fiscal year, and no supplementary appropriation bill may be approved by the Governor if it will result in an unbalanced budget. However, this is a statutory requirement that may be superseded by an appropriation act.

By statute, the Commonwealth maintains a tax revenue growth limit for each fiscal year equal to the average positive rate of growth in total wages and salaries in the Commonwealth, as reported by the federal government, during the three calendar years immediately preceding the end of such fiscal year. The limit could affect the Commonwealth’s ability to pay principal and interest on its debt obligations. It is possible that other measures affecting the taxing or spending authority of Massachusetts or its political subdivisions may be approved or enacted in the future. State tax revenues in fiscal 1995 through fiscal 2004 were lower than the limits set by this statute and will be lower than the allowable limit again in fiscal 2005.

This statutory tax revenue limit was further amended in fiscal 2003 and fiscal 2004 to establish an additional tax revenue limitation. The 2003 amendment created a quarterly cumulative “permissible tax revenue” limit equal to the cumulative year-to-date actual tax revenue collected during the same fiscal period in the prior fiscal year, increased by the sum of the most recently year-over-year inflation rate plus two percentage points. In fiscal 2004, a further amendment required that at the end of each fiscal year, the controller must transfer remaining excess revenue from the holding account in which excess revenue was transferred as result of the limit, back to the General Fund for inclusion in consolidated debt surplus. In fiscal 2004, for example, the cumulative net state tax revenues as calculated pursuant to this law were $16.053 billion, exceeding he permissible state tax revenue limit of $15.695 billion by an estimated $357.5 million. This excess was transferred ultimately to the Stabilization Fund pursuant to this statutory provision to reimburse the Fund for all appropriations out of the Fund during fiscal 2004. The Executive Office for Administration and Finance does not expect actual state tax revenue collected during fiscal 2005 to exceed this permissible state tax revenue limit.

The fiscal 2006 budget calls for expenditures of approximately $23.919 billion. To date, appropriations for fiscal 2005, ended June 30, 2005, totaled $23.075 billion versus $22.494 billion provided in the budget. In addition to this spending for fiscal 2005 in the budgeted operating funds, the Commonwealth has significant “off-budget” expenditures in the amount of dedicated sales taxes transferred to the MBTA and MSBA projected to be in the amount of $704.8 million and $395.7 million respectively, and $415.6 million of off-budgeted expenditures in the Medicaid program. Prior to the end of fiscal 2005, several additional bills had been filed seeking additional supplemental appropriations. The administration has estimated tax revenue of $17.336 billion for fiscal 2006, or approximately 2.4% over fiscal 2005 receipts.

GASB Statement 34. The Commonwealth has implemented GASB Statement 34 and additional Statements beginning with its financial statements for fiscal 2002. Financial statements of the Commonwealth are available at http://www.massgov.com/osc/Reports/reportsfinancial.htm.

Pension Liabilities. Comprehensive pension funding legislation approved in January, 1988 and revised in 1997 and 2002 requires the Commonwealth to fund future pension liabilities for Commonwealth employees and public school teachers currently and to amortize the Commonwealth’s accumulated unfunded liabilities to zero by June 30, 2023.

The state commission required to report on valuation of pension obligations estimated as of January 1, 2004 that the total unfunded actuarial accrued liability had decreased approximately $1.387 billion from January 1, 2003 and totaled $12.014 billion as of January 1, 2004. The study estimated the total actuarial accrued liability as of that date to be approximately $46.059 billion. Total assets were valued at that time at approximately $34.045 billion, representing an increase of $4.416 billion from the valuation of assets as of January 1, 2003. “Actuarial accrued liability” is the estimated present value of all benefits to be paid to existing pensioners and current employees less the present value of the future normal costs associated with such employees. The “unfunded” liability is the amount by which the actuarial accrued liability exceeds accumulated assets set aside therefore and represents the present value of the amount that would have to be contributed in the future in addition to normal costs in order for the liability to be fully funded.

Medicaid Expenditures. Over a quarter of the Commonwealth’s budget is devoted to Medicaid. Medicaid is the largest item in the Commonwealth’s budget and has been one of the fastest growing budget items, although the Massachusetts Medicaid program is generally 50% funded by federal reimbursements. Medicaid spending from fiscal 2000 to fiscal 2005 grew by 7.7% on a compound annual basis. During the same period, Medicaid enrollment has increased 1.4% on a compound annual basis. The Executive Office for Administration and Finance projects total fiscal 2005 expenditures for Medicaid to be $6.79 billion, an increase of 9.0% over fiscal 2004. However, on a cash year basis of accounting, Medicaid spending is expected to increase by approximately 5.5% over fiscal 2005 estimated cash year spending.

In June 2000, the federal Health Care Financing Administration, now the federal Centers for Medical and Medicaid Services (“CMS”) sent a letter to nine states, including Massachusetts indicating that portions of their Medicaid programs might be funded with impermissible taxes on health care providers, in the case of Massachusetts its uncompensated care pool. In 1993, Massachusetts had filed a waiver relating to the permissibility of the Commonwealth’s assessment for its uncompensated care pool. The waiver has been resubmitted several times since 1993. CMS has indicated that if its final determination is not to permit a waiver, CMS would audit the Massachusetts uncompensated care pool program and seek retroactive repayment of federal Medicaid reimbursements. Generally this is done by withholding a portion of future Medicaid reimbursements to the state owing the repayment. Such determination is subject to appeal if determined against Massachusetts. Through fiscal 2000, Massachusetts has received an estimated $1.068 billion in federal Medicaid reimbursements relating to the uncompensated car pool since 1993, and continues to collect approximately $40 million per fiscal quarter. The final determination on this matter could take several years since it is a national issue. In the fall of 2004, CMS again posed questions regarding the funding mechanism for the uncompensated care pool, but CMS has not taken any further action in regard to this matter.

Capital Spending. Since fiscal 1992, the Executive Office for Administration and Finance has maintained a capital spending plan, including an administrative limit on the amount of capital spending to be financed by bonds issued by the Commonwealth. The policy objective of this spending plan is to limit the debt burden of the Commonwealth by controlling the relationship between current capital spending and the issuance of bonds by the Commonwealth. This plan coordinates capital expenditures by state agencies and authorities that are funded by the Commonwealth’s debt obligations, operating revenues, third-party payments and federal reimbursements. The Executive Office for Administration and Finance sets an annual administrative limit on certain types of capital expenditures by state agencies. This annual administrative limit is $1.28 billion in fiscal 2005. In addition to capital expenditures subject to the annual administrative limit, the Commonwealth will also invest significant funds during fiscal 2005 in the construction of the Central Artery/Ted Williams Tunnel Project (“CA/T”) (estimated at $801 million), the Boston and Springfield Convention Centers (estimated at $55 million) and other projects, especially providing the Massachusetts School Building Authority with the first $500 million of the $1 billion in funds from state general obligation bonds authorized by the legislation creating this authority.

The Central Artery/Ted Williams Tunnel project has become the single largest part of the Commonwealth’s capital spending, a major construction project that is part of the completion of the federal interstate highway system. The magnitude of this project has resulted in the realignment of certain transportation assets in the Commonwealth and the development of additional financing mechanisms to support its completion, currently scheduled in substantial measure for 2005, including payments from the Massachusetts Turnpike Authority and the Massachusetts Port Authority and state borrowing in anticipation of future federal highway reimbursements.

Increased federal oversight of the CA/T Project commenced in early 2000 following a federal task force’s review of the February 1, 2000 announcement by project officials of substantially increased project cost estimates. On October 23, 2000, federal legislation was approved which provides that the U.S. Secretary of Transportation is to withhold obligations of federal funds and all project approvals for the CA/T Project in federal fiscal year 2001 and thereafter unless the Secretary has approved the annual update of the project finance plan and determines that the Commonwealth is in full compliance with certain other transportation related agreements with the federal government. In addition, the legislation limits total federal funding of the project to $8.549 billion. The Turnpike Authority’s July 2004 finance plan, the most recent annual plan filed with the Federal Highway Administration pursuant to the legislation, continued the total budget cost and contingent estimate for the project at $14.625 billion. Federal authorities have requested information regarding the existence of certain leaks in the CA/T Project and have withheld approval of the finance plan and disbursement of $81 million in federal funds pending their determination that project costs, schedule, and funding in the plan are reasonable and the leak issues are adequately addressed. The Executive Office of Transportation and the Highway Department of the Commonwealth and the Federal Highway Administration are all conducting an examination of safety of the tunnel elements of the project as a result of such leaks.

As of June 30, 2005, approximately $14.064 billion was under contract or agreement which constitutes approximately 96.2% of total budgeted costs for the project and project construction was 97% complete, based on the most recently filed finance plan. The date for substantial completion is projected for September 22, 2005.

There can be no determination at this time as to the effect such increased federal oversight and requirements may have on future federal funding of the project, the total expenditures which will be required ultimately to complete the project, which currently will be the financial responsibility of the Commonwealth in excess of the federal cap, or the date of completion.

Resolution of contractor claims, including global settlements, at amounts lower, and/or received later, than anticipated by contractors, among other factors, create cash flow and credit issues for affected project contractors. If an affected contractor with significant critical path contract work toward an overall project completion milestone were to become insolvent, or otherwise fail to complete its contract work, it is possible that there would be a substantial and material impact on the project’s schedule and cost, although the likelihood and potential severity of such impact diminishes as the CA/T Project progresses toward completion.

Commonwealth Debt. The Commonwealth is authorized to issue three types of debt: general obligation debt, special obligation debt and federal grant anticipation notes. General obligation debt is secured by a pledge of the full faith and credit of the Commonwealth. Special obligation debt may be secured either with a pledge of receipts credited to the Highway Fund or with a pledge of receipts credited to the Boston Convention and Exhibition Center Fund. Federal grant anticipation notes are secured by a pledge of federal highway construction reimbursements. In addition, the Commonwealth is also authorized to pledge its credit in aid of and provide contractual support for certain independent authorities and agencies within the Commonwealth. These other Commonwealth’s liabilities are classified as either (a) general obligation contract assistance liabilities, (b) budgetary contractual assistance liabilities or (c) contingent liabilities.

The liabilities of the Commonwealth with respect to outstanding bonds and notes payable as of July 1, 2005 totaled approximately $18.225 billion. These liabilities consisted of, approximately $14.605 billion of general obligation debt, $1.594 billion of special obligation debt, $1.9 billion of federal grant anticipation notes and $119 million of contract assistance liabilities.

In January 1990, legislation was enacted to impose a limit on debt service appropriations in Commonwealth budgets beginning in fiscal 1991. The law provides that no more than 10% of the total appropriations in any fiscal year may be expended for payment of interest and principal on general obligation debt of the Commonwealth. This law may be amended or repealed by the Legislature at any time, and may be superseded in the annual appropriations act for any year. From fiscal year 1995 through fiscal year 2003, this percentage has been below the limits established by this law.

Legislation enacted in December 1989 imposes a limit on the amount of outstanding “direct” bonds of the Commonwealth. The law provides that the limit for each subsequent fiscal year shall be 105% of the previous fiscal year’s limit. Since this law’s inception, the limit has never been reached. Not to be included in computing the amount of the bonds subject to this limit are the Commonwealth’s outstanding special obligation highway revenue bonds, its federal grant anticipation notes, bonds issued to pay the operating notes issued by the Massachusetts Bay Transportation Authority nor, by legislation adopted in 2000, bonds to be issued payable from the Central Artery and Statewide Road and Bridge Infrastructure Fund. By legislation adopted in 2004, up to $1 billion of bonds issued to finance the Massachusetts School Building Authority are not to be counted in calculating this limit. The statutory limit on “direct” bonds during fiscal 2005 is $13.464 billion.

The Commonwealth has waived its sovereign immunity and consented to be sued under contractual obligations including bonds and notes issued by it. However, the property of the Commonwealth is not subject to attachment or levy to pay a judgment, and the satisfaction of any judgment generally requires legislative appropriation. Enforcement of a claim for payment of principal or interest on bonds and notes of the Commonwealth may also be subject to provisions of federal or Commonwealth statutes, if any, hereafter enacted extending the time for payment or imposing other constraints upon enforcement, insofar as the same may be constitutionally applied. The United States Bankruptcy Code is not applicable to states.

Unemployment. Since 1994, the Massachusetts average annual unemployment rate (not seasonally adjusted) has been below the national average. The rate averaged 3.2%, 2.6%, 3.7%, 5.3% and 5.4% in calendar years 1999, 2000, 2001, 2002 and 2003, respectively. The Massachusetts unemployment rate in June 2005 was 4.8%, as compared to 5.2% for the nation as a whole for the same month.

Litigation. The Attorney General of the Commonwealth is not aware of any cases pending or, to his knowledge threatened, involving the Commonwealth which in his opinion is likely to result, either individually or in the aggregate, in final judgments against the Commonwealth that would affect materially its financial condition. However, certain cases exist containing substantial claims, among which are the following:

The Commonwealth is engaged in various lawsuits concerning environmental and related laws, including an action brought by the U.S. Environmental Protection Agency alleging violations of the Clean Water Act and seeking to reduce the pollution in Boston Harbor. The Massachusetts Water Resources Authority (the “MWRA”) has assumed primary responsibility for developing and implementing a court approved plan and time table for the construction of the treatment facilities necessary to achieve compliance with the federal requirements. The MWRA currently projects the total cost of construction of the wastewater facilities required under the court’s order not including costs pursuant to the draft combined sewer outflow plan (“CSO”), will be approximately $3.142 billion in current dollars, with approximately $131 million to be spent after June 30, 2001. With CSO costs, the MWRA anticipates spending approximately $633 million after that date. Under the Clean Water Act, the Commonwealth may be liable for any costs of complying with any judgment in this case to the extent that the MWRA or a municipality is prevented by state law from raising revenues necessary to comply with such a judgment.

The Commonwealth is engaged in preliminary discussions with agencies of the federal government regarding natural resource damages at the Massachusetts Military Reservation on Cape Cod, due to widespread contamination primarily from past military activities at the Reservation. The assessment process is expected to take many months to complete. While no recent comprehensive estimate of natural resource damages and response actions is available, it is expected that the damages and response actions may cost at least tens of millions of dollars.

From time to time actions are brought against the Commonwealth by the recipients of governmental services, particularly recipients of human services benefits, seeking expanded levels of services and benefits by the providers of such services or challenging the Commonwealth’s reimbursement rates and methodologies. To the extent that such actions result in judgments requiring the Commonwealth to provide expanded services or benefits or pay increased rates, additional operating and capital expenditures might be needed to implement such judgments.

Wellesley College is seeking contribution from the Commonwealth for costs related to the clean up of environmental contamination on its campus and adjacent areas. Pursuant to the terms of a partial settlement, the Commonwealth has reimbursed the College $1.068 million, or about 2.5% of the total cost (anticipated to be $40 million). The clean up of the remainder of the area has not been determined by the Massachusetts Department of Environmental Protection, but once a remedy is determined and costs are known, negotiations may be reopened with the College. The Commonwealth and the College have reserved their rights against each other regarding liability for future clean up costs for this part of the site, which could involve tens of millions of dollars.

A trade association of consulting engineers is asserting that the CA/T Project is contractually required to replace two insurance policies totaling $25 million. The Commonwealth’s motion to dismiss was argued in 2004 and has remained under advisement for several months.

The Massachusetts Supreme Judicial Court ruled in April 2005 that an amendment to the Massachusetts capital gains tax statute violated the Massachusetts Constitution and remanded the case to the Supreme Judicial Court for Suffolk County. This court ordered that the new tax rate be imposed effective January 1, 2002 instead of four months later, unless the legislature took further action. The Governor filed legislation on June 10, 2005 reinstating the capital gains tax rates in effect for the first four months of 2002 and, to comply with the court’s ruling, proposed to retroactively extend the applicability of those lower capital gains rates to all of calendar year 2002. This proposed legislation, along with various other proposals applicable to the case, is currently before the legislature and, if enacted, would result in a revenue reduction of $350 million paid out as refunds.

The same court in July 2004 determined that certain petitioner’s (indigents and parents of children in child-welfare proceedings) rights were violated and that they were deprived of constitutional rights to counsel and due process not having been provided timely with state-compensated counsel because of a shortage of private attorneys resulting from low rates of compensation. The issue of increase in rates, although before the court, was not decided. Cases were remanded to a single justice to create, and to modify from time to time, a mechanism for enforcement of the decision that a petitioner might not be incarcerated pending trial for more then 7 days without counsel and that charges must be dismissed without prejudice after 45 days without counsel.

A class action has been filed in the Supreme Judicial Court on behalf of indigent persons constitutionally entitled to state-compensated counsel in civil and criminal proceedings. The basis for the suit is the low rates paid to bar advocates and the resulting lack of effective legal assistance. The relief sought includes a court-ordered increase in bar advocate compensation which could cost as much as $80 to $90 million per year. The proceedings have been stayed. A bill containing significant changes affecting the provision of legal services to indigents has just been passed but the effect of that legislation on these cases, if any, is unclear.

In seven consolidated cases and related potential litigation, plaintiffs have made claims for alleged increased costs arising from differing site conditions and other causes of delay on the Central Artery/Tunnel Project for which there is potential liability in the aggregate of $150 million dollars.

There are several tax cases which could result in significant refunds if taxpayers prevail and a large eminent domain case pending against the Commonwealth.

Ratings. The Commonwealth’s general obligation debt is rated at AA, Aa2 and AA- by Standard & Poor’s Ratings Services, Moody’s Investors Service, Inc. and Fitch, Inc., respectively.

Ratings may be changed at any time and no assurance can be given that they will not be revised or withdrawn by the rating agencies, if in their respective judgments, circumstances should warrant such action. Any downward revision or withdrawal of a rating could have an adverse effect on market prices of the state’s bonds.

New Jersey Trust

Risk Factors—The following represents special considerations regarding investment in New Jersey municipal obligations. This information provides only a brief summary; it does not purport to be a complete description and is based on information drawn from Official Statements relating to securities offerings of New Jersey municipal obligations available as of the date of this Prospectus. The Sponsor has not independently verified the accuracy and completeness of the information contained in such Official Statements.

There can be no assurance that current or future statewide or regional economic difficulties, and the resulting impact on the State of New Jersey or local government finances generally, will not adversely affect the market value of New Jersey municipal obligations held by the Trust or the ability of particular issuers to make timely payments of debt service on these obligations.

Weaker than expected growth for both the national and international economies could adversely impact New Jersey. This would result in slower employment and income growth than projected.

New Jersey has been experiencing an economic slowdown similar to the rest of the nation due to the economic recession that began in March 2001. Although economic activity has remained sluggish in calendar year 2003, signs of improving economic conditions are emerging.

During 2003, New Jersey’s economy continued to recover from the prior recessionary period. Despite the general economic sluggishness, New Jersey outperformed the nation in job restoration during the economic recovery with a steady, but modest growth in its payroll employment. After suffering job losses in 2002, the decline in employment bottomed-out in 2003 and job creation slowly began in the second half of last year. For 2004, New Jersey’s payroll employment increased 1.2% through May 2004 after declining by 0.1% in 2003. The nation, however, experienced a 0.3% decline in payroll employment during this period.

New Jersey’s employment increased by 1.6% in May 2004 from a year ago, continuing the positive year-to-year growth trend for the eleventh consecutive month since July 2003. Overall, the State added 35,600 jobs between January and May of 2004. Employment gains were primarily spread across the service-providing sectors (37,200 jobs) with particularly strong growth in professional and business services (13,300 jobs), trade, transportation and utilities (8,900 jobs) and education and health services (2,900 jobs). The financial activities sector added 1,700 jobs during this period, despite some job losses in May. The government sector grew by 2.4%, adding over 4,000 jobs during this period.

Most of the job losses through 2003 were concentrated in manufacturing, which has been declining for more than a decade. However, the manufacturing sector has begun to level off with a steady decline in the pace of job losses of 2.3% between January and May 2004, 4.3% in 2003 and 8.4% in 2002. The information sector has suffered job losses between January and May 2004 by 2.0% due to downsizing in the telecommunications industry. However, it as experienced three consecutive months of positive, but modest, month-to-month employment growth.

With improving trends in payroll employment in New Jersey, the State unemployment rate fell to 4.9% in May 2004, and remains well below the 5.6% rate for the nation. New Jersey’s employment level has remained consistently above four million for March, April and May 2004, reflecting the growing momentum in labor market conditions.

The preliminary growth rate for New Jersey’s personal income of 5.1% for the first quarter of 2004 improved over the revised growth rate of 4.4% for the fourth quarter of 2003. Economic forecasts as of June 2004 project slight moderation in personal income growth over the remaining quarters of 2004. Notwithstanding the weakness in the labor market, low inflation (around 2.0%) continues to benefit New Jersey’s consumers and businesses.

Housing starts through May 2004 are at an estimated annualized rate of approximately 35,000 units, reflecting a still-robust sector of the economy. New vehicle registrations remained above the 600,000 level in 2003. Year-to-date through May 2004, new vehicle sales were 5.3% above the level of a year ago.

New Jersey and the nation are expected to have economic momentum heading into 2005. In the latest Beige Book, released on June 16, 2004, and the Federal Open Market Committee minutes, released on July 1, 2004, the Federal Reserve Board reported broad economic expansion across the nation. In particular, the Federal Reserve Board noted increases in manufacturing activity, commercial real estate demand and improving market conditions in most regions. June 2004 forecasts project continued improvements in the economy although growth rates are expected to moderate somewhat in 2005. Inflation is anticipated to remain modest, around 2.0+% in 2004 and 2005.

New Jersey’s economy is expected to follow the national trend in 2005. Employment growth is projected to increase steadily from under 2.0% in 2004 to a 2.0%+ rate in 2005. Personal income is expected to grow steadily at close to a 4.5% rate in 2004 and 2005. After another strong year in 2003, the housing sector is expected to remain robust with housing start projections of 30,000+ units in 2004 and 2005. New vehicle registrations are projected to soften, but remain above 60,000+ in 2004 and 2005. Low interest rates have supported spending on housing and other consumer durables in the State. However, in June, the Federal Reserve Board increased the Federal funds rate, and the possibility of future rate increases by the Federal Reserve Board could have a moderating influence on interest-sensitive spending in the economy.

To a large extent, the future direction of economic expansion nationally and in New Jersey hinges on assumptions of no further terrorist attacks, stable energy prices, supportive monetary and fiscal policies and no further turmoil in the financial markets.

The State and the nation may experience further near-term slow growth, and the expected pace of economic expansion may stall if consumers, investors, and businesses become more cautious than currently assumed. Nevertheless, the fundamental of the State’s economic health remain stable and the long-term prospects for economic growth of the State in 2005 and beyond are favorable.

The State operates on a fiscal year beginning July 1 and ending June 30. For example, “Fiscal Year 2005” refers to the State’s fiscal year beginning July 1, 2004 and ending June 30, 2005.

Pursuant to Article VIII, Section II, par. 2 of the State Constitution, no money may be drawn from the State Treasury except for appropriations made by law. In addition, all monies for the support of State government and all other State purposes, as far as can be ascertained or reasonably foreseen, must be provided for in one general appropriation law covering one and the same fiscal year. No general appropriations law or other law appropriating money for any State purpose shall be enacted if the amount of money appropriated therein, together with all other prior appropriations made for the same fiscal year, exceeds the total amount of revenue on hand and anticipated to be available for such fiscal year, as certified by the Governor.

In addition to the Constitutional provisions, the New Jersey Statues contain provisions concerning the budget and appropriation system. On or before October 1 in each year, each Department, Board, Commission, Office or other Agency of the State must file with the Budget Director a request for appropriation or permission to spend specifying all expenditures proposed to be made by such spending agency during the following fiscal year. The Budget Director then examines each request and determines the necessity or advisability of the appropriation request. The Budget Director may hold hearings, open to the public, during the months of October, November and December and review the budget requests with the agency heads. On or before December 31 of each year or such other time as the Governor may request, after review and examination, the Budget Director submits the requests, together with his or her findings, comments and recommendations, to the Governor. It is then the responsibility of the Governor to examine and consider all requests and formulate his or her budget recommendations.

Pursuant to legislation enacted on January 14, 2004, the Governor’s budget message (the “Governor’s Budget Message”) will be presented by the Governor during an appearance before a joint session of the State Legislature which shall be convened at 12 Noon on a date on or before the fourth Tuesday in February in each year. The Governor’s Budget Message must include the proposed complete financial program of the State government for the next ensuing fiscal year and must set forth in detail each source of anticipated revenue and the purposes of recommended expenditures for each spending agency (N.J.S.A. 52:27B-20). After a process of legislative committee review (including testimony from the State Treasurer), the budget, in the form of an appropriation bill, must be approved by the Senate and Assembly and must be submitted to the Governor for review. Upon such submissions, the Governor may approve the bill, revise the estimate of anticipated revenues contained therein, delete or reduce appropriation items contained in the bill through the exercise of his or her line-item veto power, or veto the bill in its entirety. Like any gubernatorial veto, such action may be reversed by a two-thirds vote of each House of the State Legislature. In addition to anticipated revenues, the annual Appropriations Act also provides for the appropriation of non-budgeted revenue to the extent such revenue may be received and permits the corresponding increase of appropriation balances from which expenditures may be made.

During the course of the fiscal year, the Governor may take steps to reduce State expenditures if it appears that revenues have fallen below those originally anticipated. There are additional means by which the Governor may ensure that the State does not incur a deficit. Under the State Constitution, no supplemental appropriation may be enacted after adoption of an annual Appropriations Act except where there are sufficient revenues on hand or anticipated, as certified by the Governor, to meet such appropriation.

In addition to the Constitutional and statutory provisions concerning budget-making, the State budget process during the past two decades has evolved into a strategic planning process in which the budget is related directly to the program objectives of governmental activities, and the costs and benefits of the programs of each agency are justified at various alternative funding levels. Certain revenue sources are constitutionally dedicated for specific purposes and therefore may be appropriated only for such purposes.

Of the $28,027.3 million recommended for Fiscal Year 2005 from the General Fund, the Property Tax Relief Fund, the Casino Control Fund, the Casino Revenue Fund and the Gubernatorial Elections Fund, $10,892.9 million (38.9%) is recommended for State Aid, $9,883.9 million (35.3%) is recommended for Grants-in-Aid, $5,688.5 million (20.3%) is recommended for Direct State Services, $441.5 million (1.6%) is recommended for Debt Service on State general obligation bonds and $1,120.5 million (4.0%) is recommended for Capital Construction.

State Aid is the largest portion of Fiscal Year 2005 appropriations. In Fiscal Year 2005, $10,892.9 million of the State’s recommended appropriations consists of funds which are distributed to municipalities, counties and school districts.

The largest recommended State Aid appropriation, in the amount of $8,884.3 million, is provided for local elementary and secondary education programs. Of this amount, $3,080.3 million is for core-curriculum standards; $330.6 million is for early childhood aid; $307.2 million is for pupil transportation aid; $948.4 million is for special education; $104.1 million is for nonpublic school aid and $153.4 million is for debt service on school bonds. Other significant amounts are $251.8 million for supplemental core curriculum standards aid and $199.5 million for demonstrably effective program aid. A total of $1,480.8 million is provided in supplemental aid to Abbott districts for whole school reform, preschool and other required programs. In addition, $1,311.6 million is recommended on behalf of school districts as the employers’ share of the social security and teachers’ pensions and benefits programs. Also, $151.9 million is recommended for debt service on bonds issued to finance school renovations and construction.

Recommended appropriations to the Department of Community Affairs (“DCA”) total $1,032.8 million in State Aid monies for Fiscal Year 2005. Consolidated Municipal Property Tax Relief Aid is recommended in the amount of $835.4 million. In addition, there is $16.9 million recommended for housing programs, $34.8 million for the municipal block grant program, $41.0 million for extraordinary aid and $29.3 million for special municipal aid. In addition, $32.0 million is appropriated for Municipal Homeland Security Assistance Aid.

Appropriations recommended for the Department of the Treasury total $467.3 million in State Aid monies for Fiscal Year 2005. The principal programs funded by these appropriations are aid to county colleges (220.1 million) and the cost of senior citizens, disabled and veterans property tax deductions and exemptions ($109.0 million). These recommended appropriations also include $57.3 million for County Solid Waste Debt Service Aid.

Appropriations for the Department for Human Services total $356.2 million in State Aid monies for Fiscal Year 2005. The principal programs funded by these appropriations are $93.5 million for patients in county psychiatric hospitals and $250.7 million for various income maintenance programs for the economically disadvantaged and $12.0 million for addiction services.

The second largest portion of appropriations in Fiscal Year 2005 is for grants-in-aid. These represent payments to individuals or public or private agencies for benefits to which a recipient is entitled by law, or for the provision of services on behalf of the State. The amount recommended in Fiscal Year 2005 for grants-in-aid is $9,883.0 million.

$3,622.9 million is recommended for programs administered by the Department of Human Services. Of that amount, $2,350.4 million is for medical services provided under the Medicaid program, $458.5 million is for community programs for the developmentally disabled, $240.5 million is for community programs for the mentally ill, $229.1 million is for grant programs administered by the Division of Youth and Family Services, and $245.8 million is for welfare reform and homeless services and $29.0 million is for addiction services.

$1,697.1 million is recommended for programs administered by the Department of Health and Senior Services. Of that amount, $810.2 million is for pharmaceutical assistance to the aged and disabled, $35.2 million is for AIDS services, $300.7 is for hospital assistance programs and $30.9 million is for other programs for the aged.

$2,002.1 million is recommended for the Department of the Treasury. Included in this amount is an expanded Homestead Rebate program ($1,689.3 million), which consolidates the former Homestead Rebate Program with NJ Saver to provide property tax relief to homeowners and renters, and the senior and disabled citizen property tax freeze ($67.4 million), and $70.8 million is recommended for the Lifeline Program in the Board of Public Utilities.

$278.7 million is recommended for the Department of Transportation for bus and railroad subsidies.

$842.3 million is recommended for State colleges and universities. Other higher education appropriations are $404.5 million for various grant programs including $276.6 million for student financial assistance, $24.0 million to support independent colleges and universities, $55.0 million for debt service for the Dormitory Safety Trust Fund, the Equipment Leasing Fund, the Higher Education Technology Infrastructure Fund, and $29.9 million for debt service on the Higher Education Capital Improvement Program.

$113.6 million is recommended for the Department of Corrections. The largest items of appropriation in this Department are $20.5 million for payments to county penal facilities to house State inmates and $61.5 million for the purchase of community services. Also included is $30.0 million for alternative parole programs.

The third largest portion of the appropriations in Fiscal Year 2005 is applied to Direct State Services, which supports the operation of State government’s departments, the Executive Office, several commissions, the State Legislature and the Judiciary. In Fiscal Year 2005, appropriations for Direct State Services aggregate to $5,688.5 million. Some of the major appropriations for Direct State Services during Fiscal Year 2005 are:

$777.3 million is recommended for programs administered by the Department of Human Services. Of that amount, $482.5 million is appropriated for mental health and developmentally disabled programs, including the operation of six psychiatric institutions ($243.8 million) and seven developmental centers ($210.8 million). $24.2 million is recommended for administration of the Medicaid program; $26.3 million for administration of the various income maintenance programs, including Work First New Jersey; and $223.3 million for the Division of Youth and Family Services, which protects the children of the State from abuse and neglect.

$60.2 million is recommended for the Department of Labor and Workforce Development for the administration of programs for workers compensation, unemployment and temporary disability insurance, manpower development and health safety inspection.

$83.4 million is recommended for the Department of Health and Senior Services for the prevention and treatment of diseases, regulation of health care facilities, the uncompensated care program and senior services programs. Of that amount, $11.0 million is recommended for anti-smoking programs.

$519.4 million is recommended for the Department of Law and Public Safety (including the Juvenile Justice Commission) and $867.2 is appropriated for the Department of Corrections (including the Parole Board). Among the programs funded by this recommended appropriation are the administration of the State’s correctional facilities and parole activities, and the investigative and enforcement activities of the State Police.

$87.9 million is recommended for the Department of Transportation for the various programs it administers, such as the maintenance and improvement of the State highway system. The Division of Motor Vehicles was abolished and replaced by the New Jersey Motor Vehicle Commission. Appropriations for that entity are not included in the Fiscal Year 2005 Appropriations Act.

$210.3 million is recommended for the Department of Environmental Protection for the protections of air, land, water, forest, wildlife, and shellfish resources and for the provision of outdoor recreational facilities.

State finances certain capital projects through the sale of the general obligation bonds of the State. These bonds are backed by the faith and credit of the State. Certain state tax revenues and certain other fees are pledged to meet the principal payments, interest payments and redemption premium payments, if any, required to fully pay the bonds. The appropriation for debt service on the State’s general obligation bonds is $441.5 million for Fiscal Year 2005.

The State Constitution further provides, in part, that the State Legislature shall not, in any manner, create in any fiscal year a debt or liability of the State, which, together with any previous debts or liabilities, shall exceed at any time one percent of the total appropriations for such year, unless the same shall be authorized by a law for some single object or work distinctly specified therein. No general obligation debt can be issued by the State without prior voter approval, except that no voter approval is required for any law authorizing the creation of a debt for the purpose of refinancing all or a portion of outstanding debt of the State, so long as such law requires that the refinancing provide a debt service savings.

Capital construction is funded by a combination of appropriation of current revenues on a pay-as-you-go basis and bond proceeds. In Fiscal Year 2005, the amount appropriated for this purpose is $1,120.5 million, $805.0 million is for transportation projects and debt service and is being credited to the Transportation Trust Fund Account of the General Fund, $98.0 million is for open space, farmland and historic preservation projects and debt service and is being credited to the Garden State Preservation Trust Fund Account of the General Fund, $80.2 million is for hazardous substance remediation and underground tank remediation and $25.0 million is for shore protection.

All appropriations for such capital projects and all proposals for State bond authorization are subject to the review and recommendation of the New Jersey Commission on Capital Budgeting and Planning. This permanent commission was established in November 1975, and is charged with the preparation of the State Capital Improvement Plan, which contains proposals for State spending for capital projects.

New York Trust

Risk Factors—The following information represents special considerations regarding investment in New York municipal obligations. This information provides only a brief summary, it does not purport to be a complete description and is largely based on information drawn from Official Statements relating to securities offerings of New York municipal obligations available as of the date of this Prospectus. The Sponsor has not independently verified the accuracy and completeness of the information contained in such Official Statements.

There can be no assurance that current or future statewide, regional or national economic difficulties, and the resulting impact on New York State (the “State”) or local government finances generally, will not adversely affect the market value of New York municipal obligations held by the Trust or the ability of particular issues to make timely payments of debt service on these obligations.

Economic Trends

Over the long term, the State and the City of New York (the “City”) face serious potential economic problems. The City accounts for approximately 41% of the State’s population and personal income, and the City’s financial health affects the State in numerous ways. The State is the third most populous state in the nation and historically has been one of the wealthiest. For decades, however, the State has grown more slowly than the nation as a whole, gradually eroding its relative economic affluence. Statewide, urban centers have experienced significant changes involving migration of the more affluent to the suburbs and an influx of generally less affluent residents. Regionally, the older Northeast cities have suffered because of the relative success that the South and the West have had in attracting people and business. The City also has had to face greater competition as other major cities have developed financial and business capabilities which make them less dependent on the specialized services traditionally available almost exclusively in the City.

The State for many years has had a very high State and local tax burden relative to other states. The State and its localities have used these taxes to develop and maintain their transportation networks, public schools and colleges, public health systems, other social services and recreational facilities. Despite these benefits, the burden of State and local taxation, in combination with the many other causes of regional economic dislocation, has contributed to the decisions of some businesses and individuals to relocate outside, or not locate within, the State.

New York State

The New York Economy

Like most states, New York continues to face significant fiscal challenges. The national recession, in conjunction with the economic dislocation caused by the September 11 terrorist attacks, produced consecutive year-to-year declines in total tax receipts. Costs for employee pensions have increased dramatically, while the costs of Medicaid, welfare and other entitlement programs have also risen, reflecting the impact of the national recession and the jobless recovery that has followed. New York’s fiscal difficulties were also compounded by last year’s enacted budget process that resulted in spending growth in excess of recurring revenues. Nevertheless, flexible reserves, significantly increased when times were good, have not been depleted.

The September 11 terrorist attacks had a more devastating impact on the New York economy than on any other state. Nevertheless, the New York economy continues to expand and recent above-trend national growth rates have helped to buttress the State economy, putting the State well on its way to a full recovery from the impact of the September 11 attacks, and reversing several years where the State’s job base was in decline. Total and private non-farm employment is now projected to grow 1.1 percent and 1.2 percent in 2005, respectively. The continued strengthening of the State economy will help to sustain the housing market in 2005, though the torrid pace of growth observed in 2004 has already begun to cool. With the pickup in equity market activity toward the end of 2004, the securities industry saw solid profit levels, though below those earned in 2003. Consequently, bonus growth for 2005 will fall short of the extraordinary growth experienced in 2004, offsetting the impact of higher employment growth on personal income and wages. New York personal income is projected to rise 5.1 percent for 2005, while wage and salary growth is projected at 4.9 percent.

Significant risks to the current economic forecast include: (i) global political instability, including the uncertain post-war environment in Iraq, and the Middle East in general; (ii) record high oil prices which have increased over 80 percent since June 2003 could delay the global recovery, reducing export growth below expectations; (iii) weakness of consumer spending or a failure of investment spending to commence growth during the year, which could result in a return to recessionary conditions; and (iv) the potential for future terrorist attacks on U.S. soil. Higher energy prices and global instability also loom large as risks to equity market performance. A weaker financial market performance than expected could result in lower bonus payment growth than projected, though this impact would be largely felt during the first quarter of 2006. Rising interest rates tend to have a more negative impact on financial markets than on the economy as a whole, and, therefore, disproportionately affect the State. Moreover, significant numbers of business relocations out of the State would likely result in slower job and income growth as well. In addition, the housing market is expected to gradually cool as long-term interest rates rise, with prices possibly falling in some areas. However, because of the importance of real estate as a buttress for domestic consumption, a more sudden collapse of housing prices than anticipated could result in lower economic growth than expected.

The 2005-06 State Financial Plan (current fiscal year)

The State’s current fiscal year began on April 1, 2005, and ends on March 31, 2006. On March 8, 2005, the State Legislature enacted appropriations for all State-supported, contingent contractual, and certain other debt service obligations for the entire 2005-06 fiscal year. On March 31, 2005, the State Legislature completed action on the remaining appropriations and accompanying legislation constituting the budget for the 2005-06 fiscal year. The 2005-06 Enacted Budget Financial Plan (the “State Financial Plan”) was prepared by the Division of the Budget (the “DOB”) and reflects the actions of the Legislature and Governor through April 12, 2005. On August 1, 2005, the State issued an update (the “August Update”) which revised the State Financial Plan based on (i) actual operating results through the first quarter of the 2005-06 fiscal year, (ii) an updated economic forecast, and (iii) a review of program trends.

The State Financial Plan projects General Fund receipts, including transfers from other funds, to total $46.8 billion in 2005-06, an increase of $3.0 billion (6.9 percent) from 2004-05. Projected growth in personal income and sales taxes, resulting from temporary tax actions taken in the 2004-05 Enacted Budget and the economic recovery, are primarily responsible for the growth. General Fund receipts in 2006-07 are projected to increase by $1.5 billion from the current year. Underlying revenue growth of $3.1 billion (6.1 percent) in 2006-07 is offset by the loss of several one-time revenues ($531 million), the phase-out of the personal income tax surcharge and a one-quarter percent increase in sales tax ($1.0 billion), lower transfers from the Revenue Bond Tax Fund due to increasing debt service costs ($180 million), and higher transfers to finance the School Tax Relief Program ($188 million). The August Update now projects General Fund receipts, including transfers from other funds, to total $46.3 billion in 2005-06.

The State Financial Plan projects General Fund disbursements, including transfers to other funds, of $46.2 billion in 2005-06, an increase of $2.1 billion (4.7 percent) from 2004-05. Increases in Grants to Local Governments ($1.4 billion), State Operations ($502 million), and General State Charges ($396 million), offset by a decrease in transfers to other funds ($265 million) account for the change. Spending is projected to increase by $4.7 billion in 2006-07. Medicaid growth of $2.7 billion in 2006-07 is primarily attributable to the increasing cost of providing health care services, as well as the rising number of recipients and corresponding increases in medical service utilization. The August Update now projects General Fund disbursements, including transfers to other funds, to total $46.4 billion in 2005-06.

The State Financial Plan is balanced as a result of both new resources and the approval of roughly $3.3 billion of the $4.1 billion in Executive Budget gap-closing recommendations. At the beginning of the 2005-06 budget cycle, the State faced potential General Fund budget gaps of $5.8 billion in 2006-07 and $5.6 billion in 2007-08. The recurring savings proposed in the 2005-06 Executive Budget reduced the gaps to $2.5 billion in both years. The August Update now projects budget gaps of $2.9 billion in 2006-07 and $3.9 billion in 2007-08.

The General Fund ended the first quarter of fiscal year 2005-06 with a balance of $4.0 billion. The DOB projects quarterly balances of $4.3 billion at the end of September 2005 (the close of the second quarter of the fiscal year), $2.5 billion at the end of December 2005, and $2.4 billion at the end of the 2005-06 fiscal year (March 31, 2006). The lowest month-end balance is expected in November 2005 ($1.9 billion).

The State Financial Plan contains estimates and projections of future results that should not be construed as statements of fact. These estimates and projections are based upon various assumptions that may be affected by numerous factors, including future economic conditions in the State and nation. There can be no assurance that actual results will not differ materially and adversely from the projections contained in the State Financial Plan set forth above.

Special Considerations

The attacks of September 11 and the lingering effects of the national recession are expected to have continued adverse financial consequences for the State. The DOB believes that their impact is adequately reflected in the current financial forecast, but the combined effect of both factors introduces significant uncertainty into the current State Financial Plan estimates. In the long term, the most significant risk is the possible loss of important economic activity in the State.

Recent events have increased the risks to the forecast for both employment and wages. The threat of future terrorist acts against the U.S. still remains. Another attack targeted at New York City would once again disproportionately affect the State economy. Any other such shock that would have a strong and prolonged impact on the financial markets would also disproportionately affect the State, resulting in lower income and employment growth than reflected in the current forecast. In addition, if the national and world economies grow more slowly than expected, demand for State goods and services would also be lower than projected, dampening employment and income growth relative to the forecast. In contrast, should the national and world economies grow faster than expected, a stronger upturn in stock prices, along with increased activity in mergers and acquisitions and IPOs is possible, resulting in higher wage growth than projected.

The State’s economic expansion is just starting to gain momentum, and forecasting at or near a business cycle turning point is fraught with risk. Moreover, the financial markets, which are so pivotal to the direction of the downstate economy, are currently in a state of extreme flux. In the wake of several high-profile scandals, the pace of both technological and regulatory change is as rapid as it has ever been. These circumstances compound even further the difficulty in projecting industry revenues and profits.

Many complex political, social and economic forces influence the State’s economy and finances, which may in turn affect the State Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions and events that are not subject to the State’s control. The State Financial Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. Notwithstanding the numerous initiatives that the State and its localities may take to encourage economic growth and achieve balanced budgets, reductions in federal spending could materially and adversely affect the financial condition and budget projections of the State and its localities.

Ratings

Standard & Poor’s, Moody’s and Fitch Ratings currently rate the State’s general obligation bonds AA, A1 and AA-, respectively.

On December 19, 2000, Standard & Poor’s revised its rating on the State’s general obligation bonds from A+ to AA and reaffirmed its stable outlook. On May 16, 2003, Standard & Poor’s revised its outlook on the State’s general obligation bonds from stable to negative. On September 21, 2004, Standard & Poor’s again revised its outlook on the State’s general obligation bonds from negative to stable. On February 16, 2005, Standard & Poor’s reaffirmed its AA rating and stable outlook on the State’s general obligation bonds. On November 9, 2004, Moody’s revised its rating on the State’s general obligation bonds from A2 to A1, and revised its outlook on the State’s general obligation bonds from stable to positive. On February 25, 2005, Moody’s reaffirmed its A1 rating and positive outlook on the State’s general obligation bonds. On June 5, 2003, Fitch Ratings revised its rating on the State’s general obligation bonds from AA to AA-. On February 28, 2005, Fitch Ratings reaffirmed its AA- rating on the State’s general obligation bonds.

New York City

The City, with a population of approximately 8,000,000, is an international center of business and culture. Its non-manufacturing economy is broadly based, with the banking and securities, life insurance, communications, publishing, fashion design, retailing and construction industries accounting for a significant portion of the City’s total employment earnings. Additionally, the City is a leading tourist destination. Manufacturing activity in the City is conducted primarily in apparel and printing.

Economic activity in the City has experienced periods of growth and recession and can be expected to experience periods of growth and recession in the future. It is assumed that the economic slowdown that began in 2001 as a result of the September 11 attacks, a national economic recession, and a downturn in the securities industry came to an end in 2004. The City assumes continued moderate growth in calendar year 2005. After increasing by 2.5% in 2003, total personal income for City residents is estimated to have increased in 2004. In 2002 and 2003, average annual employment in the City fell by approximately 108,600 and 51,800 jobs, respectively. In 2004, average annual employment in the City increased by 10,000 jobs. As of May 2005, total employment in the

City was approximately 3,582,600 compared to approximately 3,550,400 in May 2004, an increase of approximately 0.9%.

The Mayor is responsible for preparing the City’s financial plan, which relates to the City and certain entities that receive funds from the City, including the financial plan for the 2005 through 2008 fiscal years submitted to the State Financial Control Board (the “Control Board”) on June 29, 2004 (the “June 2004 Financial Plan”), and Modification No. 05-4 to the June 2004 Financial Plan and the financial plan for the 2006 through 2009 fiscal years submitted to the Control Board on July 6, 2005 (the “City Financial Plan”). The City’s projections set forth in the City Financial Plan are based on various assumptions and contingencies which are uncertain and which may not materialize. Such assumptions and contingencies include the condition of the regional and local economies, the provision of State and federal aid, the impact on City revenues and expenditures of any future federal or State policies affecting the City and cost of future labor settlements.

Implementation of the City Financial Plan is also dependent upon the City’s ability to market its securities successfully, as well as the securities of other financing entities, including the New York City Municipal Water Finance Authority (the “Water Authority”) which issues debt secured by water and sewer revenues. In addition, the City may issue revenue and tax anticipation notes to finance its seasonal working capital requirements. The success of projected public sales of City, Water Authority and other bonds and notes will be subject to prevailing market conditions. Future developments concerning the City and public discussion of such developments, as well as prevailing market conditions, may affect the market for outstanding City general obligation bonds and notes.

The 2005-09 Financial Plan

For the 2004 fiscal year, the City’s General Fund had an operating surplus of $1.928 billion, before discretionary transfers, and achieved balanced operating results in accordance with GAAP, after discretionary and other transfers. The 2004 fiscal year is the twenty-fourth consecutive year that the City has achieved balanced operating results when reported in accordance with GAAP.

On July 6, 2005, the City submitted the City Financial Plan to the Control Board. The City Financial Plan relates to the City and certain entities that receive funds from the City and reflects changes as a result of the City’s expense and capital budgets for the 2006 fiscal year which were adopted on June 30, 2005. The City Financial Plan projects revenues and expenditures for the 2005 and 2006 fiscal years balanced in accordance with GAAP, and projects gaps of $4.5 billion, $4.5 billion, and $3.9 billion in fiscal years 2007 through 2009, respectively, after implementation of a gap-closing program. A pattern of current year balance and projected subsequent year budget gaps has been consistent through the entire period since 1982, during which the City has achieved an excess of revenues of expenditures, before discretionary transfers, for each fiscal year.

The gap-closing actions set forth in the City Financial Plan include: (i) reduced agency expenditures or increased revenues totaling $402 million, $477 million, $318 million and $317 million in fiscal years 2005 through 2008, respectively; (ii) debt service savings of $10 million and $85 million in fiscal years 2005 and 2006, respectively; (iii) $85 million in fiscal year 2005 from the lease with the Port Authority of New York and New Jersey for LaGuardia and John F. Kennedy International Airports and taxi medallion sales; and (iv) State actions of $23 million, $317 million, $375 million and $443 million in fiscal years 2005 through 2008, respectively, and additional federal actions of $50 million in fiscal year 2006, which require the approval of the federal government. The City Financial Plan includes proposed discretionary transfers in fiscal year 2005 of $3.5 billion, reflecting early payment of debt service and other payments otherwise expected to be made in fiscal year 2006.

The City Financial Plan makes provisions for wage increases for all City employees other than uniformed employees for the 2002-2005 round of bargaining consistent with the settlement with District Council 37 of the American Federation of State, County and Municipal Employees. The City Financial Plan provides a collective bargaining reserve sufficient to pay contract settlements for all uniformed employees consistent with the recent award to the police represented by the Patrolmen’s Benevolent Association, including the productivity offsets contained therein. Any labor settlement in excess of such amount could result in substantial additional costs to the City. Each incremental one percent wage increase for the portion of the City’s workforce which does not yet have settled contracts for the 2002-2005 round of bargaining would cost approximately $135 million annually.

The City Financial Plan also reflects other proposed State assistance which requires the approval of the State government. The nature and extent of the impact on the City of the federal and State budgets, when adopted, are uncertain, and no assurance can be given that federal or State actions included in the federal and State adopted budgets may not have a significant adverse impact on the City’s budget and the City Financial Plan. Furthermore, the economic and financial condition of the City may be affected by various financial, social, economic, geo-political and/or other factors that could have a material effect on the City.

Special Considerations

The City Financial Plan is based on numerous assumptions, including the condition of the City’s and the region’s economies and the concomitant receipt of economically sensitive tax revenues in the amounts projected. In addition, other potential uncertainties and contingencies include the following: (i) the effects of the September 11 attacks on the City economy; (ii) the rate of wage increases; (iii) the realization of projected interest earnings for pension fund assets and current assumptions with respect to wages for City employees affecting the City’s required pension fund contributions; (iv) the willingness and ability of the State to provide the aid contemplated by the City Financial Plan and to take various other actions to assist the City; (v) the ability of the New York City Health and Hospitals Corporation and other such entities to maintain balanced budgets; (vi) the willingness of the federal government to provide the amount of federal aid contemplated in the City Financial Plan; (vii) the impact on City revenues and expenditures of federal and State welfare reform and any future legislation affecting Medicare or other entitlement programs; (viii) adoption of the City’s budget by the City Council in substantially the form submitted by the Mayor; (ix) the ability of the City to implement cost reduction initiatives, and the success with which the City controls expenditures; (x) the impact of conditions in the real estate market on real estate tax revenues; and (xi) the ability of the City and other financing entities to market their securities successfully in the public credit markets. The projections contained in the City Financial Plan may also be affected by the uncertainty relating to the State Financial Plan and to the U.S. economy, as a whole, as discussed above.

On September 11, 2001, two hijacked passenger jetliners flew into the World Trade Center, resulting in substantial loss of life, destruction of the World Trade Center and damage to other buildings in the vicinity. Trading on the major New York stock exchanges was suspended until September 17, 2001, and business in the financial district was interrupted. Recovery, clean up and repair efforts have resulted in substantial expenditures. The City Financial Plan assumes that the City’s costs relating to September 11 will be paid in substantial part from federal aid and funds provided by the Transitional Finance Authority (“TFA”). The City has been largely reimbursed by the federal government for all of its direct costs for response and remediation of the World Trade Center site. The City also expects to receive federal funds for the costs of economic revitalization. The federal government has committed $21.4 billion for disaster assistance for New York, including disaster recovery and related activities, increased security and reconstruction of infrastructure and public facilities. Included in the $21.4 billion is $15.5 billion of appropriations for costs such as cleanup, economic development, job training, transit improvements, road reconstruction and grants to residents and businesses in lower Manhattan. It also includes approximately $5.5 billion allocated for redevelopment incentives for businesses located in the Liberty Zone (the area surrounding the World Trade Center site). In addition, the State authorized the TFA to have outstanding $2.5 billion of bonds and notes to pay costs related to or arising from the September 11 attacks, of which the TFA currently has outstanding approximately $2 billion. It is currently not possible to quantify the long-term adverse impact of the September 11 attacks on the City and its economy, any offsetting economic benefits that may result from recovery and rebuilding activities, or the amount of additional resources from federal, State, City and other sources that will be required.

Although the City has maintained balanced budgets in each of its last twenty-four fiscal years, there can be no assurance that the gap-closing actions proposed in the City Financial Plan can be successfully implemented or that the City will maintain a balanced budget in future years without additional State aid, revenue increases or expenditure reductions. Additional tax increases and reductions in essential City services could adversely affect the City’s economic base.

Finally, the sluggish pace of the current economic recovery at the national level does not bode well for a timely turnaround in the City’s economy. Coming out of past recessions, the City has typically lagged the nation’s recovery. This is largely due to the fact that the City’s economy does not gain much from the recovery in manufacturing that takes hold in the early phase of the up cycle, as well as the fact that demand for the City’s service sectors only picks up when a recovery is firmly in place. The current recovery cycle is not expected to be any different and could adversely affect the City’s economy.

Ratings

Standard & Poor’s, Moody’s and Fitch Ratings currently rate the City’s outstanding general obligation bonds A+, A1 and A+, respectively.

On May 27, 2003, Standard & Poor’s revised its outlook from negative to stable on the City’s general obligation bonds. On May 17, 2005, Standard & Poor’s revised its rating on the City’s general obligation bonds from A to A+. On July 11, 2005, Standard & Poor’s reaffirmed its A+ rating and stable outlook on the City’s general obligation bonds. On January 25, 2005, Moody’s revised its outlook from positive to stable on the City’s general obligation bonds. On April 4, 2005, Moody’s revised its rating on the City’s general obligation bonds from A2 to A1. On July 11, 2005, Moody’s reaffirmed its A1 rating and stable outlook on the City’s general obligation bonds. On April 8, 2005, Fitch Ratings reaffirmed its A+ rating and stable outlook on the City’s general obligation bonds.

Litigation

A number of court actions have been brought involving State finances that could ultimately result in costs to the State Financial Plan. The court actions in which the State is a defendant generally involve State programs and miscellaneous tort, real property, and contract claims. The most significant case is Campaign for Fiscal Equity v. State of New York, in which the State Court of Appeals directed the State to implement a remedy by July 30, 2004, that ensures all children in New York City have the opportunity to receive a sound basic education. In August 2004, the State Supreme Court directed a panel of three referees to report and make recommendations on the measures the State has taken to bring its school financing system into constitutional compliance with respect to New York City schools. On November 30, 2004, the panel issued its report and recommendations. It recommended that the Supreme Court direct the State to pay New York City schools a total of $14.08 billion over the next four years in additional funding and $9.179 billion over the next five years for capital improvements. On March 15, 2005, the Supreme Court, New York County, issued an order confirming the panel’s report and recommendations and directing the State to take all steps necessary to provide additional funding for New York City schools in the amounts of $1.41 billion in 2005-06, $2.82 billion in 2006-07, $4.22 billion in 2007-08 and $5.63 billion in 2008-09. The Court also directed the State to take all steps necessary to provide additional capital funding in the amount of $1.836 billion annually over the next five years. The State has appealed from the March 15, 2005, order to the Appellate Division, First Department and the trial court’s decision was stayed pending resolution of the appeal. On May 3, 2005, the First Department denied the plaintiffs’ motion to lift the automatic stay.

The State’s finances may also be affected by adverse rulings released to further collective bargaining agreements with State employee unions and federal disallowances or other federal actions. Other significant litigation includes ongoing claims by several Indian Nations alleging wrongful possession of lands by the State and several counties, as well as claims involving the adequacy of shelter allowances for families on public assistance. In addition, ongoing litigation challenging the proceeds from the conversion of Empire Blue Cross/Blue Shield from a not-for-profit corporation to a for-profit corporation may result in a loss of resources in the General Fund. Pursuant to a court order the State Comptroller is currently holding all proceeds in escrow until a judgment is rendered. Adverse developments in the legal proceedings described above, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could affect the ability of the State to maintain balanced State Financial Plan. The State believes that the proposed State Financial Plan includes sufficient reserves to offset the costs associated with payment of judgments that may be required during the 2004-05 fiscal year. There can be no assurance, however, that adverse decisions in legal proceedings against the State would not exceed the amount of all potential State Financial Plan resources available for the payment of judgments, and could adversely affect the ability of the State to maintain balanced State Financial Plan.

The City has estimated that its potential future liability on account of outstanding claims against it as of June 30, 2004, amounted to approximately $4.4 billion. While the ultimate outcome and fiscal impact, if any, on the

City of these outstanding claims are not currently predictable, adverse determinations on certain of them may have a material adverse effect upon the City’s ability to carry out the City Financial Plan.

Pennsylvania Trust

Potential purchasers of Units of the Pennsylvania Trust should consider the fact that the Trust’s portfolio consists primarily of securities issued by the Commonwealth of Pennsylvania (the “Commonwealth”), its municipalities and authorities and should realize the substantial risks associated with an investment in such securities. The following information is a brief summary of factors affecting the economy of the Commonwealth and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon one or more publicly available offering statements relating to debt offerings of the Commonwealth, the latest of which is dated May 24, 2005. The Sponsor has not independently verified the information. The creditworthiness of obligations issued by local Pennsylvania issuers may be unrelated to the creditworthiness of obligations issued by the Commonwealth, and there is no responsibility on the part of the Commonwealth to make payments on such local obligations.

General Economic Conditions

A rebounding national economy that exceeded preliminary estimates for growth resulted in Commonwealth revenues exceeding the budget estimate for fiscal year 2004. As a result, the General Fund of the Commonwealth (the principal operating fund of the Commonwealth) was able to have an unappropriated surplus of $76.7 million, as of June 30, 2004, following a transfer of $190 million to the Budget Stabilization Reserve Fund (an emergency fund of the Commonwealth).

The Commonwealth’s economy historically has been dependent upon heavy industry, but has diversified recently into various services, particularly into medical and health services, education and financial services. Agricultural industries continue to be an important part of the economy, including not only the production of diversified food and livestock products, but substantial economic activity in agribusiness and food-related industries. Service industries currently employ the greatest share of nonagricultural workers, followed by the categories of trade and manufacturing. Future economic difficulties in any of these industries could have an adverse impact on the finances of the Commonwealth or its municipalities and could adversely affect the market value of the Bonds in the Pennsylvania Trust or the ability of the respective obligors to make payments of interest and principal due on such Bonds.

Indebtedness

General Obligation Bonds. As of June 30, 2004, the Commonwealth had approximately $6.9 billion aggregate amount of its general obligation bonds outstanding. Although there can be no assurance that such conditions will continue, the Commonwealth’s general obligation bonds are currently rated AA with stable outlook by Standard & Poor’s, Aa2 by Moody’s and AA by Fitch Ratings.

City of Philadelphia/PICA. The Pennsylvania Intergovernmental Cooperation Authority (“PICA”) was created by Commonwealth legislation in 1991 to assist the City of Philadelphia in remedying its fiscal emergencies. PICA has issued special tax revenue bonds on behalf of the City to cover budget shortfalls, to eliminate projected deficits and to fund capital spending. PICA also makes factual findings and recommendations to the City concerning its budgetary and fiscal affairs. The City is currently operating under the five year plan approved by PICA on December 21, 2004. PICA’s power to issue further bonds to finance capital projects expired on December 31, 1994. PICA’s power to issue bonds to finance cash flow deficits expired on December 31, 1995, but its authority to refund outstanding debt is unrestricted. PICA had approximately $770.7 million in special tax revenue bonds outstanding as of June 30, 2004. Neither the taxing power not the credit of the Commonwealth is pledged to pay debt service on PICA’s bonds.

Other Government Authorities and Organizations. Certain Local Government Authorities and Commonwealth agencies and authorities issue debt obligations for which the General Fund has no liability. The debt of these issuers is funded by assets of, or revenues derived from, the various projects financed or the particular issuer and is not a statutory or moral obligation of the Commonwealth.

Guam, Puerto Rico and the United States Virgin Islands. The Pennsylvania Trust may purchase bonds issued by certain Guam, Puerto Rico and the United States Virgin Islands government authorities or organizations, in view of the tax-exempt status of those bonds under Pennsylvania law. (See the section entitled “Pennsylvania Taxes” for a more complete description of the tax-exempt status of such bonds.) Those bonds involve separate credit considerations that are not discussed in this Risk Factors section.

Pending Litigation

Certain litigation is pending against the Commonwealth that could adversely affect the ability of the Commonwealth to pay debt service on its obligations, including, as of December 8, 2004, suits relating to the following matters:

(i)  In 1987, the Pennsylvania Supreme Court held the statutory scheme for county funding of the judicial system to be in conflict with the Pennsylvania Constitution, but it stayed its judgment to permit enactment by the legislature of funding legislation consistent with the opinion. The Court appointed a special master to submit a plan for implementation and the special master recommended a four-phase transition to state funding of a unified judicial system, during each of which specified court employees would transfer into the state payroll system. Phase 1, involving the transfer of approximately 165 county-level court administrators, was implemented in legislation enacted in 1999. The remainder of the recommendation for later phases remains pending before the Pennsylvania Supreme Court.

(ii)  In March 1998, certain Philadelphia residents, the School District of Philadelphia and others brought suit in the United States District Court for the Eastern District of Pennsylvania against the Governor, the Secretary of Education and others alleging that the Commonwealth’s system for funding public schools has the effect of discriminating on the basis of race and violates Title VI of the Civil Rights Act of 1964. The district court dismissed the complaint, but in August 1999 the Third Circuit Court of Appeals reversed and remanded for further proceedings. On June 23, 2000, by agreement of the parties, the district court stayed all proceedings and placed the case in civil suspense. The U.S. Supreme Court and the U.S. Court of Appeals for the Third Circuit have decided other cases that imply that the claims now presented by the plaintiffs cannot proceed as pled. As a result, the plaintiff’s claims do not appear to present a viable claim in their current form. However, no party has taken action to lift the stay. Based on statements made in 2001, the defendants anticipate that one or more of the plaintiffs may seek to amend the complaint in an effort to state a claim for intentional discrimination under Title VI of the Civil Rights Act. On September 28, 2004, it was ordered that the stay could continue through April of 2005.

(iii)  PPG Industries has challenged the constitutionality of the manufacturing exemption from the capital stock/franchise tax insofar as it limits the exemption for headquarters property and payroll only to headquarters property and payroll attributable to manufacturing in Pennsylvania. On November 30, 2001, the Pennsylvania Supreme Court held that this limitation discriminates against interstate commerce and ordered the limitation to be eliminated from the capital stock/franchise tax. The Court also directed that the Commonwealth provide a retrospective remedy to taxpayers to include (1) refunds for taxpayers who suffered the discrimination, (2) additional assessments against taxpayers who benefited from the unlawful limitation, or (3) some combination of the two, provided that the remedy does not discriminate against interstate commerce. The General Assembly has enacted legislation that presumptively cures the constitutional problem beginning after January 1, 1999. Such legislation has no effect on the years involved in the litigation. PPG filed a petition for reconsideration which was denied on February 1, 2002. The retrospective remedy announced by the Commonwealth on April 29, 2002, appears to be revenue neutral for in-state manufacturers. However, out-of-state manufacturers have appealed, and those appeals remain pending. Most of the appeals have been resolved through settlement, and, according to the Commonwealth, the cases that remain open will probably be successfully resolved through settlement without significant fiscal impact.

(iv)  Unisys Corporation and numerous other taxpayers challenged the three-factor apportionment formula used for the apportionment of capital stock value in the Pennsylvania franchise tax. In a decision issued in

March 1999, the Commonwealth Court held for the taxpayer on statutory grounds, but denied its constitutional claims. Both the Commonwealth and the taxpayer have appealed to the Pennsylvania Supreme Court, which held oral argument in December 2000. On October 25, 2002, the court issued a decision reversing the holding of the Commonwealth Court and upholding the Commonwealth’s statutory apportionment formula. Unisys filed a petition for certiorari to the U.S. Supreme Court, which was denied. This decision has very limited applicability to the numerous cases pending which raise the identical issue and which collectively involve undetermined but significant dollars.

(v)  Twenty or more insurance companies have challenged the Department of Revenue’s application of portions of the Life and Health Guarantee Association Act of 1982. The Act establishes a funding mechanism to fulfill defaulted obligations under life and health insurance policies and annuity contracts to insured Pennsylvania residents. Insurance companies are assessed to provide the funds due to Pennsylvania residents insured from other insurance companies that have become insolvent or are otherwise in default. A provision in the Act allows assessed insurance companies to claim a credit for these assessments against their Pennsylvania gross premiums tax liability. Life and health insurance premiums have always been subject to the premium tax and there is no dispute that companies may claim credit for life and health assessments. Annuity considerations, however, were taxed for approximately a three-year period, 1992-1995. Some annuity considerations were subject to tax, others were not. The Department of Revenue ultimately decided to allow credits for assessments paid on taxable annuity considerations, but not for assessments paid on non-taxable annuities. The insurance companies want the credit for assessments paid on all annuities, both during the period that annuities were taxed and going forward. Settlement negotiations continue and the matter is also being prepared for litigation. Estimates of refund potential range from $50 million to $300 million.

(vi)   Duquesne Light Co. has appealed several years of capital stock tax, corporate net income tax and gross receipts tax. There is over $100 million in total disputed taxes involving a variety of issues. Currently, these matters are the subject of discussions between the parties as to how they might be resolved.

TAXES

This is a general discussion of some of the income tax consequences of the ownership of the Units. It applies only to investors who hold the Units as capital assets. It does not discuss rules that apply to investors subject to special tax treatment, such as securities dealers, financial institutions, insurance companies, tax-exempt organizations or anyone who holds the Units as part of a hedge or straddle.

The Bonds

In the opinions of bond counsel delivered on the dates the Bonds were issued (or in opinions to be delivered, in the case of when issued Bonds), the interest on the Bonds is excludable from gross income for regular federal income tax purposes under the law in effect at that time (except in certain circumstances because of the identity of the holder). However, interest on the Bonds may be subject to state and local taxes. The Sponsor and Paul, Hastings, Janofsky & Walker LLP have not made and will not make any review of the procedures for the issuance of the Bonds or the basis for these opinions.

In the opinions of bond counsel referred to above, none of the interest received on the Bonds at the time of issuance is subject to the alternative minimum tax for individuals. However, the interest is includible in the calculation of a corporation’s alternative minimum tax.

In the case of certain Bonds, the opinions of bond counsel indicate that interest received by a substantial user of the facilities financed with proceeds of the Bonds, or persons related thereto, will not be exempt from regular federal income tax, although interest on those Bonds received by others generally would be exempt. The term substantial user includes only a person whose gross revenue derived with respect to the facilities financed by the issuance of the Bonds is more than 5% of the total revenue derived by all users of those facilities, or who occupies more than 5% of the usable areas of those facilities or for whom those facilities or a part thereof were specifically constructed, reconstructed or acquired. Related persons are defined to include certain related natural persons, affiliated corporations, partners and partnerships. Similar rules may be applicable for state tax purposes.

The opinions of bond counsel are limited to the law existing at the time the Bonds were issued, and may not apply to the extent that future changes in law, regulations or interpretations affect such Bonds. Interest on some or all of the Bonds may become subject to regular federal income tax, perhaps retroactively to their dates of issuance, as a result of possible changes in federal law or as a result of the failure of issuers (or other users of the proceeds of the bonds) to comply with certain ongoing requirements. Failure to meet these requirements could cause the interest on the Bonds to become taxable, thereby reducing the value of the Bonds, subjecting holders of the Bonds to unanticipated tax liabilities and possibly requiring the Trustee to sell the Bonds at reduced values.

The Sponsor and Paul, Hastings, Janofsky & Walker LLP have not made any investigation as to the current or future owners or users of the facilities financed by the Bonds, the amount of such persons’ outstanding tax- exempt private activity bonds, or the facilities themselves, and it is not possible to give any assurance that future events will not affect the tax-exempt status of the Bonds.

From time to time Congress considers proposals to tax the interest on state and local obligations such as the Bonds and it can be expected that similar proposals, including proposals for a flat tax or consumption tax, may be introduced in the future. The Supreme Court has concluded that the U.S. Constitution does not prohibit Congress from passing a nondiscriminatory tax on interest on state and local obligations. This type of legislation, if enacted, could adversely affect an investment in Units. The decision does not, however, affect the current exemption from taxation of the interest earned on the Bonds in the Trust.

Legislation passed in 2003 instituted lower personal income and capital gain tax rates under federal law. Under lower personal income tax rates on interest income, the benefit of the tax-exempt status of the Bonds held by the Trusts is relatively less than the benefit that would exist under higher tax rates. Investors should be aware of this change in tax rates given that the interest rates on the Bonds generally are lower than the pre-tax interest rates on similar taxable bonds.

Investors should consult their tax advisors for advice with respect to the effect of these provisions on their particular tax situation.

The Trust

In the opinion of Paul, Hastings, Janofsky & Walker LLP, special counsel for the Sponsor, under existing law as of the date of this Prospectus:

The Trusts are not associations taxable as corporations for federal income tax purposes, and the interest on the Bonds that is excludable from federal gross income when received by the Trusts will be excludable from the federal gross income of the Holders. Any proceeds paid under the insurance policies described above issued to the Trusts with respect to the Bonds and any proceeds paid under individual policies obtained by issuers of Bonds or other parties that represent maturing interest on defaulted obligations held by the Trusts will be excludable from federal gross income to the same extent as such interest would have been excludable if paid in the normal course by the issuer of the defaulted obligations.

Each Holder will be considered the owner of a pro rata portion of the Bonds and any other assets held in the Trust under the grantor trust rules of the Code. Each Holder will be considered to have received its pro rata share of income from Bonds held by the Trust on receipt by the Trust (or earlier accrual, depending on the Holder’s method of accounting and depending on the existence of any original issue discount on the Bonds), and each Holder will have a taxable event when an underlying Bond is disposed of (whether by sale, redemption, or payment at maturity) or when the Holder sells, exchanges or redeems its Units.

The opinion of Paul, Hastings, Janofsky & Walker LLP, which is set forth above, as to the tax status of the Trusts is not affected by the provision of the Trust Agreement that authorizes the acquisition of Replacement Bonds or by the implementation of the option automatically to reinvest principal and interest distributions from the Trusts pursuant to the Reinvestment Programs, described under “Reinvestment Programs” in this Part B. However, reinvestment does not avoid a taxable event that otherwise occurs.

Other Tax Issues

The Trust may contain Bonds issued with original issue discount. Holders are required to accrue tax-exempt original issue discount by using the constant interest method provided for the holders of taxable obligations and to increase the basis of a tax-exempt obligation by the amount of any accrued tax-exempt original issue discount. These provisions are applicable to obligations issued after September 3, 1982, and acquired after March 1, 1984. The Trust’s tax basis (and the Holder’s tax basis) in a Bond is increased by any tax-exempt accrued original issue discount. For Bonds issued after June 9, 1980, that are redeemed prior to maturity, the difference between the Trust’s basis, as adjusted, and the amount received will be taxable gain or loss to the Holders.

Holders should consult their own tax advisors with respect to the state and local tax consequences of owning original issue discount bonds. It is possible that in determining state and local taxes, interest on tax-exempt bonds issued with original issue discount may be deemed to be received in the year of accrual even though there is no corresponding cash payment.

The total cost of a Unit to a Holder, including sales charge, is allocated among the Bonds held in the Trust (in proportion to the values of each Bond) in order to determine the Holder’s per Unit tax basis for each Bond. The tax basis reduction requirements of the Code relating to amortization of bond premium discussed below will apply separately to the per Unit cost of each such Bond.

A Holder will be considered to have purchased its pro rata interest in a Bond at a premium when it acquires a Unit if its tax cost for its pro rata interest in the Bond exceeds its pro rata interest in the Bond’s face amount (or the issue price plus accrued original issue discount of an original issue discount bond). The Holder will be required to amortize any premium over the period remaining before the maturity or call date of the Bond. Amortization of premium on a Bond will reduce a Holder’s tax basis for its pro rata interest in the Bond, but will not result in any deduction from the Holder’s income. Thus, for example, a Holder who purchases a Unit at a price that results in a Bond premium and resells it at the same price will recognize taxable gain equal to the portion of the premium that was amortized during the period the Holder is considered to have held such interest.

Bond premium must be amortized under the method the Holder regularly employs for amortizing bond premium (assuming such method is reasonable). With respect to a callable bond, the premium must be computed with respect to the call price and be amortized to the first call date (and successively to later call dates based on the call prices for those dates).

Gain or loss realized on a sale, maturity or redemption of the Bonds or on a sale or redemption of a Unit is includible in gross income for federal, state and local income tax purposes. That gain or loss will be capital gain or loss, assuming that the Unit is held as a capital asset, except for any accrued interest, accrued original issue discount or accrued market discount. When a Bond is sold by the Trust, taxable gain or loss will be realized by the Holder equal the difference between (i) the amount received (excluding the portion representing accrued interest) and (ii) the adjusted basis (including any accrued original issue discount). Taxable gain or loss will also result if a Unit is sold or redeemed for an amount different from its adjusted basis to the Holder. The amount received when a Unit is sold or redeemed is allocated among all the Bonds in the Trust in the same manner if the Trust had disposed of the Bonds, and the Holder may exclude accrued interest, including any accrued original issue discount, but not amounts attributable to market discount. The return of a Holder’s tax basis is otherwise a tax-free return of capital.

A Holder may acquire its Units or the Trust may acquire Bonds at a price that represents a market discount for the Bonds. Bonds purchased at a market discount tend to increase in market value as they approach maturity, when the principal amount is payable, thus increasing the potential for taxable gain (or reducing the potential for loss) on their redemption, maturity or sale. Gain on the disposition of a Bond purchased at a market discount generally will be treated as taxable ordinary income, rather than capital gain, to the extent of any accrued market discount.

Long-term capital gains realized by non-corporate Holders (with respect to Units and Bonds held for more than one year) will be taxed at a maximum federal income tax rate of 15% (5% if the non-corporate Holder is, and would be after accounting for such gains, eligible for the 10% or 15% tax bracket for ordinary income), while ordinary income and short-term capital gains received by non-corporate Holders will be taxed at a maximum federal income tax rate of 35%. The deductibility of capital losses is limited to the amount of capital gain; in addition, up to $3,000 of capital losses of non-corporate Holders ($1,500 in the case of married individuals filing separate returns) may be deducted against ordinary income. Since the proceeds from the sale of Bonds, under certain circumstances, may not be distributed pro-rata, a Holder’s taxable income or gain for any year may exceed its actual cash distributions in that year.

If the Trust purchases any units of a previously issued unit investment trust series, based on the opinion of counsel with respect to such series, the Trust’s pro rata ownership interest in the bonds of such series (or any previously issued series) will be treated as though it were owned directly by the Trust.

Among other things, the Code provides for the following: (1) interest on certain private activity bonds is an item of tax preference included in the calculation of alternative minimum tax, however, bond counsel has opined that none of the Bonds in the Trust are covered by this provision; (2) 75% of the amount by which adjusted current earnings (including interest on all tax-exempt bonds) exceed alternative minimum taxable income, as modified for this calculation, will be included in corporate alternative minimum taxable income; (3) subject to certain exceptions, no financial institution is allowed a deduction for interest expense allocable to tax-exempt interest on bonds acquired after August 7, 1986; (4) the amount of the deduction allowed to property and casualty insurance companies for underwriting loss is decreased by an amount determined with regard to tax-exempt interest income and the deductible portion of dividends received by such companies; (5) an issuer must meet certain requirements on a continuing basis in order for interest on a bond to be tax-exempt, with failure to meet such requirements resulting in the loss of tax exemption; and (6) the branch profits tax on U.S. branches of foreign corporations may have the effect of taxing a U.S. branch of a foreign corporation on the interest on bonds otherwise exempt from tax.

The Code provides that a portion of social security benefits is includible in taxable income for taxpayers whose “modified adjusted gross income” combined with a portion of their social security benefits exceeds a base amount. The base amount is $32,000 for a married couple filing a joint return, zero for married persons filing separate returns and not living apart at all times during the year, and $25,000 for all others. Interest on tax-exempt bonds is added to adjusted gross income for purposes of determining whether an individual’s income exceeds this base amount.

Certain S corporations, with accumulated earnings and profits from years in which they were subject to regular corporate tax, may be subject to tax on tax-exempt interest.

If borrowed funds are used by a Holder to purchase or carry Units of the Trust, interest on such indebtedness will not be deductible for federal income tax purposes. Fees and expenses of the Trust will also not be deductible. Under rules used by the Internal Revenue Service, the purchase of Units may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of Units. Similar rules are applicable for purposes of state and local taxation.

After the end of each calendar year, the Trustee will furnish to each Holder an annual statement containing information relating to the interest received by the Trust on the Bonds, the gross proceeds received by the Trust from the disposition of any Bond (resulting from redemption or payment at maturity of any Bond or the sale by the Trust of any Bond), and the fees and expenses paid by the Trust. The Trustee will also furnish annual information returns to each Holder and to the Internal Revenue Service. Holders are required to report to the Internal Revenue Service the amount of tax-exempt interest received during the year.

The description of federal tax consequences applies separately for each State Trust and Umbrella Series. Below is a description of certain state and local tax consequences for residents of the state and locality for which such State Trust is named.

California Trust

In the opinion of Paul, Hastings, Janofsky & Walker LLP, special California tax counsel under existing law:

•

The California Trust will not be treated as an association taxable as a corporation. Accordingly, interest on Bonds received by the California Trust that is exempt from personal income taxes imposed by or under the authority of the State of California will be treated for California income tax purposes in the same manner as if received directly by the Holders.

•	Each Holder of the California Trust will recognize gain or loss when the California Trust disposes of a Bond (whether by sale, exchange, redemption or payment at maturity) or upon the Holder’s sale or other disposition of a Unit. The amount of gain or loss for California income tax purposes will generally be calculated pursuant to the Internal Revenue Code, certain provisions of which are incorporated by reference under California law.

Florida Trust

On the Date of Deposit for each Florida Trust, Messrs. Carlton Fields, P.A., special Florida counsel on Florida tax matters, rendered an opinion, under then existing law substantially to the effect that:

•	The Florida Trust will not be subject to the Florida income tax imposed by Chapter 220 so long as the Florida Trust transacts no business in Florida or has no income subject to federal income taxation. In addition, political subdivisions of Florida do not impose any income taxes.

•	Non-Corporate Holders will not be subject to any Florida income taxation on income realized by the Florida Trust. Corporate Holders with commercial domiciles in Florida will be subject to Florida income taxation on income realized by the Trust. Other corporate Holders will be subject to Florida income taxation on income realized by the Florida Trust only to the extent that the income realized is other than “non-business income” as defined by Chapter 220.

•	Florida Trust Units will be subject to Florida estate tax if owned by Florida residents and may be subject to Florida estate tax if owned by other decedents at death. However, the Florida estate tax is limited to the amount of the credit allowable under the applicable Federal Revenue Act (currently Section 2011 [and in some cases Section 2102] of the Internal Revenue Code of 1986, as amended) for death taxes actually paid to the several states.

•	Neither the Bonds nor the Units will be subject to the Florida ad valorem property tax or the Florida sales or use tax.

•	Neither the Florida Trust nor the Units of the Florida Trust will be subject to Florida intangible personal property tax.

Maryland Trust

Messrs. Venable, Baetjer and Howard acted as special Maryland counsel to Maryland Trust 75 and all prior Maryland Trusts. Messrs. Weinberg & Green, now Saul Ewing LLP, acted as special Maryland counsel to Maryland Trust 76 and all subsequent Maryland Trusts. On the Date of Deposit for each Maryland Trust, the respective counsel to the Trusts rendered an opinion for Maryland State and local income tax purposes and under then existing law. In the opinion of Messrs. Saul Ewing LLP, under applicable existing Maryland law:

•	The Maryland Trust will not be treated as an association taxable as a corporation and the income of the Maryland Trust will be treated as the income of the Holders. The Maryland Trust is not a “financial institution” subject to the Maryland Franchise Tax measured by net earnings. The Maryland Trust is not subject to Maryland property taxes imposed on the intangible personal property of certain corporations.

•

Except as described below in the case of interest paid on private activity bonds constituting a tax preference for federal income tax purposes, a Holder will not be required to include such Holder’s pro-rata share of the earnings of, or distributions from, the Maryland Trust in such Holder’s Maryland taxable income to the extent that such earnings or distributions represent interest excludable from gross income for federal income tax purposes received by the Maryland Trust on obligations of the State of Maryland, the Government of Puerto Rico, or the Government of Guam, or the Government of the United States Virgin

Islands and their respective political subdivisions and authorities. Interest on bonds is not subject to the Maryland Franchise Tax imposed on “financial institutions” and measured by net earnings.

•	In the case of taxpayers who are individuals, Maryland presently imposes an income tax on items of tax preference with reference to such items as defined in the Internal Revenue Code, as amended, for purposes of calculating the federal alternative minimum tax. Interest paid on certain private activity bonds is a preference item for purposes of calculating the federal alternative minimum tax. Accordingly, if the Maryland Trust holds such bonds, 50% of the interest on such bonds in excess of a threshold amount is taxable by Maryland.

•	A Holder will recognize taxable gain or loss, except in the case of an individual Holder who is not a Maryland resident, when the Holder disposes of all or part of such Holder’s pro-rata portion of the Bonds in the Maryland Trust. A Holder will be considered to have disposed of all or part of such Holder’s pro-rata portion of each Bond when the Holder sells or redeems all or some of such Holder’s Units. A Holder will also be considered to have disposed of all or part of such Holder’s pro-rata portion of a Bond when all or part of the Bond is disposed of by the Maryland Trust or is redeemed or paid at maturity. Gain included in the gross income of Holders for federal income tax purposes is, however, subtracted from income for Maryland income tax purposes to the extent that the gain is derived from the disposition of Bonds issued by the State of Maryland and its political subdivisions. Profits realized on the sale or exchange of Debt Obligations are not subject to the Maryland Franchise Tax imposed on “financial institutions” and measured by net earnings.

•	Units of the Maryland Trust will be subject to Maryland inheritance and estate tax only if held by Maryland residents.

•	Neither the Debt Obligations nor the Units will be subject to Maryland personal property tax.

•	The sales of Units in Maryland or the holding of Units in Maryland will not be subject to Maryland Sales or Use Tax.

Massachusetts Trust

In the opinion of Masterman, Culbert & Tully LLP, Boston, Massachusetts, special counsel on Massachusetts tax matters, under existing Massachusetts law and regulations:

•	For Massachusetts income tax purposes, the Massachusetts Trust will be classified as a fixed investment trust under Massachusetts regulations and, therefore, will not be subject as an entity to Massachusetts income taxation.

•	Holders who are subject to Massachusetts personal income taxation will not be required to include their share of the earnings of the Massachusetts Trust in their Massachusetts gross income to the extent that such earnings represent interest received by the Massachusetts Trust on obligations issued by Massachusetts, its political subdivisions or their agencies or instrumentalities the interest on which is exempt from taxation under Massachusetts law, and on obligations issued by the Government of Puerto Rico, the Government of the United States Virgin Islands or the Government of Guam.

•	Gains and losses of the Massachusetts Trust, to the extent included in the federal gross income of Holders who are subject to Massachusetts personal income taxation, will be included as gains and losses in the Holders’ Massachusetts gross income, except those gains and losses attributable to obligations held by the Massachusetts Trust which are issued pursuant to statutes specifically exempting gains from Massachusetts income taxation.

•

Holders who are subject to Massachusetts personal income taxation will include gains and losses realized upon the sale, redemption or other disposition of Units of the Massachusetts Trust in their Massachusetts gross income to the extent included in the federal gross income of the Holders, except those gains and losses attributable to obligations held by the Massachusetts Trust which are issued pursuant to statutes specifically exempting gains from Massachusetts income taxation,

•	Distributions to Holders who are subject to Massachusetts personal income taxation will be subject to income taxation only to the extent provided in paragraphs numbered 2, 3 and 4 above.

The opinions expressed above apply only to Holders who are individuals. In addition, these opinions (i) assume that the Massachusetts Trust is classified as a trust, commonly known as a fixed investment trust, within the meaning of Section 301-7701-4(c) of Title 26 of the Code of Federal Regulations and (ii) are subject to the opinion of Paul, Hastings, Janofsky & Walker LLP that the Massachusetts Trust is not an association taxable as a corporation for federal income tax purpose and will be treated as a grantor trust for federal income tax purposes.

New Jersey Trust

In the opinion of Messrs. Drinker Biddle & Reath LLP, special New Jersey counsel on New Jersey tax matters, under existing law:

•	The proposed activities of the New Jersey Trust will not cause it to be subject to the New Jersey Corporation Business Tax Act.

•	The income of the New Jersey Trust will be treated as the income of individuals, estates and trusts who are the Holders of Units of the New Jersey Trust for purposes of the New Jersey Gross Income Tax Act and interest which is exempt from tax under the New Jersey Gross Income Tax Act when received by the New Jersey Trust will retain its status as tax-exempt in the hands of such Holders. Gains arising from the sale or redemption by a Holder of his Units or from the sale, exchange, redemption, or payment at maturity of a Bond by the New Jersey Trust are exempt from taxation under the New Jersey Gross Income Tax Act (P.L. 1976 c. 47), as enacted and construed on the date hereof, to the extent such gains are attributable to Bonds, the interest on which is exempt from tax under the New Jersey Gross Income Tax Act. Any loss realized on such disposition may not be utilized to offset gains realized by such Unit Holder on the disposition of assets the gain on which is subject to the New Jersey Gross Income Tax Act.

•	Units of the New Jersey Trust may be subject, in the estates of New Jersey residents, to taxation under the Transfer Inheritance Tax Law of the State of New Jersey.

New York Trust

In the opinion of Paul, Hastings, Janofsky & Walker LLP, special New York counsel on New York tax matters for the Sponsor, under existing New York law:

•	Under the income tax laws of the State and City of New York, the Trust is not an association taxable as a corporation and income received by the Trust will be treated as the income of the Holders in the same manner as for federal income tax purposes. Accordingly, each Holder will be considered to have received the interest on its pro rata portion of each Bond when interest on the Bond is received by the Trust (or on earlier accrual, depending on the Holder’s method of accounting and depending on the existence of any original issue discount). A non-corporate Holder who is a New York State (and City) resident will be subject to New York State (and City) personal income taxes on any gain or market discount income recognized when it disposes of all or part of its pro rata portion of a Bond. A non-corporate Holder who is not a New York State resident will not be subject to New York State or City personal income taxes on any gain or market discount income recognized when it disposes of all or part of its pro rata portion of a Bond unless such Units are attributable to a business, trade, profession or occupation carried on in New York. A New York State (and City) resident should determine its tax basis for its pro rata portion of each Bond for New York State (and City) income tax purposes in the same manner as for federal income tax purposes. Interest income on, as well as any gain recognized on the disposition of, a Holder’s pro rata portion of the Bonds is generally not excludable from income in computing New York State and City franchise taxes on corporations or financial institutions.

Pennsylvania Trust

Under current law, Messrs. Drinker Biddle & Reath LLP, special Pennsylvania counsel on Pennsylvania tax matters, is of the opinion that:

•	Income received by a Holder attributable to interest realized by the Pennsylvania Trust from bonds issued by the Commonwealth of Pennsylvania, any public authority, commission, board or other agency created by the Commonwealth of Pennsylvania or any public authority created by any such political subdivision (“Pennsylvania Bonds”), bonds or other obligations issued by the Government of Guam or by its authority, bonds issued by the Government of Puerto Rico or by its authority and bonds issued by the Government of the United States Virgin Islands or by a municipality thereof (collectively, “Possession Bonds”) is not taxable to individuals, estates or trusts under the Personal Income Tax imposed by Article III of the Tax Reform Code of 1971; to corporations under the Corporate Net Income Tax imposed by Article IV of the Tax Reform Code of 1971; nor to individuals under the Philadelphia School District Net Income Tax (“School District Tax”) imposed on Philadelphia resident individuals under the authority of the Act of August 9, 1963, P.L. 640.

•	Income received by a Holder attributable to gain on the sale or other disposition by the Pennsylvania Trust of Pennsylvania Bonds and Possession Bonds will be taxable under the Personal Income Tax, the Corporate Net Income Tax and the School District Tax, except that income attributable to gain on such sales or other dispositions attributable to such investments held for more than six months will not be taxable under the School District Tax.

•	Likewise, gain on the disposition of a Unit will be taxable under the Personal Income Tax, the Corporate Net Income Tax and the School District Tax, except that gain realized with respect to a Unit held for more than six months will not be taxable under the School District Tax.

•	Pennsylvania Trust Units may be subject to tax in the estate of a resident decedent under the Pennsylvania inheritance and estate taxes.

EXPENSES AND CHARGES

Initial Expenses

At no cost to the Trusts, the Sponsor has borne all the expenses of creating and establishing each Trust or with a Date of Deposit prior to June 22, 1995, including the cost of the initial preparation and execution of the Trust Agreement, initial preparation and printing of the certificates for Units, the fees of the Evaluator during the initial public offering, legal expenses, advertising and selling expenses and other out-of-pocket expenses. All or some portion of the expenses incurred in establishing each Trust with a Date of Deposit on or after June 22, 1995, including the cost of the initial preparation of documents relating to a Trust, federal and State registration fees, the initial fees and expenses of the Trustee, legal expenses and any other out-of-pocket expenses have been paid by the Trust and amortized over five years. All or some portion of the expenses incurred in establishing each Trust with a Date of Deposit on or after July 1, 1998, including the cost of the initial preparation of documents relating to a Trust, federal and State registration fees, the initial fees and expenses of the Trustee, legal expenses and any other out-of-pocket expenses have been paid by investors who were Holders as of the close of the initial public offering period. For Trusts with a Date of Deposit on or after July 1, 1998, the estimated organization costs were paid on a pro rata per Unit basis as part of the public offering price during the initial offering period. The estimated organization costs were then paid to the Sponsor from the assets of the Trust at the close of the initial public offering period. To the extent that actual organization costs were less than the estimated amount, only the actual organization costs were deducted from the assets of a Trust. To the extent that actual organization costs were greater than the estimated amount, only the estimated organization costs added to the Public Offering Price were reimbursed to the Sponsor. Any balance of the costs incurred in establishing a Trust, as well as advertising and selling expenses and other out-of-pocket expenses, will be paid at no cost to the Trusts.

Fees

The Trustee’s, Evaluator’s and Sponsor’s fees are set forth under the Summary of Essential Information. The Trustee receives for its services as Trustee payable in monthly installments, the amount set forth under

Summary of Essential Information. The Trustee’s fee is based on the principal amount of Bonds contained in the Trust during the preceding month. The Trustee also receives benefits to the extent that it holds funds on deposit in the various non-interest bearing accounts created under the Indenture.

The Evaluator’s fee, which is earned for Bond evaluations, is received for each evaluation of the Bonds in a Trust as set forth under Summary of Essential Information.

The Sponsor’s fee, which is earned for trust supervisory services, is based on the greatest principal amount of Bonds in a Trust at any time during the period for which such compensation is being computed. The Sponsor’s fee, which is not to exceed the maximum amount set forth under Summary of Essential Information, may exceed the actual costs of providing supervisory services for the Trust. However, at no time will the total amount the Sponsor receives for trust supervisory services rendered to all series of Tax Exempt Securities Trusts in any calendar year exceed the aggregate cost to it of supplying these services in that year. In addition, the Sponsor may also be reimbursed for bookkeeping or other administrative services provided to the Trust in amounts not exceeding its cost of providing those services. The Sponsor’s fee has been incurred by Portfolios that have come into existence after August 14, 1991, beginning with Series 345, initially, and each Series in existence thereafter.

The fees of the Trustee, Evaluator and Sponsor may be increased without approval of Holders in proportion to increases under the classification “All Services Less Rent” in the Consumer Price Index published by the United States Department of Labor.

Other Charges

The following additional charges are or may be incurred by a Trust: all expenses of the Trustee (including fees and expenses of counsel and auditors) incurred in connection with its activities under the Trust Agreement, including reports and communications to Holders; expenses and costs of any action undertaken by the Trustee to protect a Trust and the rights and interests of the Holders; fees of the Trustee for any extraordinary services performed under the Trust Agreement; indemnification of the Trustee for any loss or liability accruing to it without negligence, bad faith or willful misconduct on its part, arising out of or in connection with its acceptance or administration of a Trust.

To the extent lawful, the Trust will also pay expenses associated with updating the Trusts’ registration statements and maintaining registration or qualification of the Units and/or a Trust under federal or state securities laws subsequent to initial registration. Such expenses shall include legal fees, accounting fees, typesetting fees, electronic filing expenses and regulatory filing fees. The expenses associated with updating registration statements have been historically paid by a unit investment trust’s sponsor. Any payments received by the Sponsor reimbursing it for payments made to update the Trusts’ registration statements will not exceed the costs incurred by the Sponsors.

The Trusts shall further incur expenses associated with all taxes and other governmental charges imposed upon the Bonds or any part of a Trust (no such taxes or charges are being levied or made or, to the knowledge of the Sponsor, contemplated). The above expenses, including the Trustee’s fee, when paid by or owing to the Trustee, are secured by a lien on the Trust. In addition, the Trustee is empowered to sell Bonds in order to make funds available to pay all expenses. All direct distribution expenses of the Trusts (including the costs of maintaining the secondary market for the Trusts), such as printing and distributing prospectuses, and preparing, printing and distributing any advertisements or sales literature, will be paid at no cost to the Trusts.

PUBLIC OFFERING

Offering Price

The Public Offering Price of the Units of each Trust is determined by adding to the Evaluator’s determination of the aggregate bid price of the Bonds per Unit a sales charge equal to the percentage of the Public Offering Price indicated for the Trust in Part A, “Summary of Essential Information.” The aggregate bid price of the underlying Bonds may be expected to be less than the aggregate offering price of the Bonds. A proportionate share of accrued and undistributed interest on the Bonds in a Trust at the date of delivery of the Units of such Trust to the purchaser is also added to the Public Offering Price.

Units held in the name of the spouse or child under the age of 21 of the purchaser are deemed to be registered in the name of the purchaser for purposes of calculating the applicable sales charge.

Employees of the Sponsor and its subsidiaries, affiliates and employee-related accounts may purchase Units at a Public Offering Price equal to the Evaluator’s determination of the aggregate bid price of Bonds of a Trust per Unit plus a sales charge of .65% of the Public Offering Price. Sales through such plans to employees of the Sponsor require less selling effort and selling expenses than sales to the general public. Participants in the Smith Barney Asset OneSM Program may purchase Units of the Trust at a Public Offering Price equal to the Evaluator’s determination of the aggregate bid price of the Bonds of a Trust per Unit. Participants in the Smith Barney Asset OneSM Program are subject to certain fees for specified securities brokerage and execution services.

Method of Evaluation

The aggregate bid price of the Bonds (which is used to calculate the price at which the Sponsor repurchases and sells Units in the secondary market and the Redemption Price at which Units may be redeemed) will be determined by the Evaluator (1) on the basis of the current bid prices for the Bonds*, (2) if bid prices are not available for any Bonds, on the basis of current bid prices of comparable securities, (3) by appraisal, or (4) by any combination of the above. Such determinations will be made each business day as of the Evaluation Time set forth in the “Summary of Essential Information” of Part A, effective for all sales made subsequent to the last preceding determination. The term “business day,” as used herein, shall exclude Saturdays, Sundays and any day on which the New York Stock Exchange is closed. The difference between the bid and offering prices of the Bonds may be expected to average approximately 1½% of principal amount. In the case of actively traded securities, the difference may be as little as ½ of 1%, and in the case of inactively traded securities, such difference will usually not exceed 3%. The price at which Units may be repurchased by the Sponsor in the secondary market could be less than the price paid by the Unit holder.

Distribution of Units

Units acquired in the secondary market may be offered by this Prospectus at the Public Offering Price determined in the manner provided above. The Sponsor will allow a discount on Units sold to members of the National Association of Securities Dealers, Inc. Such discount is subject to change from time to time.

Sales will be made only with respect to whole Units, and the Sponsor reserve the right to reject, in whole or in part, any order for the purchase of Units. A purchaser does not become a Holder or become entitled to exercise the rights of a Holder (including the right to redeem its Units) until payment has been made for such Units. Generally, such payment must be made within five business days after an order for the purchase of Units has been placed. The price paid by a Holder is the Public Offering Price in effect at the time its order is received, plus accrued interest. This price may be different from the Public Offering Price in effect on any other day, including the day on which the Unit holder pays for the Units.

The Sponsor may make payments for distribution and/or Holder servicing activities out of its past profits and other available sources. The Sponsor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the Sponsor and may be substantial. Affiliates of the Sponsor may make similar payments under similar arrangements. These payments will not change the price that purchasers pay for Units of a Trust.

Market for Units

While the Sponsor is not obligated to do so, its intention is to maintain a market for the Units of a Trust and to continuously offer to purchase such Units at prices based upon the aggregate bid price of the underlying Bonds.

*	Obligations underlying such Deposited Units.

The Sponsor may cease to maintain such a market at any time and from time to time without notice if the supply of Units of a Trust exceeds demand, or for any other reason. In this event the Sponsor may nonetheless purchase Units at prices based on the current Redemption Price of those Units. In the event that a market is not maintained for the Units of a Trust, a Holder desiring to dispose of his Units may be able to do so by tendering such Units to the Trustee for redemption at the Redemption Price.

Exchange Option

Holders may exchange their Units of a series for units of any series of Tax Exempt Securities Trust (the “Exchange Trust”) available for sale in the state in which the Holder resides. Such exchange will be at a Public Offering Price for the Units of the Exchange Trust to be acquired based on a fixed sales charge of 1.50% of the Public Offering Price per Unit for an Intermediate Term Trust (Limited Term) (1.00% of the Public Offering Price per Unit for exchanges of 1,000 or more Units), 1.75% of the Public Offering Price per Unit for an Intermediate Term Trust or National Trust (Intermediate/Long Series) (1.25% of the Public Offering Price per Unit for exchanges of 1,000 or more Units) and 2.00% of the Public Offering Price per Unit for a National or State Trust (1.50% of the Public Offering Price per Unit for exchanges of 1,000 or more Units). The terms of the Exchange Option will also apply to Holders who wish to exchange Units of an Exchangeable Series for Units of a Trust of this Series. The Sponsor reserves the right to modify, suspend or terminate this plan at any time without further notice to Holders. Therefore, there is no assurance that the Exchange Option will be available to a Holder. Exchanges will be effected in whole units only. If the proceeds from the Units being surrendered are less than the cost of a whole number of Units being acquired, the exchanging Holder will be permitted to add cash in an amount to round up to the next highest number of whole Units.

An exchange of Units pursuant to the Exchange Option for units of an Exchange Trust, or Units of an Exchangeable Series for Units of a Trust, will generally constitute a taxable event under the Code, i.e., a Holder will recognize a gain or loss at the time of exchange. However, an exchange of Units of this Trust for Units of any other series of the Tax Exempt Securities Trust, or Units of an Exchangeable Series for Units of a Trust of this Series, which are grantor trusts for U.S. federal income tax purposes, will not constitute a taxable event to the extent that the underlying securities in each trust do not differ materially either in kind or in extent. Holders are urged to consult their own tax advisors as to the tax consequences to them of exchanging Units in particular cases.

Units of the Exchange Trust or a Trust of this Series will be sold under the Exchange Option at the bid prices (for trusts being offered in the secondary market) and offer prices (for trusts being offered in the primary market) of the underlying securities in the particular portfolio involved per Unit plus a fixed sales charge as previously described herein. Sales to dealers will be made at prices which represent a concession. The amount of the concession will be established at the time of sale by the Sponsor. As an example, assume that a Holder, who has three Units of a trust with a current price of $1,020 per Unit based on the bid prices of the underlying securities, desires to exchange his Units for Units of a series of an Exchange Trust with a current price of $880 per Unit based on the bid prices of the underlying securities. In this example, the proceeds from the Holder’s Units will aggregate $3,060. Since only whole Units of an Exchange Trust or a Trust of this Series may be purchased under the Exchange Option, the Holder would be able to acquire three Units in the Exchange Trust for a total cost of $2,692.80 ($2,640 for the Units and $52.80 for the sales charge) and would receive the remainder of his proceeds ($367.20) in cash. The Holder, at his option, could also decide to add $530.40 ($512.80 for the Unit and $17.60 for the sales charge) to the remaining cash balance and purchase another Unit of the Exchange Trust as explained in the first paragraph of this section.

Reinvestment Programs

Distributions of interest and/or principal are made to Holders monthly. The Holder has the option of either receiving a monthly income check from the Trustee or participating in one of the reinvestment programs offered by the Sponsor provided such Holder meets the minimum qualifications of the reinvestment program and such program lawfully qualifies for sale in the jurisdiction in which the Holder resides. Upon enrollment in a reinvestment program, the Trustee will direct monthly interest distributions and principal distributions to the reinvestment program selected by the Holder. Since the Sponsor has arranged for different reinvestment alternatives Holders should contact the Sponsor for more complete information, including charges and expenses. The appropriate prospectus will be sent to the Holder. The Holder should read the prospectus for a reinvestment program carefully before deciding to participate. Participation in the reinvestment program will apply to all Units of a Trust owned by a Holder and may be terminated at any time by the Holder. The program may also be modified or terminated by the Trustee or the program’s sponsor.

Sponsor’s and Underwriters’ Profits

The Underwriters receive a commission based on the sales charge of a particular Trust as adjusted pursuant to the agreement among Underwriters. The Sponsor receives a gross commission equal to the applicable sales charge for any Units they have underwritten, and receive the difference between the applicable sales charge and the Underwriter’s commission for the remainder of the Units. In addition, the Sponsor may realize profits or sustain losses in the amount of any difference between the cost of the Bonds to a Trust and the purchase price of such Bonds to the Sponsor. Under certain circumstances, an Underwriter may be entitled to share in such profits, if any, realized by the Sponsor. The Sponsor may also realize profits or sustain losses with respect to Bonds deposited in a Trust which were acquired from its own organization or from underwriting syndicates of which it was a member.

In maintaining a market for the Units the Sponsor will also realize profits or sustain losses in the amount of any difference between the price at which they buy such Units and the price at which they resell or redeem such Units.

An Underwriter may receive a concession for selling additional Units of any National or State Trust offered by this Prospectus, which does not include the Intermediate Term Trust, after the initial underwriting. Although there will be no concession for selling additional Units of an Intermediate Term Trust, for purposes of calculating the Aggregate Amount of Units Originally Underwritten in the table below, Underwriters will receive credit for all Units originally underwritten for all the Trusts offered by this Prospectus. As shown in the table below, the amount of the concession will vary depending upon the aggregate number of Units originally underwritten by the Underwriter, as indicated on the Underwriting page in Part A, and whether the Underwriter had previously underwritten Units of particular National or State Trust in the initial underwriting:

Aggregate Amount of Units Originally Underwritten†	Concession for Selling Additional Units of a Trust Previously Underwritten	Concession for Selling Additional Units of a Trust Not Previously Underwritten
100-249	$38.00	$35.00
250-499	$40.00	$36.00
500-749	$40.00	$37.00
750-999	$40.00	$38.00
1,000 or more	$40.00	$40.00

RIGHTS OF HOLDERS

Certificates

Ownership of Units is evidenced by registered certificates executed by the Trustee and the Sponsor. A Certificate is transferable by presentation and surrender of the Certificate to the Trustee properly endorsed or accompanied by a written instrument or instruments of transfer.

Certificates may be issued in denominations of one Unit or any multiple thereof. A Holder may be required to pay $2.00 per certificate reissued or transferred and to pay any governmental charge that may be imposed in connection with each such transfer or interchange. For new certificates issued to replace destroyed, stolen or lost certificates, the Holder must furnish indemnity satisfactory to the Trustee and must pay such expenses as the Trustee may incur. Mutilated certificates must be surrendered to the Trustee for replacement.

†	The concessions are also applied on a dollar basis utilizing a breakpoint equivalent in the above table of $1,000 for one Unit, etc.

Distribution of Interest and Principal

Interest and principal received by a Trust will be distributed on each monthly Distribution Date on a pro rata basis to Holders of record in such Trust as of the preceding Record Date. All distributions will be net of applicable expenses and funds required for the redemption of Units and, if applicable, reimbursements to the Trustee for interest payments advanced to Holders on previous Distribution Dates.

The Trustee will credit to the Interest Account of a Trust all interest received by such Trust, including that part of the proceeds of any disposition of Bonds of such Trust which represents accrued interest. Other receipts will be credited to the Principal Account of a Trust. The pro rata share of the Interest Account and the pro rata share of cash in the Principal Account represented by each Unit of a Trust will be computed by the Trustee each month as of the Record Date. Proceeds received from the disposition of any of the Bonds subsequent to a Record Date and prior to the next succeeding Distribution Date will be held in the Principal Account and will not be distributed until the following Distribution Date. The distribution to the Holders as of each Record Date will be made on the following Distribution Date or shortly thereafter. Such distributions shall consist of an amount substantially equal to one-twelfth of such Holders’ pro rata share of the estimated annual income to the Interest Account after deducting estimated expenses (the “Monthly Income Distribution”) plus such Holders’ pro rata share of the cash balance in the Principal Account computed as of the close of business on the preceding Record Date. Persons who purchase Units between a Record Date and a Distribution Date will receive their first distribution on the second Distribution Date following their purchase of Units. No distribution need be made from the Principal Account if the balance therein is less than an amount sufficient to distribute $5.00 per Unit. The Monthly Income Distribution per Unit will be in the amount shown under Summary of Essential Information for a Trust. The Monthly Income Distribution will change as the income and expenses of such Trust change and as Bonds are exchanged, redeemed, paid or sold.

Normally, interest on the Bonds is paid on a semi-annual basis. Because Bond interest is not received by a Trust at a constant rate throughout the year, any Monthly Income Distribution may be more or less than the amount credited to the Interest Account as of the Record Date. In order to eliminate fluctuations in Monthly Income Distributions resulting from such variances, the Trustee is required by the Trust Agreement to advance such amounts as may be necessary to provide Monthly Income Distributions of approximately equal amounts. The Trustee will then be reimbursed, without interest, for any such advances from funds available from the Interest Account on the next ensuing Record Date. If all or a portion of the Bonds for which advances have been made subsequently fail to pay interest when due, the Trustee may recoup such advances by reducing the amount distributed per Unit in one or more Monthly Income Distributions. If Units are redeemed subsequent to such advances by the Trustee, each remaining Holder will be subject to a greater pro rata reduction in his Monthly Income Distribution. To the extent it is unable to recoup advances from the Interest Account, the Trustee is also entitled to withdraw from the Principal Account. Funds which are available for future distributions, payments of expenses and redemptions are in accounts which are non-interest bearing to Holders and are available for use by The Bank of New York pursuant to normal banking procedures. The Trustee is entitled to the benefit of any reasonable cash balances in the Income and Principal Accounts. Because of the varying interest payment dates of the Bonds, accrued interest may at any point in time be greater than the amount of interest distributed to Holders. This excess accrued but undistributed interest amount will be added to the value of the Units on any purchase made after the Date of Deposit. If a Holder sells all or a portion of his Units, a portion of his sale proceeds will be allocable to his proportionate share of the accrued interest. Similarly, if a Holder redeems all or a portion of his Units, the Redemption Price per Unit which he is entitled to receive from the Trustee will also include his accrued interest on the Bonds.

As of the first day of each month the Trustee will deduct from the Interest Account of a Trust amounts necessary to pay the expenses of such Trust. To the extent there are not sufficient funds in the Interest Account to pay Trust expenses, the Trustee is also entitled to withdraw from the Principal Account. The Trustee also may withdraw from the accounts such amounts it deems necessary to establish a reserve for any governmental charges payable out of a Trust. Amounts so withdrawn shall not be considered a part of the Trust’s assets until such time as the Trustee returns any part of such amounts to the appropriate account. In addition, the Trustee may withdraw from the Interest Account and the Principal Account such amounts as may be necessary to cover redemption of Units by the Trustee.

Reports and Records

The Trustee shall furnish Holders in connection with each distribution a statement of the amount of interest and the amount of other receipts which are being distributed, expressed in each case as a dollar amount per Unit. In the event that the issuer of any of the Bonds fails to make payment when due of any interest or principal and such failure results in a change in the amount which would otherwise be distributed as a monthly distribution, the Trustee will, with the first such distribution following such failure, set forth in an accompanying statement, the issuer and the Bond, the amount of the reduction in the distribution per Unit resulting from such failure, the percentage of the aggregate principal amount of Bonds which such Bond represents and information regarding any disposition or legal action with respect to such Bond. Within a reasonable time after the end of each calendar year, the Trustee will furnish to each person who at any time during the calendar year was a Holder of record, a statement (1) as to the Interest Account: interest received, deductions for payment of applicable taxes and for fees and expenses of a Trust, redemptions of Units and the balance remaining after such distributions and deductions, expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (2) as to the Principal Account: the dates of disposition of any Bonds and the net proceeds received therefrom (excluding any portion representing interest), deductions for payments of applicable taxes and for fees and expenses of a Trust, redemptions of Units, and the balance remaining after such distributions and deductions, expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (3) a list of the Bonds held and the number of Units outstanding on the last business day of such calendar year; (4) the Redemption Price per Unit based upon the last computation thereof made during such calendar year; and (5) amounts actually distributed during such calendar year from the Interest Account and from the Principal Account. The accounts of a Trust shall be audited not less frequently than annually by independent auditors designated by the Sponsor, and the report of such auditors shall be furnished by the Trustee to Holders upon request.

The Trustee shall keep available for inspection by Holders at all reasonable times during usual business hours, books of record and account of its transactions as Trustee including records of the names and addresses of Holders, certificates issued or held, a current list of Bonds in the Portfolio of a Trust and a copy of the Trust Agreement.

Redemption of Units

Units may be tendered to the Trustee for redemption at its unit investment trust office at 101 Barclay Street, New York, New York 10286, upon payment of any relevant tax. At the present time there are no specific taxes related to the redemption of the Units. No redemption fee will be charged by the Sponsor or the Trustee. Units redeemed by the Trustee will be canceled.

Certificates for Units to be redeemed must be properly endorsed or accompanied by a written instrument of transfer. Holders must sign exactly as their name appears on the face of the certificate with the signature guaranteed by an officer of a national bank or trust company or by a member of either the New York, Midwest or Pacific Stock Exchange. In certain instances the Trustee may require additional documents such as, but not limited to, trust instruments, certificates of death, appointments as executor or administrator or certificates of corporate authority.

Within seven calendar days following such tender, the Holder will be entitled to receive in cash an amount for each Unit tendered equal to the Redemption Price per Unit. The “date of tender” is deemed to be the date on which Units are received by the Trustee, except as regards Units received after the close of trading on the New York Stock Exchange, the date of tender is the next day on which such Exchange is open for trading.

Accrued interest paid on redemption shall be withdrawn from the Interest Account, or, if the balance therein is insufficient, from the Principal Account. All other amounts paid on redemption shall be withdrawn from the Principal Account. The Trustee is empowered to sell Bonds in order to make funds available for redemption. Such sales could result in a sale of Bonds by the Trustee at a loss. To the extent Bonds are sold, the size and diversity of a Trust will be reduced.

The Trustee reserves the right to suspend the right of redemption and to postpone the date of payment of the Redemption Price per Unit for any period during which the New York Stock Exchange is closed or trading on that Exchange is restricted or during which (as determined by the Securities and Exchange Commission) an emergency exists as a result of which disposal or evaluation of the underlying Bonds is not reasonably practicable, or for such other periods as the Securities and Exchange Commission has by order permitted.

Computation of Redemption Price per Unit. The Redemption Price per Unit of a Trust is determined by the Trustee on the basis of the bid prices of the Bonds in such Trust as of the Evaluation Time on the date any such determination is made. The Redemption Price per Unit of a Trust is each Unit’s pro rata share, determined by the Trustee, of: (1) the aggregate value of the Bonds in such Trust on the bid side of the market (determined by the Evaluator as set forth below), (2) cash on hand in such Trust (other than funds covering contracts to purchase Bonds), and accrued and unpaid interest on the Bonds as of the date of computation, less (a) amounts representing taxes or governmental charges payable out of such Trust, (b) the accrued expenses of such Trust, and (c) cash held for distribution to Holders of such Trust of record as of a date prior to the evaluation. As of the close of the initial public offering period the Redemption Price per Unit was reduced to reflect the organization costs per Unit of a Trust. To the extent that actual organization costs were less than the estimated amount, only the actual organization costs were deducted from the assets of a Trust.

Purchase by the Sponsor of Units Tendered for Redemption. The Trust Agreement requires that the Trustee notify the Sponsor of any tender of Units for redemption. So long as the Sponsor maintains a bid in the secondary market, the Sponsor, prior to the close of business on the second succeeding business day, will purchase any Units tendered to the Trustee. Such a purchase by the Sponsor will be at the price so bid by making payment to the Holder in an amount not less than the Redemption Price and not later than the day on which the Units would otherwise have been redeemed by the Trustee.

The offering price of any Units resold by the Sponsor will be the Public Offering Price determined in the manner provided in this Prospectus. Any profit resulting from the resale of such Units will belong to the Sponsor. The Sponsor likewise will bear any loss resulting from a lower offering or redemption price subsequent to their acquisition of such Units.

SPONSOR

Citigroup Global Markets Inc. (“Citigroup Global Markets”), a New York corporation, was originally incorporated in Delaware in 1960 and traces its history through predecessor partnerships to 1873. On April 7, 2003, the name Salomon Smith Barney Inc. was changed to Citigroup Global Markets. On September 1, 1998, Salomon Brothers Inc. merged with and into Smith Barney Inc. (“Smith Barney”) with Smith Barney surviving the merger and changing its name to Salomon Smith Barney Inc. The merger of Salomon Brothers Inc. and Smith Barney followed the merger of their parent companies in November 1997. Citigroup Global Markets, an investment banking and securities broker-dealer firm, is a member of the New York Stock Exchange, Inc. and other major securities and commodities exchanges, the National Association of Securities Dealers, Inc. and the Securities Industry Association. Citigroup Global Markets is an indirect wholly-owned subsidiary of Citigroup Inc. Citigroup Global Markets or an affiliate is investment adviser, principal underwriter or distributor of more than 100 open-end investment companies and investment manager of more than 20 closed-end investment companies. Citigroup Global Markets also sponsors all Series of Corporate Securities Trust, Equity Focus Trusts, The Uncommon Values Trust and Tax Exempt Securities Trust, and acts as co-sponsor of most Series of Defined Assets Funds.

On June 24, 2005, Citigroup Inc. (“Citigroup”) announced that it has signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. (“Legg Mason”). The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the ratification of the other conditions, Citigroup expects the transaction to be completed later this year. Although the unit investment trust business of the Sponsor is contemplated to be sold to Legg Mason as of the date of this prospectus, it is unclear if the transaction closes, which Legg Mason affiliate will be proposed to be the successor sponsor or whether that entity will be appointed as successor sponsor by the Trustee during the life of the Trust. See Sponsor—Resignation.

Limitations on Liability

The Sponsor is liable for the performance of its obligations arising from its responsibilities under the Trust Agreement, but will be under no liability to Holders for taking any action or refraining from any action in good faith or for errors in judgment. The Sponsor shall also not be responsible in any way for depreciation or loss incurred by reason of the sale of any Bonds, except in cases of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

Responsibility

Although the Trusts are not actively managed as mutual funds are, the portfolios are reviewed periodically on a regular cycle. The Sponsor is empowered to direct the Trustee to dispose of Bonds when certain events occur that adversely affect the value of the Bonds. Such events include: default in payment of interest or principal, default in payment of interest or principal on other obligations of the same issuer, institution of legal proceedings, default under other documents adversely affecting debt service, decline in price or the occurrence of other market or credit factors, or decline in projected income pledged for debt service on revenue Bonds and advanced refunding that, in the opinion of the Sponsor, may be detrimental to the interests of the Holders. The Sponsor intends to provide Portfolio supervisory services for each Trust in order to determine whether the Trustee should be directed to dispose of any such Bonds.

It is the responsibility of the Sponsor to instruct the Trustee to reject any offer made by an issuer of any of the Bonds to issue new obligations in exchange and substitution for any Bonds pursuant to a refunding or refinancing plan. However, the Sponsor may instruct the Trustee to accept such an offer or to take any other action with respect thereto as the Sponsor may deem proper if the issuer is in default with respect to such Bonds or in the judgment of the Sponsor the issuer will probably default in respect to such Bonds in the foreseeable future.

Any obligations so received in exchange or substitution will be held by the Trustee subject to the terms and conditions of the Trust Agreement to the same extent as Bonds originally deposited thereunder. Within five days after the deposit of obligations in exchange or substitution for underlying Bonds the Trustee is required to give notice thereof to each Holder, identifying the Bonds eliminated and the Bonds substituted therefor. Except as stated in this and the preceding paragraph, the acquisition by a Trust of any securities other than the Bonds initially deposited in the Trust is prohibited.

Resignation

If the Sponsor resigns or becomes unable to perform its duties under the Trust Agreement, and no express provision is made for action by the Trustee in such event, the Trustee may appoint a successor sponsor or terminate the Trust Agreement and liquidate the Trusts.

TRUSTEE

The Trustee is The Bank of New York, having its offices at 2 Hanson Place, 12th Floor, Brooklyn, New York 11217. The Trustee is subject to supervision by the Superintendent of Banks of the State of New York, the Federal Deposit Insurance Company and the Board of Governors of the Federal Reserve System. In connection with the storage and handling of certain Bonds deposited in the Trust, the Trustee may use the services of The Depository Trust Company. These services may include safekeeping of the Bonds and coupon-clipping, computer book-entry transfer and institutional delivery services. The Depository Trust Company is a limited purpose trust company organized under the Banking Law of the State of New York, a member of the Federal Reserve System and a clearing agency registered under the Securities Exchange Act of 1934.

Limitations on Liability

The Trustee shall not be liable or responsible in any way for depreciation or loss incurred by reason of the disposition of any moneys, securities or certificates or in respect of any evaluation or for any action taken in good faith reliance on prima facie properly executed documents except in cases of willful misfeasance, bad faith, negligence or reckless disregard for its obligations and duties. In addition, the Trustee shall not be personally liable for any taxes or other governmental charges imposed upon or in respect of a Trust which the Trustee may be required to pay under current or future law of the United States or any other taxing authority having jurisdiction.

Resignation

By executing an instrument in writing and filing the same with the Sponsor, the Trustee and any successor may resign. In such an event the Sponsor is obligated to appoint a successor trustee as soon as possible. If the

Trustee becomes incapable of acting or becomes bankrupt or its affairs are taken over by public authorities, the Sponsor may remove the Trustee and appoint a successor as provided in the Trust Agreement. Such resignation or removal shall become effective upon the acceptance of appointment by the successor trustee. If no successor has accepted the appointment within thirty days after notice of resignation, the retiring trustee may apply to a court of competent jurisdiction for the appointment of a successor. The resignation or removal of a trustee becomes effective only when the successor trustee accepts its appointment as such or when a court of competent jurisdiction appoints a successor trustee.

EVALUATOR

The Evaluator is Standard & Poor’s Securities Evaluations, Inc., a subsidiary of The McGraw-Hill Companies, Inc., with main offices located at 55 Water Street, New York, New York 10041.

Limitations on Liability

The Trustee, Sponsor and Holders may rely on any evaluation furnished by the Evaluator and shall have no responsibility for the accuracy thereof. Determination by the Evaluator under the Trust Agreement shall be made in good faith upon the basis of the best information available to it; provided, however, that the Evaluator shall be under no liability to the Trustee, the Sponsor, or Holders for errors in judgment. But this provision shall not protect the Evaluator in cases of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

Responsibility

The Trust Agreement requires the Evaluator to evaluate the Bonds of a Trust on the basis of their bid prices on the last business day of June and December in each year, on the day on which any Unit of such Trust is tendered for redemption and on any other day such evaluation is desired by the Trustee or is requested by the Sponsor.

Resignation

The Evaluator may resign or may be removed by the joint action of the Sponsor and the Trustee. Should such removal occur, the Sponsor and the Trustee are to use their best efforts to appoint a satisfactory successor. Such resignation or removal shall become effective upon the acceptance of appointment by a successor evaluator. If upon resignation of the Evaluator no successor has accepted appointment within thirty days after notice of resignation, the Evaluator may apply to a court of competent jurisdiction for the appointment of a successor.

AMENDMENT AND TERMINATION OF THE TRUST AGREEMENT

Amendment

The Sponsor and the Trustee have the power to amend the Trust Agreement without the consent of any of the Holders when such an amendment is (1) to cure any ambiguity or to correct or supplement any provision of the Trust Agreement which may be defective or inconsistent with any other provision contained therein, or (2) to make such other provisions as shall not adversely affect the interests of the Holders. However, the Trust Agreement may not be amended to increase the number of Units issuable or to permit the deposit or acquisition of securities either in addition to or in substitution for any of the Bonds initially deposited in a Trust. In the event of any amendment, the Trustee is obligated to notify promptly all Holders of the substance of such amendment.

Termination

The Trust Agreement provides that if the principal amount of Bonds held in Trust is less than 50% of the principal amount of the Bonds originally deposited in such Trust, the Trustee may in its discretion and will, when directed by the Sponsor, terminate such Trust. A Trust may be terminated at any time by 100% of the Holders.

However, in no event may a Trust continue beyond the Mandatory Termination Date set forth under “Summary of Essential Information.” In the event of termination, written notice thereof will be sent by the Trustee to all Holders. Within a reasonable period after termination, the Trustee will sell any Bonds remaining in the affected Trust. Then after paying all expenses and charges incurred by such Trust, the Trustee will distribute to each Holder, upon surrender for cancellation of his certificate for Units, his pro rata share of the balances remaining in the Interest and Principal Account of such Trust.

MISCELLANEOUS

Legal Opinions

The legality of the Units has been passed upon by Paul, Hastings, Janofsky & Walker LLP, 75 East 55th Street, New York, New York 10022, as special counsel for the Sponsor.

Independent Registered Public Accounting Firm

The statements of assets and liabilities, including the portfolio of securities, and the related statements of operations and changes in net assets, included in this Prospectus, have been audited by KPMG LLP, independent registered public accounting firm, as indicated in their report with respect thereto and are included herein in reliance upon the authority of said firm as experts in accounting and auditing.

Performance Information

Sales material may compare tax-equivalent yields of long-term municipal bonds to long-term U.S. Treasury bonds and to the Bond Buyer Revenue Bond Index. Such information is based on past performance and is not indicative of future results. Yields on taxable investment are generally higher than those of tax-exempt securities of comparable maturity. While income from municipal bonds is exempt from federal income taxes, income from Treasuries is exempt from state and local taxes. Since Treasuries are considered to have the highest possible credit quality, the difference in yields is somewhat narrower than if compared to corporate bonds with similar ratings and maturities.

BOND RATINGS*

All ratings shown under Part A, “Portfolio of Securities,” except those identified otherwise, are by Standard & Poor’s.

Standard & Poor’s

A Standard & Poor’s corporate or municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific debt obligation. This assessment of creditworthiness may take into consideration obligors such as guarantors, insurers, or lessees. The bond rating is not a recommendation to purchase or sell a security, inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor’s by the issuer and obtained by Standard & Poor’s from other sources it considers reliable. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information.

The ratings are based, in varying degrees, on the following considerations:

I.              Likelihood of default—capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

*	As described by the rating agencies.

II.             Nature of and provisions of the obligation; and

III.           Protection afforded by and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

AAA—This is the highest rating assigned by Standard & Poor’s to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

AA—Bonds rated AA have a very strong capacity to pay interest and repay principal, and in the majority of instances they differ from AAA issues only in small degrees.

A—Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher-rated categories.

BBB—Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to weakened capacity to pay interest and repay principal for bonds in this category than for bonds in the higher-rated categories.

Plus (+) or Minus (-): To provide more detailed indications of credit quality, the ratings from “AA” to “BB” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional Ratings: The letter “p” following a rating indicates the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the issuance of the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. Accordingly, the investor should exercise his own judgment with respect to such likelihood and risk.

Conditional rating(s), indicated by “Con” are given to bonds for which the continuance of the security rating is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows and/or the security rating is conditional upon the issuance of insurance by the respective insurance company.

Moody’s Investors Service

A brief description of the applicable Moody’s rating symbols and their meanings is as follows:

Aaa—Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa—Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. Aa bonds are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A—Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa—Bonds which are rated Baa are considered as medium grade obligations: i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Rating symbols may include numerical modifiers “1,” “2,” or “3.” The numerical modifier “1” indicates that the security ranks at the high end, “2” in the mid-range, and “3” nearer the low end of the generic category. These modifiers of rating symbols “Aa,” “A” and “Baa” are to give investors a more precise indication of relative debt quality in each of the historically defined categories.

Fitch Ratings

A brief description of the applicable Fitch Ratings’ rating symbols and their meanings is as follows:

AAA—These bonds are considered to be investment grade and of the highest quality. The obligor has an extraordinary ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA—These bonds are considered to be investment grade and of high quality. The obligor’s ability to pay interest and repay principal, while very strong, is somewhat less than for AAA rated securities or more subject to possible change over the term of the issue.

A—These bonds are considered to be investment grade and of good quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB—These bonds are considered to be investment grade and of satisfactory quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however are more likely to weaken this ability than bonds with higher ratings.

A “+” or a “–” sign after a rating symbol indicates relative standing in its rating.

Prospectus

This Prospectus contains information concerning the Trust and the Sponsor, but does not contain all the information set forth in the registration statements and exhibits relating thereto, which the Trust has filed with the Securities and Exchange Commission, Washington, D.C. under the Securities Act of 1933 and the Investment Company Act of 1940, and to which reference is hereby made.

Tax Exempt Securities Trust

Intermediate Term Trust 73

National Trust 392 (Insured)

California Trust 212

•

PROSPECTUS

Dated August 5, 2005

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Sponsor

CITIGROUP GLOBAL MARKETS INC.

388 Greenwich Street

New York, New York 10013

(212) 816-6000

Trustee:

THE BANK OF NEW YORK

2 Hanson Place, 12th Floor

Brooklyn, New York, 11217

(877) 363-3613

This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any state to any person to whom it is not lawful to make such offer in such state.

No person is authorized to give any information or to make any representations with respect to this Trust, not contained in this Prospectus and you should not rely on any other information. The Trust is registered as a unit investment that under the Investment Company Act of 1940. Such registration does not imply that the Trust or any of its Units have been guaranteed, sponsored, recommended or approved by the United States or any other state or any agency or office thereof.